As filed with the Securities and Exchange Commission on April 15, 2014.

File No. 033-63935

811-05439

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 248	☒

VARIABLE ACCOUNT D

(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY

(Name of Depositor)

2323 Grand Boulevard
Kansas City, MO 64108

(Address of Depositor’s Principal Offices)

(816) 474-2345

(Depositor’s Telephone Number, Including Area Code)

Lisa Proch
Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A

TD WATERHOUSE VARIABLE ANNUITY

VARIABLE ACCOUNT D

ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)

This prospectus describes information you should know before you purchase the TD Waterhouse Variable Annuity. Please read it carefully before you purchase your variable annuity.

TD Waterhouse Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓  Flexible, because you may add Premium Payments at any time.

✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, AllianceBernstein L.P., American Century Investments, Federated Insurance Series, Hartford HLS Funds, ING Investors Trust, MFS® Variable Insurance Trust, Nationwide Funds Advisors, Neuberger Berman Advisers Management Trust, Pioneer Variable Contracts Trust, Van Eck VIP Trust and Wells Fargo Funds Management, LLC.

You may also allocate some or all of your Premium Payment to either the Fixed Accumulation Feature or a Guarantee Period. The Fixed Accumulation Feature pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to the Fixed Accumulation Feature or a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

PROSPECTUS DATED: MAY 1, 2014

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2014

Union Security Insurance Company

Union Security Insurance Company

Definitions

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.

Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Our overnight mailing address is: Hartford Life and Annuity Insurance Company, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: Hartford Life and Annuity Insurance Company, PO Box 14293, Lexington, KY 40512-4293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

Annuity Period: The time during which we make Annuity Payouts.

Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, this is defined as the "Fixed Account."

General Account: This account holds our company assets and any assets not allocated to a Separate Account.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may

Union Security Insurance Company

name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Premium Payment: Money sent to us to be invested in your Contract.

Premium Tax: A tax charged by a state or municipality on Premium Payments.

Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.

Required Minimum Distribution: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

Surrender: A complete or partial withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable Market Value Adjustment.

Union Security: Union Security Insurance Company, the company that issued this Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4: 00 p.m. Eastern Time.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Union Security Insurance Company

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments)	None

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	0.45%
Total Separate Account Annual Expenses	0.45%

(1)  An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

This next item shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More details concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.33%	1.75%

Union Security Insurance Company

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$307
3 years	$936
5 years	$1,588
10 years	$3,323

(2)  If you annuitize at the end of the applicable time period:

1 year	$277
3 years	$906
5 years	$1,558
10 years	$3,293

(3)  If you do not Surrender your Contract:

1 year	$307
3 years	$936
5 years	$1,588
10 years	$3,323

Condensed Financial Information

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the "Accumulation Unit Values" section of this Prospectus for information regarding Accumulation Unit Values.

Union Security Insurance Company

Highlights

What type of sales charge will I pay?

This Contract is no longer available for sale.

Is there an Annual Maintenance Fee?

We deduct a $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.

What charges will I pay on an annual basis?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 0.45% of your Contract Value invested in the Sub-Accounts.

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

Can I take out any of my money?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty. Surrenders may be subject to a Market Value Adjustment.

Is there a Market Value Adjustment?

Surrenders and other withdrawals from a Guarantee Period in our General Account may be subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."

What Investment Choices are available?

You may allocate your Premium Payment or Contract Values among the following investment choices:

•  The variable Sub-Accounts that invest in underlying Funds; and/or

•  The Fixed Accumulation Feature; and/or

•  One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Will Union Security pay a Death Benefit?

There is a Death Benefit if the Contract Owner dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

•  If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:

•  The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative Market Value Adjustment; or

•  The Contract Value of your Contract adjusted by any Market Value Adjustment.

What Annuity Payout Options are available?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•  fixed dollar amount Automatic Annuity Payouts,

•  variable dollar amount Automatic Annuity Payouts, or

•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

Union Security Insurance Company

General Contract Information

Union Security Insurance Company

Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The Separate Account

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract.

The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Core Equity Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Global Health Care Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Money Market Fund — Series I*	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Technology Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS International Growth Portfolio — Class A	Seeks long term growth of capital	ABIS — AllianceBernstein Investor Services, Inc.
AllianceBernstein VPS Large Cap Growth Portfolio — Class A	Seeks long-term growth of capital	ABIS — AllianceBernstein Investor Services, Inc.
AllianceBernstein VPS Money Market Portfolio — Class A†*	Maximum current income to the extent consistent with safety of principal and liquidity	AllianceBernstein, L.P.

Union Security Insurance Company

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Century Variable Portfolios, Inc.
American Century VP Balanced Fund — Class I	Long-term capital growth and current income	American Century Investment Management, Inc.
American Century VP Capital Appreciation Fund — Class I	Seeks capital growth	American Century Investment Management, Inc.
Federated Insurance Series
Federated Fund for U.S. Government Securities II	Seeks to provide current income	Federated Investment Management Company
Federated High Income Bond Fund II	Seeks high current income	Federated Investment Management Company
Federated Managed Tail Risk Fund II (1)	Seeks capital appreciation	Federated Equity Management Company of Pennsylvania Sub-advised by Federated Investment Management Company
Federated Managed Volatility Fund II (2)	Seeks to achieve high current income and moderate capital appreciation	Federated Equity Management Company of Pennsylvania Sub-advised by Federated Investment Management Company
Hartford Series Fund, Inc.
Hartford Index HLS Fund — Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate	Hartford Funds Management Company, LLC Sub-advised by Hartford Investment Management Company
MFS® Variable Insurance Trust
MFS® Growth Series — Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio — Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management
MFS® Strategic Income Portfolio — Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation
Nationwide Variable Insurance Trust
NVIT Developing Markets Fund — Class II	Seeks long-term capital appreciation	Nationwide Fund Advisers Sub-advised by The Boston Company Asset Management LLC
Neuberger Berman Advisers Management Trust
Large Cap Value Portfolio (3)	Seeks to provide long-term growth of capital	Neuberger Berman Management LLC Sub-advised by Neuberger Berman LLC
Short Duration Bond Portfolio	Seeks highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal	Neuberger Berman Management LLC Sub-advised by Neuberger Berman Fixed Income LLC
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio — Class I	Long-term growth of capital and reasonable current income	Pioneer Investment Management, Inc.
Pioneer Select Mid Cap Growth VCT Portfolio — Class 1 (4)	Seeks long-term capital growth	Pioneer Investment Management, Inc.

Union Security Insurance Company

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Van Eck VIP Trust (5)
Van Eck VIP Global Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in hard asset securities; income is a secondary consideration	Van Eck Associates Corporation
Van Eck VIP Unconstrained Emerging Markets Bond Fund (6)	Seeks high total return — income plus capital appreciation — by investing globally, primarily in a variety of debt securities	Van Eck Associates Corporation
Voya Investors Trust (7)
Voya Global Resources Portfolio — Class S (8)	Seeks long-term capital appreciation	Directed Services Inc. Sub-advised by Voya Investment Management Co. LLC
VY JPMorgan Emerging Markets Equity Portfolio — Class I (9)	Seeks capital appreciation	Directed Services Inc. Sub-advised by J. P. Morgan Investment Management Inc.
Wells Fargo Variable Trust Funds
Wells Fargo Advantage VT Discovery Fund — Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC Sub-advised by Wells Capital Management Incorporated

†  Closed to new and subsequent Premium Payments and transfers of Contract Value.

*  In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

Notes

(1)  Formerly Federated Capital Appreciation Fund II

(2)  Formerly Federated Capital Income Fund II

(3)  Formerly Partners Portfolio

(4)  Formerly Pioneer Growth Opportunities Fund — Class 1

(5)  Formerly Van Eck Worldwide Insurance Trust

(6)  Formerly Van Eck VIP Global Bond Fund

(7)  Formerly ING Investors Trust

(8)  Formerly ING Global Resources Portfolio

(9)  Formerly ING JPMorgan Emerging Markets Equity Portfolio

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate

Union Security Insurance Company

accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

•  Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•  Arrange for the handling and tallying of proxies received from Contract Owners.

•  Vote all Fund shares attributable to your Contract according to instructions received from you, and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the

Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2013, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distributors, Inc, Federated Securities Corp, ING Fund Services, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Union Security Insurance Company

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2013, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2013, revenue sharing and Rule 12b-1 fees did not exceed approximately $42,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

Fixed Accumulation Feature

Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature, which is called the Fixed Account in your Contract, is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors. The maximum allowed to be invested in the Fixed Accumulation Feature is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.

Union Security Insurance Company

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guarantee of 3% for any given year.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

Guarantee Periods

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guaranteed Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We may, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. Union Security's Management makes the final determination on the guaranteed interest rates to be declared.

We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Premium Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

•  the duration of a Guarantee Period;

•  regulatory and tax requirements;

•  sales and administrative expenses we bear;

•  risks we assume;

•  our profitability objectives; and

•  general economic trends.

Market Value Adjustment

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to distributions on the death of the Annuitant, an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

Union Security Insurance Company

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

1.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

2.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers from our Fixed Accumulation Feature or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

The DCA Plus program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

The Contract

Purchases and Contract Value

What types of Contracts are available?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

Union Security Insurance Company

•  Individual Retirement Annuities adopted according to Section 408 of the Code;

•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

How do I purchase a Contract?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

How are Premium Payments applied to my Contract?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next

Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

If you purchase your Contract in a state that requires us to return your Premium Payment instead of your Contract Value if you exercise your 10-day right to cancel, we will allocate your initial Premium Payment to the Alliance Money Market Portfolio until your cancellation period has expired. At that time, your Contract Value will be allocated to the investment choices you selected.

Can I cancel my Contract after I purchase it?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

How is the value of my Contract calculated before the Annuity Commencement Date?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

Union Security Insurance Company

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

•  The amount of any transfers or Surrenders out of the Guarantee Period.

Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on My Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Union Security Insurance Company

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market
Sub-Account to a growth Sub-Account and
then, before the end of that same Valuation
Day, transfer the same $10,000 from the
growth Sub-Account to an international
Sub-Account	No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

Union Security Insurance Company

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Fixed Accumulation Feature Transfers — During each contract year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Account. The transfers must be for $500 or more. All transfer allocations must be in whole numbers (e.g. 1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1000, then you may transfer the entire amount.

Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Accumulation Feature.

Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Charges and Fees

The following charges and fees are associated with the Contract:

Mortality and Expense Risk Charge

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 0.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement

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Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

Annual Maintenance Fee

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

When Is the Annual Maintenance Fee Waived?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.

Premium Taxes

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.

Charges Against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund's prospectuses.

Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Contract Owner dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:

•  The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative Market Value Adjustment; or

•  The Contract Value of your Contract adjusted by any Market Value Adjustment.

How is the Death Benefit paid?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than

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the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death

Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

Surrenders

What kinds of Surrenders are available?

Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Market Value Adjustment and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature. There are two restrictions:

•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

How do I request a Surrender?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

You may submit this form via facsimile.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

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Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

What should be considered about taxes?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 — If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?

•  How often do you want to receive Annuity Payouts?

•  What level of Assumed Investment Return should you choose?

•  Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. When do you want Annuity Payouts to begin?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The

Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday unless you elect a later date to begin receiving payments, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

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2. Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

Joint and Full Survivor Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

Joint and 1/2 Contingent Survivor Annuity

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

•  You cannot Surrender your Contract once Annuity Payouts begin.

•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3. How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly,

•  quarterly,

•  semiannually, or

•  annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

What is the Assumed Investment Return?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

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Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,

•  the Annuitant's attained age and gender (if applicable),

•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,

•  the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.

Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another four times per year. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

Static Asset Allocation Models

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you

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have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•  Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•  Dollar Cost Averaging

We offer three dollar cost averaging programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.

Other Program considerations

•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•  Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your

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circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

•  Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•  These Programs may be adversely affected by Fund trading policies.

Other Information

Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Hartford Securities Distribution, Inc. ("HSD") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry

Regulatory Authority (FINRA). The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive

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on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.

Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2013, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:

AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

For the fiscal year ended December 31, 2013, Additional Payments did not in the aggregate exceed approximately $350,000 (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.

Independent Registered Public Accounting Firm

The consolidated financial statements of Union Security Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 1100 Walnut, Kansas City, MO 64106.

Legal Proceedings

Union Security is regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

More Information

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)

Financial Statements

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free

Union Security Insurance Company

of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities and Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment

Union Security Insurance Company

income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

2.  Other Contract Owners (Natural Persons).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Distributions Prior to the Annuity Commencement Date.

  i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

  ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

  iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in

Union Security Insurance Company

gross income, and will simply reduce the "investment in the contract."

  iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

  v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

  vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

b.  Distributions After Annuity Commencement Date.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

  ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

  iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

  i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

  ii.  The 10% penalty tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer's becoming disabled.

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless

Union Security Insurance Company

such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.  Required Distributions

  i.  Death of Contract Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

  ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

  iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

  iv.  Civil Union or Domestic Partner

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  Partial Exchanges.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Union Security Insurance Company

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3.  Diversification Requirements.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

•  no more than 80% is represented by any three investments, and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

4.  Tax Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. General Provisions Affecting Qualified Retirement Plans

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for

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such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

Information Regarding Tax-Qualified Retirement Plans

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible

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basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the

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Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. Tax Sheltered Annuity under Section 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.  after the employee reaches age 59 1/2;

b.  upon the employee's separation from service;

c.  upon the employee's death or disability;

d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.  as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective

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for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,000 for 2012). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. Taxation of Amounts Received from Qualified Plans

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. Penalty Taxes for Qualified Plans

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to

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make timely RMDs are more uniform, and are described in more detail below.

a.  Penalty Taxes on Premature Distributions

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;

(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.  RMDs and 50% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)  the calendar year in which the individual attains age 70 1/2, or

(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

Union Security Insurance Company

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. Tax Withholding for Qualified Plans

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. Rollover Distributions

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and

(3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either —

a.  an RMD amount;

b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.  any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the

Union Security Insurance Company

"direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

Union Security Insurance Company

Accumulation Unit Values

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
AllianceBernstein VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.091	$7.035	$8.398	$7.472	$5.377	$10.560	$10.383	—	—	—
Accumulation Unit Value at end of period	$9.151	$8.091	$7.035	$8.398	$7.472	$5.377	$10.560	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	53	58	56	85	98	98	122	—	—	—
AllianceBernstein VPS Large Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.932	$21.406	$22.293	$20.340	$14.857	$24.734	$21.810	$22.006	$19.198	$17.754
Accumulation Unit Value at end of period	$34.090	$24.932	$21.406	$22.293	$20.340	$14.857	$24.734	$21.810	$22.006	$19.198
Number of Accumulation Units outstanding at end of period (in thousands)	20	16	21	27	34	36	50	78	128	144
American Century VP Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.422	$21.943	$20.926	$18.830	$16.379	$20.651	$19.769	$18.115	$17.341	$15.868
Accumulation Unit Value at end of period	$28.549	$24.422	$21.943	$20.926	$18.830	$16.379	$20.651	$19.769	$18.115	$17.341
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	22	29	29	71	87	98	133	136
American Century VP Capital Appreciation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.796	$20.606	$22.140	$16.939	$12.413	$23.170	$15.963	$13.680	$11.257	$10.511
Accumulation Unit Value at end of period	$31.014	$23.796	$20.606	$22.140	$16.939	$12.413	$23.170	$15.963	$13.680	$11.257
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	22	28	31	27	52	29	40	47
Federated Fund for U.S. Government Securities II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.878	$20.366	$19.341	$18.473	$17.638	$16.991	$16.058	$15.489	$15.250	$14.785
Accumulation Unit Value at end of period	$20.358	$20.878	$20.366	$19.341	$18.473	$17.638	$16.991	$16.058	$15.489	$15.250
Number of Accumulation Units outstanding at end of period (in thousands)	44	48	35	54	69	72	82	78	129	152
Federated High Income Bond Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.394	$24.868	$23.752	$20.796	$13.667	$18.551	$18.017	$16.333	$15.982	$14.534
Accumulation Unit Value at end of period	$30.242	$28.394	$24.868	$23.752	$20.796	$13.667	$18.551	$18.017	$16.333	$15.982
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	22	28	31	31	47	41	74	68
Federated Managed Tail Risk Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.640	$10.613	$11.257	$10.362	—	—	—	—	—	—
Accumulation Unit Value at end of period	$13.494	$11.640	$10.613	$11.257	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	11	8	10	12	—	—	—	—	—	—
Federated Managed Volatility Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.283	$17.943	$17.203	$15.418	$12.073	$15.232	$14.707	$12.775	$12.074	$11.026
Accumulation Unit Value at end of period	$24.583	$20.283	$17.943	$17.203	$15.418	$12.073	$15.232	$14.707	$12.775	$12.074
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	3	4	5	2	4	4	5	10

Union Security Insurance Company

	As of December 31,
Sub-Account	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Hartford Index HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.999	$19.111	$18.856	$16.509	$13.146	$20.998	$20.049	$17.444	$16.767	$15.257
Accumulation Unit Value at end of period	$28.897	$21.999	$19.111	$18.856	$16.509	$13.146	$20.998	$20.049	$17.444	$16.767
Number of Accumulation Units outstanding at end of period (in thousands)	70	66	68	82	114	151	160	201	254	297
ING Global Resources Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.933	$12.338	$13.642	$11.265	$8.229	$14.010	$10.000	—	—	—
Accumulation Unit Value at end of period	$13.495	$11.933	$12.338	$13.642	$11.265	$8.229	$14.010	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	36	49	44	49	58	—	—	—
ING JPMorgan Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.645	$15.695	$19.239	$16.021	$9.355	$19.239	$13.923	$10.270	$10.077	—
Accumulation Unit Value at end of period	$17.542	$18.645	$15.695	$19.239	$16.021	$9.355	$19.239	$13.923	$10.270	—
Number of Accumulation Units outstanding at end of period (in thousands)	39	38	26	39	30	15	27	32	22	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.534	$18.994	$19.092	$17.505	$13.706	$19.708	$18.311	$16.804	—	—
Accumulation Unit Value at end of period	$27.708	$21.534	$18.994	$19.092	$17.505	$13.706	$19.708	$18.311	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	12	19	26	34	52	—	—
Invesco V.I. Global Health Care Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.038	$23.296	$22.512	$21.477	$16.897	$23.779	$21.355	$20.384	$18.933	$17.680
Accumulation Unit Value at end of period	$39.229	$28.038	$23.296	$22.512	$21.477	$16.897	$23.779	$21.355	$20.384	$18.933
Number of Accumulation Units outstanding at end of period (in thousands)	24	22	21	27	32	33	41	52	61	80
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.995	—	—	—	—	—	—	—	—	—	(a)
Accumulation Unit Value at end of period	$9.975	—	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—	—	—	—
Invesco V.I. Technology Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.888	$14.342	$15.173	$12.565	$8.019	$14.514	$13.537	$12.308	$12.101	$11.617
Accumulation Unit Value at end of period	$19.793	$15.888	$14.342	$15.173	$12.565	$8.019	$14.514	$13.537	$12.308	$12.101
Number of Accumulation Units outstanding at end of period (in thousands)	35	45	59	66	68	72	106	95	173	230
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.158	—	—	—	—	—	—	—	—	—	(b)
Accumulation Unit Value at end of period	$10.548	—	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	25	—	—	—	—	—	—	—	—	—
MFS Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.074	—	—	—	—	—	—	—	—	—	(b)
Accumulation Unit Value at end of period	$10.315	—	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—

Union Security Insurance Company

	As of December 31,
Sub-Account	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.411	$22.600	$22.776	$19.837	$14.473	$23.231	$19.258	$17.930	$16.495	$14.668
Accumulation Unit Value at end of period	$35.981	$26.411	$22.600	$22.776	$19.837	$14.473	$23.231	$19.258	$17.930	$16.495
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	20	29	29	28	32	41	56	69
NVIT Developing Markets Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.266	$18.292	$23.680	$20.481	$12.682	$30.230	$21.160	$15.794	$12.063	$10.115
Accumulation Unit Value at end of period	$21.178	$21.266	$18.292	$23.680	$20.481	$12.682	$30.230	$21.160	$15.794	$12.063
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	23	30	38	43	58	74	75	87
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.994	$11.840	$12.428	$10.760	$8.633	$13.192	$12.622	$10.871	$10.285	$10.063
Accumulation Unit Value at end of period	$17.241	$12.994	$11.840	$12.428	$10.760	$8.633	$13.192	$12.622	$10.871	$10.285
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	41	42	51	45	63	78	105	118
Pioneer Select Mid Cap Growth VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.396	$21.959	$22.568	$18.857	$13.103	$20.403	$21.318	$20.279	$19.094	$15.679
Accumulation Unit Value at end of period	$33.180	$23.396	$21.959	$22.568	$18.857	$13.103	$20.403	$21.318	$20.279	$19.094
Number of Accumulation Units outstanding at end of period (in thousands)	39	37	41	46	50	55	62	164	196	279
Short Duration Bond Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.761	$15.135	$15.159	$14.463	$12.820	$14.876	$14.262	$13.749	$13.614	$13.570
Accumulation Unit Value at end of period	$15.787	$15.761	$15.135	$15.159	$14.463	$12.820	$14.876	$14.262	$13.749	$13.614
Number of Accumulation Units outstanding at end of period (in thousands)	32	76	36	32	27	21	25	38	62	61
Van Eck VIP Global Hard Assets Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.674	$33.689	$40.504	$31.483	$20.075	$37.429	$25.866	$20.871	$13.823	$11.199
Accumulation Unit Value at end of period	$38.155	$34.674	$33.689	$40.504	$31.483	$20.075	$37.429	$25.866	$20.871	$13.823
Number of Accumulation Units outstanding at end of period (in thousands)	58	30	64	72	73	31	44	42	59	23
Van Eck VIP Unconstrained Emerging Markets Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.312	$22.186	$20.609	$19.494	$18.477	$17.914	$16.402	$15.473	$16.029	$14.751
Accumulation Unit Value at end of period	$21.080	$23.312	$22.186	$20.609	$19.494	$18.477	$17.914	$16.402	$15.473	$16.029
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	12	15	14	22	19	8	16	17
Wells Fargo Advantage VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.542	$29.471	$29.479	$21.847	$15.642	$28.237	$23.188	$20.317	$16.799	—
Accumulation Unit Value at end of period	$49.449	$34.542	$29.471	$29.479	$21.847	$15.642	$28.237	$23.188	$20.317	—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	19	22	19	22	38	31	34	—

(a)  Inception date July 15, 2013.

(b)  Inception date August 15, 2013.

Union Security Insurance Company

Further Information About Union Security Insurance Company

ITEM 3. RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.

Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.

General economic, financial market and political conditions may materially adversely affect our results of operations and financial condition. Particularly, difficult conditions in financial markets and the global economy may negatively affect the results of Union Security Insurance Company (the "Company").

General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, low interest rates, increases in prices or in the rate of inflation, continuing high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the markets. Specifically, during periods of economic downturn:

•  individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, (iii) choose to reduce the amount of coverage they purchase, and (iv) in the case of business customers of the Company, have fewer employees requiring insurance coverage due to reductions in their staffing levels;

•  disability insurance claims and claims on other specialized insurance products tend to rise;

•  clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums and the collection of receivables such as unearned premiums.

A.M. Best, Moody's, and S&P rate the financial strength of the Company, and a decline in these ratings could affect our standing in the insurance industry and cause our sales and earnings to decrease.

Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best Company ("A.M. Best"), Moody's Investor Services ("Moody's") and Standard & Poor's Inc. ("S&P") ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings. For example, Moody's currently has a negative outlook on two of the Company's life and health insurance affiliates primarily citing the adverse revenue and earnings pressures of the Affordable Care Act on these affiliates.

Any reduction in our ratings could materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.

As of December 31, 2013, contracts representing approximately 5% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A–" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A–".

Our earnings could be materially affected by an impairment of goodwill.

We review our goodwill annually in the fourth quarter for impairment or more frequently if circumstances indicate that the asset may be impaired exist. Such circumstances could include a sustained significant decline in our share price, a decline in our actual or expected future cash flows or income, a significant adverse change in the business climate, or slower growth rates, among others. For more information on our annual goodwill impairment testing and the goodwill of the Company, please see "MD&A — Critical Factors Affecting Results — Valuation and Recoverability of Goodwill" below.

The Company is also subject to additional risks associated with its business. These risks include, among others:

•  Reliance on relationships with significant clients, distributors and other parties.

Our relationships and contractual arrangements with significant clients, distributors and other parties with whom we do business are important to the success of our business. For example, we have relationships through an affiliate, Disability Reinsurance Management Services, Inc., with group insurance carriers to reinsure their disability and life insurance product offerings. If our significant clients, distributors and other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk

Union Security Insurance Company

that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.

•  Failure to attract and retain sales representatives or develop and maintain distribution sources.

Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

•  Failure to accurately predict benefits and other costs and claims.

We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods. This ability could be affected by factors such as inflation, changes in the regulatory environment, changes in industry practices or changes in legal, social or environmental conditions. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict benefits and claims. For example, we pay disability claims to insureds who may also be entitled to the payment of monthly disability benefits from the U.S. Social Security Administration (the "SSA"). Under the insurance policy, a portion, or the total amount, of the monthly benefit from the SSA may be offset from the monthly disability benefit payable to the insured. The inability to accurately predict and price for benefits, claims and other costs could materially adversely affect our results of operations and financial condition.

•  Changes in regulation.

Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.

In March 2010, President Obama signed the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, and the rules and regulations thereunder (together, the "Affordable Care Act") into law. Provisions of the Affordable Care Act and related reforms have and will become effective at various dates over the next several years and will make sweeping and fundamental changes to the U.S. health care system that are expected to significantly affect the health insurance industry. Although the Company cannot predict or quantify the precise effects of the Affordable Care Act on its business, they will include, in particular, a requirement that the Company or Assurant, Inc. (the "Parent") or affiliates pay rebates to customers if the loss ratios for some of its products lines are less than specified percentages; the need to reduce commissions, and the consequent risk that insurance producers may sell less of the Company or its Parent or affiliates' products than they have in the past; changes in the benefits provided under some products; limits on lifetime and annual benefit maximums; a prohibition from imposing any pre-existing condition exclusion as it applies to enrollees under the age of 19 who apply for coverage; limits on the ability to rescind coverage for persons who have misrepresented or omitted material information when they applied for coverage and, after January 1, 2014, elimination of the Company or its parent or affiliates' ability to underwrite health insurance products with certain narrow exceptions; a requirement to offer coverage to any person who applies for such coverage; requirements to include the package of essential health benefits; increased costs to modify and/or sell products; intensified competitive pressures that limit the ability to increase rates due to state insurance exchanges; significant risk of customer loss; new and higher taxes and fees and limitations on the deductibility of compensation and certain other payments; and the need to operate with a lower expense structure at both the business segment and enterprise level.

In addition, some uncertainty remains with respect to a number of provisions of the Affordable Care Act, including lack of clarity surrounding the mechanics of inclusion of pediatric dental coverage in the package of essential health benefits, which could disrupt revenues in our business.

•  Reinsurers' failure to fulfill obligations.

In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its Fortis Financial Group ("FFG") division to The Hartford Financial Services Group, Inc. ("The Hartford") and in 2000 the Parent sold its Long Term Care division to John Hancock Life Insurance Company ("John Hancock"), now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert to us.

In January, 2013, The Hartford sold its Individual Life Operations to Prudential Financial, Inc. ("Prudential"). Included in this transaction are the individual life policies remaining in force that were originally transferred to The Hartford as part of the sale of FFG. The assets backing the reserves coinsured from The Hartford to Prudential continue to be held in trusts or separate accounts, and we are subject to the risk that the trust and/or separate account assets are insufficient to support the liabilities that would revert to us.

Union Security Insurance Company

Although The Hartford remains responsible for the sufficiency of the assets backing the reserves, we face risks related to any administrative system changes Prudential implements in administering the business.

The A.M. Best ratings of The Hartford and John Hancock are currently A– and A+, respectively. A.M. Best currently maintains a stable outlook on both The Hartford and John Hancock's financial strength ratings.

We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

•  Credit risk of some of our agents.

We advance agents' commissions as part of our pre-funded funeral insurance ("preneed") insurance product offerings. These advances are a percentage of the total face amount of coverage as opposed to a percentage of the first-year premium paid, the formula that is more common in other life insurance markets. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.

•  Risks related to litigation and regulatory actions.

From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

In recent years, significant attention has been focused on the procedures that life insurers follow to identify unreported death claims. In November 2011, the National Conference of Insurance Legislators ("NCOIL") proposed a model rule that would govern unclaimed property policies for insurers and mandate the use of the U.S. Social Security Administration's Death Master File (the "Death Master File") to identify deceased policyholders and beneficiaries. Certain state insurance regulators have also focused on this issue. For example, the New York Department of Financial Services issued a letter requiring life insurers doing business in New York to use data from the Death Master File to search proactively for deceased policyholders and to pay claims without the receipt of a valid claim by or on behalf of a beneficiary. It is possible that regulators in other states may adopt regulations similar to the NCOIL model rule or to the requirements imposed by the New York Department of Financial Services. The Company has evaluated the impact of the NCOIL model rule and established reserves for additional claim liabilities in certain of its businesses. It is possible that existing reserves may be inadequate and need to be increased and/or that the Company may be required to establish reserves for businesses the Company does not currently believe are subject to the NCOIL model rule or any similar regulatory requirement.

In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. Among other companies, the Company is currently subject to these audits in a number of states.

The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.

As part of a previously disclosed settlement between the Parent and the U.S. Securities and Exchange Commission (the "SEC"), the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse affect on our business, results of operations or financial condition.

For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2013 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com.

Union Security Insurance Company

ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL

Stephen W. Gauster, Esq., who serves as an Assistant Secretary of the Company, and Kenneth D. Bowen, Esq., who serves as Vice President and Secretary of the Company, have each given a legal opinion as to the validity of the Contracts. In addition, each of Messrs. Gauster and Bowen owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT

(A) DESCRIPTION OF THE BUSINESS

Legal Organization

Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly owned subsidiary of Assurant, Inc. ("Assurant"), which owns and operates companies that provide specialty insurance products and related services in North America, Latin America, Europe and other select worldwide markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.

In this report, references to "the Company," "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.

Business Organization

The Company, which is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York, writes insurance products that are marketed by Assurant's business segments (see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for a full description of each of these segments). We perform a substantial portion of the operations of the Assurant Employee Benefits segment. We directly market, sell and administer the group disability, group life, group vision, group worksite and certain group dental insurance products, and we provide administrative services under administrative services agreements to other Assurant subsidiaries that provide prepaid dental products. In addition, we reinsure disability and life products through our affiliate, Disability Reinsurance Management Services, Inc ("DRMS"). With respect to the Assurant Health segment, we issue small group health insurance policies that are sold through an independent agency. With respect to Assurant Solutions segment, we administer preneed life insurance products which are currently in run-off. Finally, with respect to the Assurant Specialty Property segment, we issue accidental death and dismemberment policies for which the segment performs the selling, marketing, and administration functions. Of our total revenues, excluding net realized gains on investments, generated during 2013, approximately 92% was from the Assurant Employee Benefits segment, approximately 6% was from the Assurant Solutions segment, and the remaining from the other Assurant segments.

As an indirect wholly owned subsidiary of Assurant, Union Security does not have any publicly issued equity or debt securities. We are, however, subject to certain filing requirements under the federal securities laws, because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as FFG, to The Hartford. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.

As of December 31, 2013, we had approximately 1,402 employees. We believe that employee relations are satisfactory.

For additional information that relates to our business, we refer you to Assurant's 2013 Annual Report on Form 10-K filed with the SEC and available on the SEC website at www.sec.gov or through Assurant's website at www.assurant.com.

(B) DESCRIPTION OF THE PROPERTY

Our principal office is in Kansas City, Missouri, where we lease office space in a building owned by Assurant. We have regional claims and sales offices throughout the U.S. We believe that our leased properties are adequate for our current business operations.

(C) LEGAL PROCEEDINGS

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff, and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial position.

(D) NOT APPLICABLE.

Union Security Insurance Company

(E) FINANCIAL STATEMENTS

Independent Auditor's Report

To the Board of Directors and Stockholder of
Union Security Insurance Company:

We have audited the accompanying consolidated financial statements of Union Security Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Union Security Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the consolidated financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated financial statements taken as a whole.

PricewaterhouseCoopers LLP
Kansas City, MO

April 15, 2014

Union Security Insurance Company

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2013 and 2012

	December 31, 2013	December 31, 2012
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $2,315,654 in 2013 and $2,460,930 in 2012)	$2,592,484	$2,945,407
Equity securities available for sale, at fair value (cost — $94,467 in 2013 and $76,808 in 2012)	100,266	91,093
Commercial mortgage loans on real estate, at amortized cost	562,368	628,506
Policy loans	12,461	12,802
Short-term investments	64,457	41,480
Collateral held/pledged under securities agreements	42,232	42,540
Other investments	116,785	109,547
Total investments	3,491,053	3,871,375
Cash and cash equivalents	17,641	5,092
Premiums and accounts receivable, net	71,304	68,699
Reinsurance recoverables	1,837,380	1,803,405
Accrued investment income	37,492	39,659
Deferred acquisition costs	24,521	20,600
Tax receivable	9,090	0
Goodwill	17,285	17,285
Value of business acquired	11,555	13,105
Other intangible assets, net	16,548	18,335
Other assets	6,323	8,577
Assets held in separate accounts	1,715,625	1,510,458
Total assets	$7,255,817	$7,376,590
Liabilities
Future policy benefits and expenses	$2,743,876	$2,804,648
Unearned premiums	30,535	30,021
Claims and benefits payable	1,679,730	1,695,090
Commissions payable	16,330	15,970
Deferred gain on disposal of businesses	62,313	73,529
Obligation under securities agreements	42,229	42,534
Accounts payable and other liabilities	138,975	138,512
Deferred income taxes, net	22,242	69,917
Tax payable	0	13,224
Liabilities related to separate accounts	1,715,625	1,510,458
Total liabilities	6,451,855	6,393,903
Commitments and contingencies (Note 16)
Stockholder's equity
Common stock, average par value $0.32 per share, 23,083,000 shares authorized, 2,613,241 issued and outstanding at December 31, 2013 and 2012	5,230	5,230
Additional paid-in capital	515,400	515,400
Retained earnings	103,231	141,467
Accumulated other comprehensive income	180,101	320,590
Total stockholder's equity	803,962	982,687
Total liabilities and stockholder's equity	$7,255,817	$7,376,590

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Revenues
Net earned premiums	$1,001,631	$1,007,986	$1,074,316
Net investment income	182,960	198,728	203,635
Net realized gains on investments, excluding other-than-temporary investment losses	13,489	10,026	3,435
Total other-than-temporary investment losses	(1,969)	(53)	(3,296)
Portion of net gain recognized in other comprehensive income, before taxes	104	0	312
Net other-than-temporary investment losses recognized in earnings	(1,865)	(53)	(2,984)
Amortization of deferred gains on disposal of businesses	11,216	12,506	13,862
Fees and other income	8,877	8,416	7,914
Total revenues	1,216,308	1,237,609	1,300,178
Benefits, losses and expenses
Policyholder benefits	745,247	731,862	817,575
Amortization of deferred acquisition costs and value of business acquired	29,988	28,758	28,785
Underwriting, general and administrative expenses	348,232	346,292	349,663
Total benefits, losses and expenses	1,123,467	1,106,912	1,196,023
Income before provision for income taxes	92,841	130,697	104,155
Provision for income taxes	30,077	41,292	24,854
Net income	$62,764	$89,405	$79,301

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Net income	$62,764	$89,405	$79,301
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $75,389, $(53,838), and $(55,818), respectively	(140,008)	99,986	103,662
Change in other-than-temporary impairment (losses) gains recognized in other comprehensive income, net of taxes of $259, $(1,881), and $343, respectively	(481)	3,493	(637)
Total other comprehensive (loss) income	(140,489)	103,479	103,025
Total comprehensive (loss) income	$(77,725)	$192,884	$182,326

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
At December 31, 2013, 2012 and 2011

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2011, as previously reported	$5,000	$475,635	$116,044	$114,017	$710,696
Transfer of Dental Companies	230	18,189	4,517	69	23,005
Adjusted balance, January 1, 2011	$5,230	$493,824	$120,561	$114,086	$733,701
Dividends	0	0	(32,000)	0	(32,000)
Capital contribution (Note 7)	0	21,576	0	0	21,576
Net income	0	0	79,301	0	79,301
Other comprehensive income	0	0	0	103,025	103,025
Balance, December 31, 2011	$5,230	$515,400	$167,862	$217,111	$905,603
Dividends	0	0	(115,800)	0	(115,800)
Net income	0	0	89,405	0	89,405
Other comprehensive income	0	0	0	103,479	103,479
Balance, December 31, 2012	$5,230	$515,400	$141,467	$320,590	$982,687
Dividends	0	0	(101,000)	0	(101,000)
Net income	0	0	62,764	0	62,764
Other comprehensive loss	0	0	0	(140,489)	(140,489)
Balance, December 31, 2013	$5,230	$515,400	$103,231	$180,101	$803,962

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Operating activities
Net income	$62,764	$89,405	$79,301
Adjustments to reconcile net income to net cash used in operating activities:
Change in reinsurance recoverable	3,582	16,662	(75,379)
Change in premiums and accounts receivable	(2,857)	(2,128)	6,307
Depreciation and amortization	5,855	6,175	6,258
Change in deferred acquisition costs and value of business acquired	(2,371)	(235)	2,893
Change in accrued investment income	2,167	2,621	(312)
Change in insurance policy reserves and expenses	(114,145)	(161,767)	(20,981)
Change in accounts payable and other liabilities	1,178	(10,496)	(5,586)
Change in commissions payable	360	1,557	(348)
Amortization of deferred gain on disposal of businesses	(11,216)	(12,506)	(13,862)
Change in income taxes	5,659	18,472	(10,702)
Net realized gains on investments	(11,624)	(9,973)	(451)
Other	(89)	(2,976)	645
Net cash used in operating activities	(60,737)	(65,189)	(32,217)
Investing activities
Sales of:
Fixed maturity securities available-for-sale	383,298	292,422	232,195
Equity securities available for sale	55,938	28,584	46,629
Other invested assets	15,557	18,553	10,942
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	124,414	228,181	201,577
Commercial mortgage loans on real estate	136,292	63,099	42,182
Purchase of:
Fixed maturity securities available-for-sale	(363,489)	(445,751)	(421,872)
Equity securities available for sale	(64,804)	(26,491)	(3,500)
Commercial mortgage loans on real estate	(68,571)	(20,412)	(14,661)
Other invested assets	(21,713)	(18,076)	(17,994)
Change in short-term investments	(22,977)	43,277	(13,792)
Change in collateral held under securities lending	305	296	14,637
Change in policy loans	341	20	419
Net cash provided by investing activities	174,591	163,702	76,762
Financing activities
Dividends paid	(101,000)	(115,800)	(32,000)
Change in obligation under securities lending	(305)	(296)	(14,637)
Net cash used in financing activities (1)	(101,305)	(116,096)	(46,637)
Change in cash and cash equivalents	12,549	(17,583)	(2,092)
Cash and cash equivalents at beginning of period	5,092	22,675	24,767
Cash and cash equivalents at end of period	$17,641	$5,092	$22,675
Supplemental information:
Income taxes paid	$29,311	$26,472	$36,255

(1)  During 2011, a $21,576 non-cash capital contribution in the form of a deferred tax asset was made from Assurant, Inc. (the "Parent"). See Note 7 for more information.

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company

Notes to Consolidated Financial Statements
Years Ended December 31, 2013, 2012 and 2011
(In thousands except number of shares and per share amounts)

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance ("preneed"). The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

Effective January 1, 2013, nine dental companies, indirect wholly owned subsidiaries of the Parent (the "Dental Companies"), were merged into the operations of the Company. Accordingly, all prior period amounts have been restated to conform to the 2013 presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive (Loss) Income

Comprehensive (loss) income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2013 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be

Union Security Insurance Company

unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The Company engages in collateralized transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. The collateral held under these securities lending transactions is reported at fair value and the obligation is reported at the amount of the collateral received. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Union Security Insurance Company

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions and compensation to sales representatives. Certain direct response advertising expenses are deferred when the primary purpose of the advertising is to elicit sales to customers who can be shown to have specifically responded to the advertising and the direct response advertising results in probable future benefits.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and certain life insurance policies no longer offered are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers, costs of issuing new certificates, and compensation to sales representatives. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct response advertising costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability, group dental and group vision consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Property and Equipment

Property and equipment are included in other assets and reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and

Union Security Insurance Company

a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives, not to exceed 20 years. Property and equipment are assessed for impairment when impairment indicators exist.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test. The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill. Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2013 and 2012, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed and we concluded the estimated fair value exceeded its respective book value and therefore goodwill was not impaired. See Note 4 & 13 for further information.

Value of Businesses Acquired

VOBA is an identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies. For all other products, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested annually in the fourth quarter for recoverability. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2013 and 2012 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

Other Assets

Other assets primarily include prepaid items.

Other Intangible Assets

Other intangible assets that have finite lives, including but not limited to, customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. At the time of the annual impairment test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value

Union Security Insurance Company

of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2013 or 2012.

Amortization expense is included in underwriting, general and administrative expenses in the consolidated statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverages, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include preneed life insurance policies and annuity contracts, traditional life insurance policies no longer offered, policies disposed of via reinsurance (FFG and LTC contracts), group worksite policies, group life conversion policies and certain medical policies.

Future policy benefits and expense reserves for LTC, certain life and annuity insurance policies no longer offered, the traditional life insurance contracts within FFG and group worksite contracts are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years' income in a constant relationship to estimated gross profits.

Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Union Security Insurance Company

Reserves for group worksite policies include case reserves and incurred but not reported ("IBNR") reserves which equal the net present value of the expected future claims payments. Worksite group disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Risks related to the reserves recorded for policies under FFG and LTC have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue recognized accordingly. Based on the Company's 2013 and 2012 annual reviews, there were no adjustments to the estimates affecting the deferred gain.

Premiums

Long Duration Contracts

Currently, the Company's long duration contracts which are actively being sold are group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end

Union Security Insurance Company

valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.

The Company also derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.

Recent Accounting Pronouncements — Adopted

On September 30, 2012, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Under this amended guidance, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset, unless the entity determines, based on qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment and did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the guidance on fair value measurement. This amended guidance changes certain fair value measurement principles and expands required disclosures to include quantitative and qualitative information about unobservable inputs in Level 3 measurements to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards. The adoption of this guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modified the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these consolidated financial statements.

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income. This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company's previously applied option to report other comprehensive income and its components in the statement of changes in stockholder's equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance. The adoption of the new presentation requirements did not have an impact on the Company's financial position or results of operations.

Union Security Insurance Company

Recent Accounting Pronouncements — Not Yet Adopted

In July 2013, the Financial Accounting Standards Board ("FASB") issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The guidance is effective for interim and annual periods beginning after December 15, 2013. The Company will be adopting this presentation as of the effective date and does not expect any net impact to the Company's financial position and results of operations.

In July 2011, the FASB issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their statement of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. In the first quarter of 2014, the estimated liability for the mandated fees and the corresponding deferred cost asset of $5,000 will be recorded in accounts payable and other liabilities and in other assets, respectively, on the consolidated balances sheets. The deferred cost asset will be amortized ratably over the calendar year to underwriting, general and administrative expense in the consolidated statements of operations. This is an estimated amount and may be adjusted once the assessment is received from the federal government.

3. INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,562	$269	$0	$22,831	$0
States, municipalities and political subdivisions	46,457	2,284	(197)	48,544	0
Foreign governments	22,381	2,072	0	24,453	0
Asset-backed	789	62	0	851	0
Commercial mortgage-backed	5,223	314	0	5,537	0
Residential mortgage-backed	72,219	5,878	(355)	77,742	2,482
Corporate	2,146,023	269,657	(3,154)	2,412,526	10,988
Total fixed maturity securities	$2,315,654	$280,536	$(3,706)	$2,592,484	$13,470
Equity securities:
Common stocks	$92	$326	$0	$418	$0
Non-redeemable preferred stocks	94,375	7,559	(2,086)	99,848	0
Total equity securities	$94,467	$7,885	$(2,086)	$100,266	$0

Union Security Insurance Company

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,604	$423	$0	$23,027	$0
States, municipalities and political subdivisions	48,315	5,120	0	53,435	0
Foreign governments	25,908	3,794	(817)	28,885	0
Asset-backed	950	33	0	983	0
Commercial mortgage-backed	6,403	619	0	7,022	0
Residential mortgage-backed	78,868	8,347	(1)	87,214	1,654
Corporate	2,277,882	469,260	(2,301)	2,744,841	12,554
Total fixed maturity securities	$2,460,930	$487,596	$(3,119)	$2,945,407	$14,208
Equity securities:
Common stocks	$92	$205	$0	$297	$0
Non-redeemable preferred stocks	76,716	14,855	(775)	90,796	0
Total equity securities	$76,808	$15,060	$(775)	$91,093	$0

(a)  Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2013 and 2012. At December 31, 2013 and 2012, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $11,265 and $0, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2013 and 2012, revenue bonds account for 43% and 46% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily sales tax revenues, airport and marina, and miscellaneous sources such as bond banks, finance authorities and appropriations.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% and 5% of our corporate securities as of December 31, 2013 and 2012, respectively. No other European country represented more than 2% of our corporate securities as of December 31, 2013 and 2012. All the European investments are denominated in U.S. dollars. The Company's international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2013 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$74,962	$76,034
Due after one year through five years	263,996	288,952
Due after five years through ten years	460,638	498,946
Due after ten years	1,437,827	1,644,422
Total	2,237,423	2,508,354
Asset-backed	789	851
Commercial mortgage-backed	5,223	5,537
Residential mortgage-backed	72,219	77,742
Total	$2,315,654	$2,592,484

Union Security Insurance Company

Major categories of net investment income were as follows:

	Years Ended December 31,
	2013	2012	2011
Fixed maturity securities	$143,493	$152,637	$158,091
Equity securities	5,984	5,676	7,696
Commercial mortgage loans on real estate	36,336	39,767	42,448
Policy loans	802	789	792
Short-term investments	22	57	122
Other investments	3,580	6,314	1,263
Cash and cash equivalents	1	0	9
Total investment income	190,218	205,240	210,421
Investment expenses	(7,258)	(6,512)	(6,786)
Net investment income	$182,960	$198,728	$203,635

No material investments of the Company were non-income producing for the years ended December 31, 2013, 2012 and 2011.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2013	2012	2011
Proceeds from sales	$438,984	$320,471	$278,234
Gross realized gains	23,898	11,995	10,309
Gross realized losses	11,173	4,046	6,701

For securities sold at a loss during 2013, the average period of time these securities were trading continuously at a price below book value was approximately 12 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2013	2012	2011
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$4,554	$10,496	$6,457
Equity securities	8,793	(2,203)	(2,343)
Commercial mortgage loans on real estate	1,599	1,734	(679)
Short-term investments	0	(1)	0
Other investments	(1,457)	0	0
Total net realized gains related to sales and other	13,489	10,026	3,435
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(1,865)	(14)	(2,974)
Equity securities	0	(39)	(10)
Total net realized losses related to other-than-temporary impairments	(1,865)	(53)	(2,984)
Total net realized gains	$11,624	$9,973	$451

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g. , interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less

Union Security Insurance Company

the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2013, the Company recorded $1,969 of OTTI, of which $1,865 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount, $104, related to all other factors and was recorded as an unrealized loss component of AOCI. For the twelve months ended December 31, 2012, the Company recorded $53 of OTTI, all of which was related to credit losses and recorded as net OTTI losses recognized in earnings.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2013	2012	2011
Balance, beginning of year	$26,970	$29,374	$29,322
Additions for credit loss impairments recognized in the current period on securities not previously impaired	0	0	554
Additions for credit loss impairments recognized in the current period on securities previously impaired	87	14	445
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(123)	(403)	(153)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(12,770)	(2,015)	(794)
Balance, end of year	$14,164	$26,970	$29,374

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Union Security Insurance Company

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
States, municipalities and political subdivisions	$7,278	$(197)	$0	$0	$7,278	$(197)
Residential mortgage-backed	25,457	(331)	520	(24)	25,977	(355)
Corporate	160,115	(3,078)	4,343	(76)	164,458	(3,154)
Total fixed maturity securities	$192,850	$(3,606)	$4,863	$(100)	$197,713	$(3,706)
Equity securities:
Non-redeemable preferred stocks	$38,711	$(1,970)	$3,524	$(116)	$42,235	$(2,086)
	December 31, 2012
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Foreign governments	$0	$0	$6,248	$(817)	$6,248	$(817)
Residential mortgage-backed	547	(1)	0	0	547	(1)
Corporate	58,846	(1,235)	20,176	(1,066)	79,022	(2,301)
Total fixed maturity securities	$59,393	$(1,236)	$26,424	$(1,883)	$85,817	$(3,119)
Equity securities:
Non-redeemable preferred stocks	$4,086	$(41)	$9,245	$(734)	$13,331	$(775)

Total gross unrealized losses represent approximately 2% and 4% of the aggregate fair value of the related securities at December 31, 2013 and 2012, respectively. Approximately 96% and 33% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2013 and 2012, respectively. The total gross unrealized losses are comprised of 151 and 120 individual securities at December 31, 2013 and 2012, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2013 and 2012. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2013, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's residential mortgage-backed and corporate fixed maturity securities, and in non-redeemable preferred stocks. The Company's corporate fixed maturity securities loss position relates to securities in the industrial sector. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2013, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2013, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2013, by contractual maturity, is shown below:

	Cost or Amortized Cost	Fair Value
Due in one year or less	$502	$501
Due after one year through five years	11,623	11,512
Due after five years through ten years	86,566	85,323
Due after ten years	76,396	74,400
Total	175,087	171,736
Residential mortgage-backed	26,332	25,977
Total	$201,419	$197,713

Union Security Insurance Company

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2013, approximately 7.7% of our residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.2% of the total fixed income portfolio and 0.9% of the total unrealized gain position. Of the securities with sub-prime exposure, approximately 26.4% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2013, approximately 37% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $22 to $12,500 at December 31, 2013 and from $36 to $11,588 at December 31, 2012.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2013
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$497,411	88.2%	2.08
71 - 80%	41,943	7.4%	1.60
81 - 95%	18,687	3.3%	1.35
Greater than 95%	6,374	1.1%	0.85
Gross commercial mortgage loans	564,415	100.0%	2.01
Less valuation allowance	(2,047)
Net commercial mortgage loans	$562,368
	December 31, 2012
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$545,156	86.2%	1.98
71 - 80%	41,449	6.6%	1.31
81 - 95%	31,378	5.0%	0.92
Greater than 95%	14,169	2.2%	1.06
Gross commercial mortgage loans	632,152	100.0%	1.86
Less valuation allowance	(3,646)
Net commercial mortgage loans	$628,506

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $2,047 and $3,646 at December 31, 2013 and 2012, respectively. In 2013 and 2012, the loan valuation allowance was decreased $1,599 and $1,735, respectively, due to changing economic conditions and geographic concentrations.

At December 31, 2013, the Company had mortgage loan commitments outstanding of approximately $10,325 and is committed to fund additional capital contributions of $6,704 to real estate joint ventures.

Union Security Insurance Company

The Company has fixed maturity securities of $11,792 and $11,960 at December 31, 2013 and 2012, respectively, on deposit with various governmental authorities as required by law.

The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2013 and 2012, the CPI CAPs included in other assets amounted to $2,016 and $5,110, respectively. The loss recorded in the results of operations totaled $3,094, $1,917, and $1,052 for the years ended December 31, 2013, 2012 and 2011, respectively.

Collateralized Transactions

The Company engages in transactions in which fixed maturity securities, primarily bonds issued by the U.S. government and government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2013 and 2012, our collateral held under securities lending, of which its use is unrestricted, was $42,232 and $42,540, respectively, and is included in the consolidated balance sheets under the collateral held/pledged under securities agreements. Our liability to the borrower for collateral received was $42,229 and $42,534, respectively, and is included in the consolidated balance sheets under the obligation under securities agreements. The difference between the collateral held and obligations under securities lending is recorded as an unrealized gain and is included as part of AOCI. All securities are in an unrealized gain position as of December 31, 2013 and 2012. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4. FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

Union Security Insurance Company

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and December 31, 2012. The amounts presented below for Collateral held/pledged under securities agreements, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2013
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$22,831	$0		$22,831		$0
State, municipalities and political subdivisions	48,544	0		48,544		0
Foreign governments	24,453	0		24,453		0
Asset-backed	851	0		851		0
Commercial mortgage-backed	5,537	0		5,238		299
Residential mortgage-backed	77,742	0		76,858		884
Corporate	2,412,526	0		2,388,974		23,552
Equity securities:
Common stocks	418	418		0		0
Non-redeemable preferred stocks	99,848	0		98,828		1,020
Short-term investments	64,457	64,407	(b)	50		0
Collateral held/pledged under securities agreements	32,832	29,678	(b)	3,154	(c)	0
Cash equivalents	10,501	10,501	(b)	0		0
Other assets	2,016	0		0		2,016	(d)
Assets held in separate accounts	1,714,839	1,660,079	(a)	54,760	(c)	0
Total financial assets	$4,517,395	$1,765,083		$2,724,541		$27,771
Financial Liabilities
Liabilities related to separate accounts	$1,714,839	$1,660,079	(a)	$54,760	(c)	$0
	December 31, 2012
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$23,027	$0		$23,027		$0
State, municipalities and political subdivisions	53,435	0		53,435		0
Foreign governments	28,885	0		28,316		569
Asset-backed	983	0		983		0
Commercial mortgage-backed	7,022	0		6,384		638
Residential mortgage-backed	87,214	0		86,073		1,141
Corporate	2,744,841	0		2,712,465		32,376
Equity securities:
Common stocks	297	297		0		0
Non-redeemable preferred stocks	90,796	0		90,786		10
Short-term investments	41,480	41,480	(b)	0		0
Collateral held/pledged under securities agreements	33,540	30,950	(b)	2,590	(c)	0
Cash equivalents	1	1	(b)	0		0
Other assets	5,110	0		0		5,110	(d)
Assets held in separate accounts	1,509,404	1,437,165	(a)	72,239	(c)	0
Total financial assets	$4,626,035	$1,509,893		$3,076,298		$39,844
Financial Liabilities
Liabilities related to separate accounts	$1,509,404	$1,437,165	(a)	$72,239	(c)	$0

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

(d)  Mainly includes the CPI Caps.

Union Security Insurance Company

There were no transfers between Level 1 and Level 2 financial assets during either period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Foreign governments	$569	$0	$(17)	$0	$0	$0	$(552)	$0
Commercial mortgage-backed	638	5	(11)	0	(333)	0	0	299
Residential mortgage-backed	1,141	(8)	(26)	0	(223)	0	0	884
Corporate	32,376	1,462	(1,764)	1,597	(4,700)	2,474	(7,893)	23,552
Equity securities:
Non-redeemable preferred stocks	10	7	(120)	2,306	(1,173)	0	(10)	1,020
Other assets	5,110	(3,094)	0	0	0	0	0	2,016
Total level 3 assets	$39,844	$(1,628)	$(1,938)	$3,903	$(6,429)	$2,474	$(8,455)	$27,771
	Year Ended December 31, 2012
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Foreign governments	$535	$0	$34	$0	$0	$0	$0	$569
Commercial mortgage-backed	452	13	1	0	(552)	724	0	638
Residential mortgage-backed	0	(4)	48	0	(140)	1,237	0	1,141
Corporate	30,706	(115)	2,678	3,424	(5,917)	1,600	0	32,376
Equity securities:
Non-redeemable preferred stocks	10	0	9	0	0	3	(12)	10
Other assets	7,027	(1,917)	0	0	0	0	0	5,110
Total level 3 assets	$38,730	$(2,023)	$2,770	$3,424	$(6,609)	$3,564	$(12)	$39,844

(1)  Included as part of net realized gains on investments in the consolidated statement of operations.

(2)  Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.

(3)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical

Union Security Insurance Company

technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the market valuation technique is generally used. For certain privately placed corporate bonds and the CPI Caps, the income valuation technique is generally used. For the years ended December 31, 2013 and 2012, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2013 and 2012, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing service utilizing monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing service utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.

Union Security Insurance Company

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Short-term investments, collateral held/pledged under securities agreements, cash equivalents, and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2013 and 2012, consisted of fixed maturity and equity securities and derivatives. All of the Level 3 fixed maturity and equity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity and equity securities, $13,821 and $19,532 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2013 and 2012, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $11,934 and $15,202 were priced internally using independent and non-binding broker quotes as of December 31, 2013 and 2012, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price. Further details on Level 3 derivative investment types follow:

Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

For its 2013, 2012 and 2011 fourth quarter annual goodwill impairment tests, the Company performed a Step 1 analysis. Based on these analyses, it was determined that goodwill was not impaired. See Note 13 for further information.

Union Security Insurance Company

The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2013 earnings and price to estimated 2014 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2013, 2012 and 2011.

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Collateral held/pledged under securities agreements

•  Other assets

•  Assets held in separate accounts

•  Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The models inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Obligations under securities agreements: obligation under securities agreements is reported at the amount of cash received from the selected broker/dealers.

Union Security Insurance Company

The following table discloses the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2013
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$562,368	$632,820	$0	$0	$632,820
Policy loans	12,461	12,461	12,461	0	0
Total financial assets	$574,829	$645,281	$12,461	$0	$632,820
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$236,508	$250,660	$0	$0	$250,660
Obligation under securities agreements	42,229	42,229	42,229	0	0
Total financial liabilities	$278,737	$292,889	$42,229	$0	$250,660
	December 31, 2012
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$628,506	$704,414	$0	$0	$704,414
Policy loans	12,802	12,802	12,802	0	0
Total financial assets	$641,308	$717,216	$12,802	$0	$704,414
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$240,633	$265,756	$0	$0	$265,756
Obligation under securities agreements	42,534	42,534	42,534	0	0
Total financial liabilities	$283,167	$308,290	$42,534	$0	$265,756

(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company's income comes from domestic sources. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2013	2012	2011
Current expense	$2,693	$23,415	$30,487
Deferred expense (benefit)	27,384	17,877	(5,633)
Total income tax expense	$30,077	$41,292	$24,854

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2013	2012	2011
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends received deduction	(2.5)	(1.7)	(2.2)
Tax exempt interest	(0.3)	(0.2)	(0.2)
Permanent nondeductible expenses	0.3	0.3	0.6
Change in liability for prior years' taxes	0.2	(2.1)	0.1
Change in valuation allowance	0.0	0.0	(10.1)
Other	(0.3)	0.3	0.7
Effective income tax rate	32.4%	31.6%	23.9%

Union Security Insurance Company

The valuation allowance was eliminated in 2011.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2013, 2012, and 2011, is as follows:

	Years Ended December 31,
	2013	2012	2011
Balance at beginning of year	$(776)	$(2,187)	$(2,169)
Additions based on tax positions related to the current year	(92)	0	0
Reductions based on tax positions related to the current year	10	42	831
Additions for tax positions of prior years	(381)	(1,585)	(937)
Reductions for tax positions of prior years	857	2,043	88
Settlements	0	911	0
Balance at end of year	$(382)	$(776)	$(2,187)

The total unrecognized tax benefit, $448, $240 and $2,967, for 2013, 2012 and 2011, respectively, which includes interest, would impact the Company's consolidated effective tax rate if recognized. The liability for unrecognized tax benefits is included in the Company's tax payable on its consolidated balance sheets.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2013 and 2011, the Company recognized $21 and $103 of interest expense, respectively, related to income tax matters. During the year ended December 31, 2012, the Company recognized $564 of interest income related to income tax matters. The Company had $140 and $2,286 of interest accrued at December 31, 2013 and 2012, respectively. No penalties have been accrued.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2008, and is currently under U.S. federal income tax audit for years 2009 through 2011. This audit cycle began April 2013. Substantially all state and local income tax matters have been concluded for the years through 2009.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2013	2012
Deferred tax assets:
Deferred gain on disposal of businesses	$21,883	$25,822
Investments, net	48,551	67,923
Policyholder and separate account reserves	0	1,963
Deferred acquisition costs	13,466	16,928
Compensation related	1,598	905
Employee and post-retirement benefits	1,642	902
Total deferred tax asset	87,140	114,443
Deferred tax liabilities:
Net unrealized appreciation on securities	(99,002)	(174,650)
Policyholder and separate account reserves	(2,058)	0
Accrued liabilities	(1,934)	(1,255)
Other	(6,388)	(8,455)
Total deferred tax liability	(109,382)	(184,360)
Net deferred income tax liability	$(22,242)	$(69,917)

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $87,140 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2013, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

Union Security Insurance Company

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2013	2012
Insurance premiums receivable	$58,872	$57,685
Other receivables	16,916	15,560
Allowance for uncollectible amounts	(4,484)	(4,546)
Total	$71,304	$68,699

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 23,083,000 shares of common stock with an average par value of $0.32 per share. There are 2,613,241 shares issued and outstanding as of December 31, 2013 and 2012. All the outstanding shares at December 31, 2013 are owned by the Parent (see Note 1). The Company paid dividends of $101,000, $115,800 and $32,000 at December 31, 2013, 2012 and 2011, respectively.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Parent contributed capital of $21,576 in the year ending December 31, 2011, in the form of a deferred tax asset. The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company's net capital gains. There was no capital contributed in 2013 or 2012.

8. STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2013	2012	2011
Statutory net income	$85,356	$95,272	$69,147
Statutory capital and surplus	$436,457	$459,009	$479,767

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid dividends of $101,000, of which $29,860 was ordinary and $71,140 was extraordinary during the year ended December 31, 2013. The Company declared and paid dividends of $115,800, of which $79,941 was ordinary and $35,859 was extraordinary during the year ended December 31, 2012. The Company declared and paid ordinary dividends of $32,000 during the year ended December 31, 2011. No extraordinary dividends were declared and paid in 2011. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to approximately $58,378 to the Parent in 2014 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company's total adjusted capital ("TAC") to

Union Security Insurance Company

its risk-based capital ("RBC") (the "RBC Ratio"). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.

Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.

As of December 31, 2013, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2013, the TAC of the Company subject to RBC requirements was $473,043, and the corresponding Authorized Control Level was $78,250.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2013	2012
Ceded future policyholder benefits and expenses	$1,560,436	$1,548,052
Ceded unearned premium	17,792	18,485
Ceded claims and benefits payable	247,777	222,575
Ceded paid losses	11,375	14,293
Total	$1,837,380	$1,803,405

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2013 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$906,343	$17,611	$229,632	$318	$1,153,904
A or A–	616,646	35	14,343	28	631,052
B++ or B+	37,129	146	274	0	37,549
Not rated	318	0	3,528	11,029	14,875
Reinsurance recoverable	$1,560,436	$17,792	$247,777	$11,375	$1,837,380

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A– and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and the Hartford. The total amount of recoverable for these two reinsurers is $1,728,839 as of December 31, 2013. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2013			2012			2011
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$207,159	$823,576	$1,030,735	$212,727	$827,048	$1,039,775	$213,074	$856,995	$1,070,069
Premiums assumed	9,709	140,971	150,680	11,983	146,130	158,113	12,093	181,799	193,892
Premiums ceded	(164,698)	(15,086)	(179,784)	(175,042)	(14,860)	(189,902)	(176,115)	(13,530)	(189,645)
Net earned premiums	$52,170	$949,461	$1,001,631	$49,668	$958,318	$1,007,986	$49,052	$1,025,264	$1,074,316
Direct policyholder benefits	$369,169	$548,631	$917,800	$344,022	$535,016	$879,038	$459,153	$570,538	$1,029,691
Policyholder benefits assumed	23,556	138,485	162,041	24,519	133,285	157,804	27,198	171,506	198,704
Policyholder benefits ceded	(325,982)	(8,612)	(334,594)	(297,768)	(7,212)	(304,980)	(404,044)	(6,776)	(410,820)
Net policyholder benefits	$66,743	$678,504	$745,247	$70,773	$661,089	$731,862	$82,307	$735,268	$817,575

Union Security Insurance Company

The Company had $843,181 and $866,022, respectively, of invested assets held in trusts or by custodians as of December 31, 2013 and 2012, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance primarily for loss protection and business dispositions.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought Life Insurance Company whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by Service Corporation International for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $585,108 and $592,972 as of December 31, 2013 and 2012, respectively. The reinsurance recoverable from John Hancock was $1,143,731 and $1,098,310 as of December 31, 2013 and 2012, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2013, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10. RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2013				December 31, 2012
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Preneed life insurance policies and investment-type annuity contracts	$976,837	$101	$4,189	$3,003	$1,045,632	$203	$4,115	$3,419
Life insurance no longer offered	258,513	528	1,140	2,521	266,556	535	2,577	4,155
FFG, LTC and other disposed businesses	1,474,858	17,623	205,524	26,351	1,458,326	18,282	194,014	15,197
All other	33,668	461	14,595	8,324	34,134	447	15,418	8,710
Short Duration Contracts:
Group term life	0	4,039	161,042	28,480	0	3,558	163,124	29,483
Group disability	0	2,435	1,086,870	111,546	0	2,067	1,113,761	115,664
Medical	0	244	1,895	1,205	0	331	2,181	1,678
Dental	0	4,921	2,245	16,787	0	4,459	2,287	15,161
Credit life and disability	0	2	0	2,203	0	2	0	1,698
All other	0	181	245	1,565	0	137	196	2,252
Total	$2,743,876	$30,535	$1,477,745	$201,985	$2,804,648	$30,021	$1,497,673	$197,417

Union Security Insurance Company

The following table provides a roll forward of the Company's product lines with the most significant claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2010, gross of reinsurance	$206,741	$1,314,927
Less: Reinsurance ceded and other (1)	(2,711)	(33,721)
Balance as of January 1, 2011, net of reinsurance	204,030	1,281,206
Incurred losses related to:
Current year	135,665	314,115
Prior year's interest	7,723	56,778
Prior year (s)	(24,094)	(64,669)
Total incurred losses	119,294	306,224
Paid losses related to:
Current year	82,629	63,057
Prior year (s)	37,815	268,612
Total paid losses	120,444	331,669
Balance as of December 31, 2011, net of reinsurance	202,880	1,255,761
Plus: Reinsurance ceded and other (1)	3,109	32,709
Balance as of December 31, 2011, gross of reinsurance	205,989	1,288,470
Less: Reinsurance ceded and other (1)	(3,109)	(32,709)
Balance as of January 1, 2012, net of reinsurance	202,880	1,255,761
Incurred losses related to:
Current year	121,051	280,183
Prior year's interest	7,575	54,696
Prior year (s)	(25,441)	(56,891)
Total incurred losses	103,185	277,988
Paid losses related to:
Current year	76,377	67,069
Prior year (s)	39,693	270,749
Total paid losses	116,070	337,818
Balance as of December 31, 2012, net of reinsurance	189,995	1,195,931
Plus: Reinsurance ceded and other (1)	2,612	33,494
Balance as of December 31, 2012 gross of reinsurance	192,607	1,229,425
Less: Reinsurance ceded and other (1)	(2,612)	(33,494)
Balance as of January 1, 2013, net of reinsurance	189,995	1,195,931
Incurred losses related to:
Current year	116,735	275,567
Prior year's interest	7,388	53,255
Prior year (s)	(12,207)	(29,995)
Total incurred losses	111,916	298,827
Paid losses related to:
Current year	72,794	68,769
Prior year (s)	41,891	262,215
Total paid losses	114,685	330,984
Balance as of December 31, 2013, net of reinsurance	187,226	1,163,774
Plus: Reinsurance ceded and other (1)	2,296	34,642
Balance as of December 31, 2013 gross of reinsurance	$189,522	$1,198,416

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Union Security Insurance Company

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's group disability products include short and long term disability coverage. Case and IBNR reserves for long-term disability claims have been discounted at 5.25% for claims incurred in 2010 and earlier, 4.75% for claims incurred in 2011 and 2012, and 4.25% for claims incurred in 2013. The amount of discounts deducted from outstanding reserves as of December 31, 2013 and 2012 are $365,234 and $388,934 respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Preneed Business

Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2013 and 2012 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2013 and 2012.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2013 and 2012 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2013 and 2012.

Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2013 and 2012. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2013 and 2012 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.

The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2013 and 2012. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG and LTC

Reserves for businesses previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $8,321, $8,143 and $6,180 for 2013, 2012 and 2011, respectively.

Union Security Insurance Company

As of January1, 2014, the Parent's Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under the Parent's Pension and Executive Pension Plans. Employees who are currently eligible, but not yet participating in the Parent's Pension and Executive Pension Plans, will remain eligible to participate in the future once they meet the Parent's Pension and Executive Pension Plans' requirements

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $5,781, $5,790 and $5,722 for 2013, 2012 and 2011, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2013, 2012 and 2011 the Company incurred expenses related to postretirement benefits of $321, $309 and $414, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

	Years Ended December 31,
	2013	2012	2011
Beginning balance	$20,600	$18,637	$19,666
Costs deferred	32,359	28,993	25,893
Amortization	(28,438)	(27,030)	(26,922)
Ending balance	$24,521	$20,600	$18,637

13. GOODWILL, VOBA AND OTHER INTANGIBLE ASSETS

Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2013	2012	2011
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment losses	(139,532)	(139,532)	(139,532)
Balance as of December 31:	$17,285	$17,285	$17,285

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

During September 2011, the FASB issued amended intangibles — goodwill and other guidance. This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2013, 2012 and 2011, we conducted our annual assessments of goodwill.

In 2013, 2012 and 2011, the Company performed a Step 1 test. Based on these tests, it was determined that goodwill was not impaired.

Union Security Insurance Company

Information about VOBA is as follows:

	For the Years Ended December 31,
	2013	2012	2011
Beginning balance	$13,105	$14,833	$16,697
Amortization, net of interest accrued	(1,550)	(1,728)	(1,864)
Ending balance	$11,555	$13,105	$14,833

As of December 31, 2013, the entire outstanding balance of VOBA relates to the Company's preneed business. VOBA in this business assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2013 the estimated amortization of VOBA for the next five years and thereafter is as follows:

Amount
Year
2014	$1,425
2015	1,323
2016	1,227
2017	1,131
2018	961
Thereafter	5,488
Total	$11,555

Information about other intangible assets is as follows:

	As of December 31,
	2013			2012
	Carrying Value	Accumulated Amortization	Net Other Intangible Assets	Carrying Value	Accumulated Amortization	Net Other Intangible Assets
Contract based intangibles	$38,020	$(21,472)	$16,548	$38,020	$(19,685)	$18,335

Other intangible assets that have finite lives are amortized over their useful lives. The estimated amortization of other intangible assets, which mainly include customers contracts, are as follows:

Amount
Year
2014	$1,787
2015	1,787
2016	1,787
2017	1,787
2018	1,787
Thereafter	7,613
Total other intangible assets with finite lives	$16,548

14. ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Twelve Months Ended December 31, 2013
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2012	$311,354	$9,236	$320,590
Other comprehensive loss before reclassifications	(147,640)	(1,513)	(149,153)
Amounts reclassified from accumulated other comprehensive income	7,632	1,032	8,664
Net current-period other comprehensive loss	(140,008)	(481)	(140,489)
Balance at December 31, 2013	$171,346	$8,755	$180,101

Union Security Insurance Company

	Twelve Months Ended December 31, 2012
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2011	$211,368	$5,743	$217,111
Other comprehensive income before reclassifications	96,013	3,524	99,537
Amounts reclassified from accumulated other comprehensive income	3,973	(31)	3,942
Net current-period other comprehensive income	99,986	3,493	103,479
Balance at December 31, 2012	$311,354	$9,236	$320,590
	Twelve Months Ended December 31, 2011
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2010	$107,706	$6,380	$114,086
Other comprehensive income before reclassifications	103,000	25	103,025
Amounts reclassified from accumulated other comprehensive income	662	(662)	0
Net current-period other comprehensive income (loss)	103,662	(637)	103,025
Balance at December 31, 2011	$211,368	$5,743	$217,111

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2013	2012	2011
Unrealized gains on securities	$11,741	$6,113	$1,018	Net realized gains on investments, excluding other-than-temporary impairment losses
	(4,109)	(2,140)	(356)	Provision for income taxes
	$7,632	$3,973	$662	Net of tax
OTTI	$1,588	$(47)	$(1,018)	Portion of net loss (gain) recognized in other
				comprehensive income, before taxes
	(556)	16	356	Provision for income taxes
	$1,032	$(31)	$(662)	Net of tax
Total reclassifications for the period	$8,664	$3,942	$0	Net of tax

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2013, 2012 and 2011, were $68,848, $78,866 and $92,366, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

Union Security Insurance Company

16. COMMITMENTS AND CONTINGENCIES

The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2013, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2014	$6,083
2015	5,943
2016	5,788
2017	5,127
2018	4,503
Thereafter	63,823
Total minimum future lease payments	$91,267

Rent expense was $6,225, $6,377and $6,697 for 2013, 2012 and 2011, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Insurance Company

Union Security Insurance Company
at December 31, 2013
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,562	$22,831	$22,831
States, municipalities and political subdivisions	46,457	48,544	48,544
Foreign governments	22,381	24,453	24,453
Asset-backed	789	851	851
Commercial mortgage-backed	5,223	5,537	5,537
Residential mortgage-backed	72,219	77,742	77,742
Corporate	2,146,023	2,412,526	2,412,526
Total fixed maturity securities	2,315,654	2,592,484	2,592,484
Equity securities:
Common stocks	92	418	418
Non-redeemable preferred stocks	94,375	99,848	99,848
Total equity securities	94,467	100,266	100,266
Commercial mortgage loans on real estate, at amortized cost	562,368	632,820	562,368
Policy loans	12,461	12,461	12,461
Short-term investments	64,457	64,457	64,457
Collateral held/pledged under securities agreements	42,229	42,232	42,232
Other investments	116,785	116,785	116,785
Total investments	$3,208,421	$3,561,505	$3,491,053

Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2013, 2012 & 2011
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2013	$24,521	$2,743,876	$30,535	$1,679,730	$1,001,631	$182,960	$745,247	$28,438	$349,782
2012	$20,600	$2,804,648	$30,021	$1,695,090	$1,007,986	$198,728	$731,862	$27,030	$348,020
2011	$18,637	$2,897,210	$32,738	$1,761,578	$1,074,316	$203,635	$817,575	$26,921	$351,527

*  Includes amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2013
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$73,382,530	$10,129,336	$954,647	$64,207,841	1.5%
Premiums:
Life insurance	$275,659	$81,965	$4,983	$198,677	2.5%
Accident and health insurance	755,076	97,819	145,697	802,954	18.1%
Total earned premiums	$1,030,735	$179,784	$150,680	$1,001,631	15.0%
Benefits:
Life insurance	$380,798	$237,530	$20,624	$163,892	12.6%
Accident and health insurance	537,002	97,064	141,417	581,355	24.3%
Total policyholder benefits	$917,800	$334,594	$162,041	$745,247	21.7%

Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,453,196	$10,860,008	$981,157	$61,574,345	1.6%
Premiums:
Life insurance	$279,385	$89,869	$8,176	$197,692	4.1%
Accident and health insurance	760,390	100,033	149,937	810,294	18.5%
Total earned premiums	$1,039,775	$189,902	$158,113	$1,007,986	15.7%
Benefits:
Life insurance	$392,126	$253,829	$21,674	$159,971	13.5%
Accident and health insurance	486,912	51,151	136,130	571,891	23.8%
Total policyholder benefits	$879,038	$304,980	$157,804	$731,862	21.6%

Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2011
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,604,673	$11,811,625	$6,534,460	$66,327,508	9.9%
Premiums:
Life insurance	$285,047	$94,132	$15,746	$206,661	7.6%
Accident and health insurance	785,022	95,513	178,146	867,655	20.5%
Total earned premiums	$1,070,069	$189,645	$193,892	$1,074,316	18.0%
Benefits:
Life insurance	$427,479	$272,036	$34,276	$189,719	18.1%
Accident and health insurance	602,212	138,784	164,428	627,856	26.2%
Total policyholder benefits	$1,029,691	$410,820	$198,704	$817,575	24.3%

Union Security Insurance Company

Union Security Insurance Company
as of December 31, 2013, 2012 and 2011
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2013:
Valuation allowance for mortgage loans on real estate	$3,646	$(1,599)	$0	$0	$2,047
Valuation allowance for uncollectible agents balances	4,530	(68)	0	0	4,462
Valuation allowance for uncollectible accounts	16	6	0	0	22
Total	$8,192	$(1,661)	$0	$0	$6,531
2012:
Valuation allowance for mortgage loans on real estate	$5,381	$(1,735)	$0	$0	$3,646
Valuation allowance for uncollectible agents balances	4,655	(67)	0	58	4,530
Valuation allowance for uncollectible accounts	43	(27)	0	0	16
Total	$10,079	$(1,829)	$0	$58	$8,192
2011:
Valuation allowance for deferred tax assets	$10,523	$(10,523)	$0	$0	$0
Valuation allowance for mortgage loans on real estate	12,434	679	0	7,732	5,381
Valuation allowance for uncollectible agents balances	4,671	(16)	0	0	4,655
Valuation allowance for uncollectible accounts	0	43	0	0	43
Total	$27,628	$(9,817)	$0	$7,732	$10,079

Union Security Insurance Company

(F) SELECTED FINANCIAL DATA

Union Security Insurance Company Five-Year Summary of Selected Financial Data

	As of and for the Years Ended December 31,
	2013	2012	2011	2010	2009
	(in thousands)
Consolidated Statements of Operations Data:
Revenues
Net earned premiums	$1,001,631	$1,007,986	$1,074,316	$1,138,820	$1,114,433
Net investment income	182,960	198,728	203,635	212,637	216,915
Net realized gains (losses) on investments (1)	11,624	9,973	451	7,183	(25,511)
Amortization of deferred gains on disposal of businesses	11,216	12,506	13,862	(2,876)	16,906
Fees and other income	8,877	8,416	7,914	6,174	14,889
Total revenues	1,216,308	1,237,609	1,300,178	1,361,938	1,337,632
Benefits, losses and expenses
Policyholder benefits	745,247	731,862	817,575	847,452	858,027
Amortization of deferred acquisition costs and value of business acquired	29,988	28,758	28,785	28,445	32,750
Underwriting, general and administrative expenses	348,232	346,292	349,663	366,887	359,469
Goodwill impairment (2)	0	0	0	64,288	75,244
Total benefits, losses and expenses	1,123,467	1,106,912	1,196,023	1,307,072	1,325,490
Income before provision for income taxes	92,841	130,697	104,155	54,866	12,142
Provision for income taxes	30,077	41,292	24,854	35,788	30,008
Net income (loss)	$62,764	$89,405	$79,301	$19,078	$(17,866)
Selected Consolidated Balance Sheet Data:
Cash and cash equivalents and investments	$3,508,694	$3,876,467	$3,888,886	$3,811,100	$3,832,284
Total assets	$7,255,817	$7,376,590	$7,374,324	$7,554,690	$7,376,181
Policy liabilities (3)	$4,454,141	$4,529,759	$4,691,526	$4,712,508	$4,523,970
Total stockholder's equity	$803,962	$982,687	$905,603	$733,701	$694,223

(1)  Included in net realized gains (losses) are other-than-temporary impairments of $1,865, $53, $2,984, $4,275 and $11,587 for 2013, 2012, 2011, 2010 and 2009, respectively.

(2)  Following the completion of our annual goodwill impairment analysis, we recorded impairment charges of $64,288 and $75,244 during 2010 and 2009, respectively. The impairment charges did not have any related tax benefit.

(3)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.

(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.

(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement, particularly those anticipating future events, financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.

In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management:

(1)  loss of significant client relationships, distribution sources and contracts;

(2)  failure to attract and retain sales representatives or key managers;

Union Security Insurance Company

(3)  general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates or a prolonged period of low interest rates, monetary policies unemployment and inflationary pressure);

(4)  current or new laws and regulations, including legislation relating to health care reform, that could increase our costs and/or decrease our revenues;

(5)  inadequacy of reserves established for future claims losses;

(6)  failure to predict or manage benefits, claims and other costs;

(7)  significant competitive pressures in our businesses;

(8)  diminished value of invested assets in our investment portfolio (due to, among other things, volatility in financial markets, other-than-temporary impairments, the global economic slowdown, credit and liquidity risk, and inability to assume an appropriate overall risk level);

(9)  inability of reinsurers to meet their obligations;

(10)  insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance;

(11)  a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry);

(12)  deterioration in the Company's market capitalization compared to its book value that could impair the Company's goodwill;

(13)  credit risk of some of our agents;

(14)  failure to protect client information and privacy;

(15)  negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; and

(16)  cyclicality of the insurance industry.

These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the headings "Risk Factors" and "Forward-Looking Statements."

The following discussion covers the twelve months ended December 31, 2013 ("Twelve Months 2013"), twelve months ended December 31, 2012 ("Twelve Months 2012"), and twelve months ended December 31, 2011 ("Twelve Months 2011"). Please see the discussion that follows for a more detailed analysis of the fluctuations.

Critical Factors Affecting Results

Our results depend on the appropriateness of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses. Factors affecting these items, including unemployment, difficult conditions in financial markets and the global economy, may have a material adverse effect on our results of operations or financial condition. For more information on these factors, see the section entitled "Risk Factors."

Management believes the Company will have sufficient liquidity to satisfy its needs over the next twelve months.

For Twelve Months 2013, net cash used in operating activities, totaled $60,737; net cash provided by investing activities totaled $174,591 and net cash used in financing activities totaled $101,305. We had $17,641 in cash and cash equivalents as of December 31, 2013. Please see "— Liquidity and Capital Resources," for further details.

Revenues

We generate revenues primarily from the sale of our insurance policies and service contracts and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.

Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.

Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.

Union Security Insurance Company

The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-earning investments.

Expenses

Our expenses are primarily policyholder benefits, underwriting, general, and administrative expenses.

Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs, general operating expenses and income taxes.

Critical Accounting Estimates

Certain items in our consolidated financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our consolidated financial statements.

The following critical accounting policies require significant estimates. The actual amounts realized in these areas could ultimately be materially different from the amounts currently provided for in our consolidated financial statements.

Health Insurance Premium Rebate Liability

The Affordable Care Act was signed into law in March 2010. One provision of the Act, effective January 1, 2011, established a minimum medical loss ratio ("MLR") designed to ensure that a minimum percentage of premiums is paid for clinical services or health care quality improvement activities. The Affordable Care Act established an MLR of 80% for individual and small group business and 85% for large group business. If the actual loss ratios, calculated in a manner prescribed by the Department of Health and Human Services ("HHS"), are less than the required MLR, premium rebates are payable to the policyholders by August 1 of the subsequent year.

The Company loss ratio (the "GAAP loss ratio") differs from the loss ratio calculated under the MLR rules specified under the Affordable Care Act. The most significant differences include the fact that the MLR is calculated separately by state and legal entity; the MLR calculation includes credibility adjustments for each entity, which are not applicable to the GAAP loss ratio; the MLR calculation applies only to some of our health insurance products, while the GAAP loss ratio applies to the entire portfolio, including products not governed by the Affordable Care Act; the MLR includes quality improvement expenses, taxes and fees; changes in reserves are treated differently in the MLR calculation; the MLR calculation includes the most recent three years of experience while the GAAP loss ratio only applies to the current year; and the MLR premium rebate amounts are considered adjustments to premiums for GAAP reporting whereas they are reported as additions to incurred claims in the MLR rebate estimate calculations.

The Company has estimated that there is not a 2013 impact from this regulation and did not record a premium rebate accrual for Twelve Months 2013.

The Company estimated that there was no 2013 full-year premium rebate accrual; however, further emerging regulations and interpretations from HHS as well as additional claims data for 2011 and 2012 dates of service received through March 31, 2014 could cause there to be an actual premium rebate. The Company will not know the actual premium rebate amount with certainty until mid-2014; it will be based on actual premium and claim experience for all of 2011 thru 2013. The estimated liability may also need to be adjusted for any further regulatory clarifications or transition relief granted for states in which we do business. The premium rebate is presented as a reduction of net earned premiums in the consolidated statement of operations and is included in unearned premiums in the consolidated balance sheets.

Reserves

Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other

Union Security Insurance Company

factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.

Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.

Many of the factors affecting reserve adequacy are not directly quantifiable, and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated.

Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that ultimate losses will not exceed existing claim reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.

The following table provides reserve information for our major product lines for the years ended December 31, 2013 and 2012:

	December 31, 2013				December 31, 2012
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Preneed life insurance policies and investment-type annuity contracts	$976,837	$101	$4,189	$3,003	$1,045,632	$203	$4,115	$3,419
Life insurance no longer offered	258,513	528	1,140	2,521	266,556	535	2,577	4,155
FFG and LTC businesses	1,474,858	17,623	205,524	26,351	1,458,326	18,282	194,014	15,197
All other	33,668	461	14,595	8,324	34,134	447	15,418	8,710
Short Duration Contracts:
Group term life	0	4,039	161,042	28,480	0	3,558	163,124	29,483
Group disability	0	2,435	1,086,870	111,546	0	2,067	1,113,761	115,664
Medical	0	244	1,895	1,205	0	331	2,181	1,678
Dental	0	4,921	2,245	16,787	0	4,459	2,287	15,161
Credit life and disability	0	2	0	2,203	0	2	0	1,698
All other	0	181	245	1,565	0	137	196	2,252
Total	$2,743,876	$30,535	$1,477,745	$201,985	$2,804,648	$30,021	$1,497,673	$197,417

For a description of our reserving methodology, see Note 10 to the consolidated financial statements included elsewhere in this registration statement.

Long Duration Contracts

Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our consolidated statements of operations.

Historically, premium deficiency testing has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.

Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

Claims and benefits payable reserves for short duration contracts include (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we

Union Security Insurance Company

review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.

Group Disability and Group Term Life

Case or claim reserves are set for active individual claims on group long term disability policies and for waiver of premium benefits on group term life policies. Reserve factors used to calculate these reserves reflect assumptions regarding disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis.

Factors considered when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claim reporting to claim payment.

Key sensitivities at December 31, 2013 for group long term disability claim reserves include the discount rate and claim termination rates.

	Claims and Benefits Payable		Claims and Benefits Payable
Group disability, discount rate decreased by 100 basis points	$1,257,556	Group disability, claim termination rate 10% lower	$1,230,286
Group disability, as reported	$1,198,416	Group disability, as reported	$1,198,416
Group disability, discount rate increased by 100 basis points	$1,145,154	Group disability, claim termination rate 10% higher	$1,169,551

The discount rate is also a key sensitivity for group term life waiver of premium reserves (included within group term life reserves).

Claims and Benefits Payable
Group term life, discount rate decreased by 100 basis points	$197,646
Group term life, as reported	$189,522
Group term life, discount rate increased by 100 basis points	$182,219

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions and compensation to sales representatives. Certain direct response advertising expenses are deferred when the primary purpose of the advertising is to elicit sales to customers who can be shown to have specifically responded to the advertising and the direct response advertising results in probable future benefits.

The deferred acquisition costs ("DAC") asset is tested annually to ensure that future premiums or gross profits are sufficient to support the amortization of the asset. Such testing involves the use of best estimate assumptions to determine if anticipated future policy premiums and investment income are adequate to cover all DAC and related claims, benefits and expenses. To the extent a deficiency exists, it is recognized immediately by a charge to the consolidated statements of operations and a corresponding reduction in the DAC asset. If the deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and certain discontinued life insurance policies have been deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs relating to group worksite products, which typically have high front-end costs and are expected to remain in force for an extended period of time, consist primarily of first year commissions to brokers, costs of issuing new certificates, and compensation to sales representatives. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Union Security Insurance Company

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct response advertising costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability, group dental and group vision consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Investments

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.

Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.

Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See also Note 3 to the Consolidated Financial Statements included elsewhere in this report.

Reinsurance

Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our consolidated balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.

The following table sets forth our reinsurance recoverables as of the dates indicated:

	December 31, 2013	December 31, 2012
Reinsurance recoverables	$1,837,380	$1,803,405

We have used reinsurance to exit certain businesses, including blocks of individual life, annuity, and long-term care. The reinsurance recoverables relating to these dispositions amounted to $1,728,839 and $1,691,282 at December 31, 2013 and 2012, respectively.

In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2013	2012
Ceded future policyholder benefits and expenses	$1,560,436	$1,548,052
Ceded unearned premium	17,792	18,485
Ceded claims and benefits payable	247,777	222,575
Ceded paid losses	11,375	14,293
Total	$1,837,380	$1,803,405

Union Security Insurance Company

We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk — Credit Risk" below.

Retirement and Other Employee Benefits

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefits pension plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. Reported expense and liability associated with these plans are allocated to the Company by the Parent. The Parent's calculation of the reported expense and liability requires an extensive use of assumptions including factors such as discount rates, expected long-term returns on plan assets, employee retirement and termination rates and future compensation increases. The Parent determines these assumptions based upon currently available market and industry data, and historical performance of the plan and its assets. The assumptions used by the Parent may differ materially from actual results. See Note 11 to our consolidated financial statements for more information on our retirement and other employee benefits.

As of January 1, 2014, the Parent Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under these plans. Employees who are currently eligible but not yet participating in the Parent Pension and Executive Pension Plans will remain eligible to participate in the future once they meet the Parent Pension and Executive Pension Plan requirements.

Contingencies

We account for contingencies by evaluating each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.

Deferred Taxes

Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to our consolidated financial statements.

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. As of December 31, 2012 and 2013, the Company had no cumulative valuation allowance against deferred tax assets, as it is management's assessment that it is more likely than not that all deferred tax assets will be realized.

In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.

The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.

In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.

Valuation and Recoverability of Goodwill

Goodwill remained unchanged and represented $17,285 of our $7,255,817 and $7,376,590 of total assets as of December 31, 2013 and 2012, respectively. We review our goodwill annually in the fourth quarter for impairment or more frequently if indicators of impairment exist. Such indicators include, but are not limited to, significant adverse change in legal factors, adverse action or

Union Security Insurance Company

assessment by a regulator, unanticipated competition, loss of key personnel or a significant decline in our expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable judgment. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and could have a material impact on our consolidated financial statements.

We test goodwill for impairment by first comparing the estimated fair value of the Company to its net book value. Under step 1, if the estimated fair value exceeds the Company's net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, we would then perform a second test to calculate the amount of impairment, if any. To determine the amount of any impairment, we would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, we would determine the fair value of all of the assets and liabilities of the Company, including any unrecognized intangible assets, in a hypothetical calculation that yields the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, we would record an impairment charge for the difference.

The following describes the valuation methodologies used in 2013 and 2012 to derive the estimated fair value of the Company.

The Company identified a group of peer companies, which have operations that are as similar as possible. A Guideline Company Method is used to value the Company based upon its relative performance to its peer companies, based on several measures, including price to trailing 12 month earnings, price to projected earnings, price to tangible net worth and return on equity.

A Dividend Discount Method ("DDM") is used to value the Company based upon the present value of expected cash flows available for distribution over future periods. Cash flows are estimated for a discrete projection period based on detailed assumptions, and a terminal value is calculated to reflect the value attributable to cash flows beyond the discrete period. Cash flows and the terminal value are then discounted using the Company's estimated cost of capital. The estimated fair value of the Company equals the sum of the discounted cash flows and terminal value.

A Guideline Transaction Method values the Company based on available data concerning the purchase prices paid in acquisitions of companies operating in the insurance industry. The application of certain financial multiples calculated from these transactions provides an indication of estimated fair value of the Company.

While all three valuation methodologies were considered in assessing fair value, the DDM was weighed more heavily since in the current economic environment, management believes that expected cash flows are the most important factor in the valuation of a business enterprise. In addition, recent dislocations in the economy, the scarcity of M&A transactions in the insurance marketplace and the relative lack of directly comparable companies make the other methods less credible.

Following the 2013 and 2012 Step 1 test, the Company concluded that its estimated fair value exceeded its net book value.

The determination of fair value of the Company requires many estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, earnings and required capital projections discussed above, discount rates, terminal growth rates, operating income and dividend forecasts and the weighting assigned to the results of each of the three valuation methods described above. Changes in certain assumptions could have a significant impact on the goodwill impairment assessment.

We evaluated the significant assumptions used to determine the estimated fair value of the Company and concluded they are reasonable. However, should the operating results of the Company decline substantially compared to projected results, or should further interest rate declines further increase the net unrealized investment portfolio gain positions, we could determine that we need to record an impairment charge related to goodwill.

Recent Accounting Pronouncements — Adopted

See Note 2 to the Consolidated Financial Statements included elsewhere in this registration statement.

Recent Accounting Pronouncements — Not Yet Adopted

See Note 2 to the Consolidated Financial Statements included elsewhere in this registration statement.

Union Security Insurance Company

Results of Operations

The table below presents information regarding our consolidated results of operations:

	For the Years Ended December 31,
	2013	2012	2011
Revenues:
Net earned premiums	$1,001,631	$1,007,986	$1,074,316
Net investment income	182,960	198,728	203,635
Net realized gains on investments	11,624	9,973	451
Amortization of deferred gains on disposal of businesses	11,216	12,506	13,862
Fees and other income	8,877	8,416	7,914
Total revenues	1,216,308	1,237,609	1,300,178
Benefits, losses and expenses:
Policyholder benefits	745,247	731,862	817,575
Underwriting, general and administrative expenses (1)	378,220	375,050	378,448
Total benefits, losses and expenses	1,123,467	1,106,912	1,196,023
Income before provision for income taxes	92,841	130,697	104,155
Provision for income taxes	30,077	41,292	24,854
Net income	$62,764	$89,405	$79,301

(1)  Includes amortization of DAC.

Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Net Income

Net income decreased $26,641 to $62,764 for Twelve Months 2013 from $89,405 for Twelve Months 2012. The decrease was primarily attributable to less favorable disability loss experience, including a decrease in the reserve discount rate primarily for new long-term disability claims. Additionally, net investment income decreased $10,249 (after tax) primarily due to a decrease in average invested assets and lower investment yields.

Total Revenues

Total revenues decreased $21,301, or 2%, to $1,216,308 for Twelve Months 2013 from $1,237,609 for Twelve Months 2012. This was mainly due to lower net investment income of $15,768 primarily due to a decrease in average invested assets and lower investment yields.

Total Benefits, Losses and Expenses

Total benefits, losses and expenses increased $16,555, or 1%, to $1,123,467 for Twelve Months 2013 from $1,106,912 for Twelve Months 2012. This was mainly due to an increase in policyholder benefits of $13,385 primarily driven by unfavorable disability loss experience, including a decrease in the reserve discount rate primarily for new long-term disability claims.

Income Taxes

Income taxes decreased $11,215, or 27%, to $30,077 for Twelve Months 2013 from $41,292 for Twelve Months 2012. The decrease was mainly related to the decrease in pre-tax income.

Year Ended December 31, 2012 Compared to the Year Ended December 31, 2011

Net Income

Net income increased $10,104 to $89,405 for Twelve Months 2012 from $79,301 for Twelve Months 2011. The increase was mainly due to an increase in net realized gains on investments of $6,189 (after tax) and favorable loss experience across most major product lines. These were partially offset by the impact of the annual reserve adequacy study as policyholder benefits were reduced $2,998 (after tax) for Twelve Months 2012 compared to $6,569 (after tax) for Twelve months 2011 and lower net investment income of $3,190 (after tax) due to a decrease in average invested assets and lower investment yields.

Total Revenues

Total revenues decreased $62,569, or 5%, to $1,237,609 for Twelve Months 2012 from $1,300,178 for Twelve Months 2011. This was mainly due to a decrease in net earned premiums of $66,330 due to loss of two assumed disability clients and a decrease of small group medical premiums due to a decline in sales and membership. Also contributing to the decrease was lower net investment income of $4,907 due to a decrease in average invested assets and lower investment yields. These items were partially offset by an increase in net realized gains on investments of $9,522.

Union Security Insurance Company

Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $89,111, or 7%, to $1,106,912 for Twelve Months 2012 from $1,196,023 for Twelve Months 2011. This was mainly due to a decrease in policyholder benefits of $85,713 primarily resulting from favorable disability life and dental loss experience. This was partially offset by the results of our annual reserve adequacy studies as there was a reduction of $4,613 in Twelve Months 2012 compared to $10,106 in Twelve Months 2011.

Income Taxes

Income taxes increased $16,438, or 66%, to $41,292 for Twelve Months 2012 from $24,854 for Twelve Months 2011. The 2012 effective tax rate was 31.6% compared with 23.9% for 2011. The increase in the tax rate was primarily due to a $10,523 release of valuation allowance in 2011.

Investments

See Notes 3 and 4 to the Consolidated Financial Statements included elsewhere in this report.

Liquidity and Capital Resources

The primary sources of funds for the Company consist of premiums and fees collected, the proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional information related to our Parent.

Cash Flows

We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

The table below shows our recent net cash flows:

	For the Years Ended December 31,
	2013	2012	2011
Net cash (used in) provided by:
Operating activities	$(60,737)	$(65,189)	$(32,217)
Investing activities	174,591	163,702	76,762
Financing activities	(101,305)	(116,096)	(46,637)
Net change in cash	$12,549	$(17,583)	$(2,092)

Cash Flows for the Years Ended December 31, 2013, 2012 and 2011

Operating activities:

We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.

Net cash used in operating activities was $60,737 and $65,189 for the years ended December 31, 2013 and 2012, respectively. Contributing to the decrease in cash used in operating activities between the years is changes in timing of payments, partially offset by higher claims paid due to less favorable disability experience.

Net cash used in operating activities was $65,189 and $32,217 for the years ended December 31, 2012 and 2011, respectively. The increase in cash used in operating activities between years is primarily due to a decrease in net written premiums.

Investing activities:

Net cash provided by investing activities was $174,591 and $163,702 for the years ended December 31, 2013 and 2012, respectively. The increase in cash provided between years is primarily due to decreased purchases of fixed maturity securities, partially offset by changes in our short term investments.

Net cash provided by investing activities was $163,702 and $76,762 for the years ended December 31, 2012 and 2011, respectively. The increase in cash provided between years is primarily due to increase of sales of fixed maturity securities as well as change in our short term investments. These are partially offset by a change in equity securities as there were increased purchases and lower sales.

Union Security Insurance Company

Financing activities:

Net cash used in financing activities was $101,305 and $116,096 for the years ended December 31, 2013 and 2012, respectively. The decrease in cash used in financing activities is primarily due to $14,800 decrease in dividends paid to the Parent.

Net cash used in financing activities was $116,096 and $46,637 for the years ended December 31, 2012 and 2011, respectively. The increase in cash used in financing activities is due to $83,800 increase of dividends paid to the Parent. This is partially offset by a $14,341 change in obligation under securities lending.

Commitments and Contingencies

We have obligations and commitments to third parties as a result of our operations. These obligations and commitments, as of December 31, 2013, are detailed in the table below by maturity date as of the dates indicated:

	As of December 31, 2013
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$7,103,247	$593,620	$822,734	$711,511	$4,975,382
Operating leases	91,267	6,083	11,731	9,630	63,823
Commitments:
Investment purchases outstanding:
Commercial mortgage loans on real estate	10,325	10,325	0	0	0
Capital contributions to real estate joint ventures	6,704	6,704	0	0	0
Liability for unrecognized tax benefit	448	269	0	179	0
Total obligations and commitments	$7,211,991	$617,001	$834,465	$721,320	$5,039,205

(1)  Insurance liabilities reflect estimated cash payments to be made to policyholders.

Liabilities for future policy benefits and expenses of $2,743,876 and claims and benefits payable of $1,679,730 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.

Interest Rate Risk

Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk — price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest

Union Security Insurance Company

rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities, and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.

We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

Our group long-term disability and group term life waiver of premium reserves are also sensitive to interest rates. These reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2013

	–100	–50	0	50	100
Total market value	$2,834,546	$2,710,604	$2,592,484	$2,480,980	$2,377,076
% Change in market value from base case	9.34%	4.56%	0.0%	(4.30)%	(8.31)%
$ Change in market value from base case	$242,062	$118,120	$0	$(111,504)	$(215,408)

As of December 31, 2012

	–100	–50	0	50	100
Total market value	$3,228,165	$3,086,321	$2,945,407	$2,812,146	$2,688,251
% Change in market value from base case	9.60%	4.78%	0.00%	(4.52)%	(8.73)%
$ Change in market value from base case	$282,758	$140,914	$0	$(133,261)	$(257,156)

Credit Risk

We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA– and above, 1% for issuers rated A– to A+, 0.75% for issuers rated BBB– to BBB+ and 0.38% for issuers rated BB– to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.

The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized securities rating organizations as of the dates indicated:

	December 31, 2013		December 31, 2012
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$1,421,785	55%	$1,584,284	53%
Baa	1,024,194	40%	1,174,244	40%
Ba	113,052	4%	137,838	5%
B and lower	33,453	1%	49,041	2%
Total	$2,592,484	100%	$2,945,407	100%

Union Security Insurance Company

We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.

The Company had $1,837,380 and $1,803,405 of reinsurance recoverables as of December 31, 2013 and 2012 respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $585,108 and $1,143,731 as of December 31, 2013 and $592,972 and $1,098,310 as of December 31, 2012, relating to two large coinsurance arrangements with The Hartford and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, related to sales of businesses are held in trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, The Hartford and John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of The Hartford and John Hancock, whose A.M. Best ratings are currently A– and A+, respectively. As of December 31, 2013, A.M. Best maintained a stable outlook on the financial strength ratings of John Hancock and The Hartford. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A– or better by A.M. Best.

Inflation Risk

Inflation risk arises as we invest substantial funds in nominal assets which are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 19% of our preneed policies with reserves of approximately $223,217 and $242,232 as of December 31, 2013 and December 31, 2012, respectively, have death benefits that are guaranteed to grow with the Consumer Price Index ("CPI"). In times of rapidly rising inflation the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing a contract with payments tied to the CPI. See "— Derivatives."

In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.

Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.

We have purchased contracts to cap the inflation risk exposure inherent in some of our preneed insurance policies.

(K) EXECUTIVE OFFICERS

The table below sets forth certain information, as of April 15, 2014, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
John S. Roberts	58	President, Chief Executive Officer and Director; Executive Vice President, Assurant, Inc.
Miles B. Yakre	45	Senior Vice President, Chief Financial Officer, Treasurer and Director
Stacia Almquist	43	Senior Vice President
Kenneth D. Bowen	60	Senior Vice President, General Counsel and Secretary
Dianna D. Duvall	53	Senior Vice President
Matthew K. Gilligan	61	Senior Vice President
Sheryle L. Ohme	64	Senior Vice President
Rosemary Polk	60	Senior Vice President
Karla J. Schacht	54	Senior Vice President
Joseph A. Sevcik	55	Senior Vice President
Joi A. Tillman	42	Senior Vice President
J. Marc Warrington	47	Senior Vice President

Union Security Insurance Company

John S. Roberts, President, Chief Executive Officer and Director; Executive Vice President, Assurant, Inc. Please see Mr. Roberts' biography in the section below entitled "DIRECTORS".

Miles B. Yakre, Senior Vice President, Chief Financial Officer, Treasurer and Director. Please see Mr. Yakre's biography in the section below entitled "DIRECTORS".

Stacia Almquist, Senior Vice President. Ms. Almquist has served as Senior Vice President of the Company since January 2014. Ms. Almquist has served in various management positions at Assurant Employee Benefits since 2009.

Kenneth D. Bowen, Senior Vice President, General Counsel and Secretary. Mr. Bowen has served as Senior Vice President of the Company since October 2012, and has served as Vice President, General Counsel and Secretary of the Company since May 2008, having previously served as Vice President and Assistant Secretary of the Company.

Dianna D. Duvall, Senior Vice President. Ms. Duvall has served as Senior Vice President of the Company since January 2004. Ms. Duvall has served in various management positions at Assurant Employee Benefits since its acquisition, including customer service, Life and Disability Underwriting, True Group and Dental Health Alliance networks.

Matthew K. Gilligan, Senior Vice President. Mr. Gilligan has served as Senior Vice President of the Company since February 2009. He also currently serves as President of Disability RMS, having served in various management positions at Disability RMS since 2003.

Sheryle L. Ohme, Senior Vice President. Ms. Ohme has served as Senior Vice President of the Company since July 2008. Since the acquisition of Assurant Employee Benefits, Ms. Ohme has served in various management-related roles, including as Vice President, Claims of Assurant Employee Benefits from 2000 to 2008.

Rosemary Polk, Senior Vice President. Ms. Polk has served as Senior Vice President of the Company, where she oversees human resources and development, since April 2009. She has served in the human resources and development areas of Assurant Employee Benefits since its acquisition, previously serving as Vice President beginning in 2000.

Karla J. Schacht, Senior Vice President. Ms. Schacht has served as Senior Vice President of the Company since 2004. She also has served as Chief Information Officer of Assurant Employee Benefits since 2004 and as Chief Service Officer of Assurant Employee Benefits since 2008.

Joseph A. Sevcik, Senior Vice President. Mr. Sevcik has served as Senior Vice President of the Company since July 2008. He leads Assurant Employee Benefits' marketing efforts and previously served as Vice President, Marketing from August 2007 to July 2008 and Second Vice President, Voluntary Marketing from August 2005 to August 2007. Prior to joining Assurant Employee Benefits, Mr. Sevcik was Assistant Vice President, Marketing and Client Experience at H&R Block.

Joi A. Tillman, Senior Vice President. Ms. Tillman has served as Senior Vice President since July 2011. Since she joined Assurant Employee Benefits in 1989, Ms. Tillman has held a variety of progressively senior roles at Assurant Employee Benefits, including officer and manager in 2005, Second Vice President and Regional Team Leader of Underwriting from 2006 to August 2007, Second Vice President and co-lead of the Easy To Do Business With team from August 2007 to January 2008 and Vice President, Voluntary Growth Initiative from January 2008 to January 2009 and Vice President, Customer Advocacy from January 2009 to July 2011.

J. Marc Warrington, Senior Vice President. Mr. Warrington has served as Senior Vice President of the Company since 2005, and as Senior Vice President, Sales of Assurant Employee Benefits since 2005.

DIRECTORS

We currently have six directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience and director positions held currently and/or during the last five years.

Each individual was selected to serve as a director of the Company because of his or her leadership position at the Company, Assurant, Inc., or the Assurant Employee Benefits division of Assurant, and the valuable experience with, and knowledge of, Assurant's operations and business lines that he or she brings to the Company's Board.

Michael J. Peninger, Chairman of the Board. Mr. Peninger, 59, has served as Chairman of the Board since January 15, 2010. He has served as Executive Vice President and Chief Financial Officer of Assurant, Inc. since March 2009, having served as Executive Vice President and Interim Chief Financial Officer since July 2007. Prior to this, he served as President and Chief Executive Officer of Assurant Employee Benefits since January 1999.

S. Craig Lemasters, Director. Mr. Lemasters, 53, has served as a director of the Company since July 2006. He has also served as President and Chief Executive Officer of Assurant Solutions, a division of Assurant, and Executive Vice President of Assurant, Inc. since July 2005. From 2003 to 2005, Mr. Lemasters served as Executive Vice President and Chief Operating Officer for the consumer protection business line of Assurant Solutions.

Union Security Insurance Company

Christopher J. Pagano, Director. Mr. Pagano, 50, has served as a director of the Company since April 2009. He also has served as Executive Vice President, Treasurer and Chief Investment Officer of Assurant, Inc. since July 2007 and President of Assurant Asset Management, a division of Assurant, Inc., since January 2005.

John S. Roberts, Director. Mr. Roberts, 58, currently serves as President and Chief Executive Officer of the Company and of Assurant Employee Benefits, and Executive Vice President of Assurant, Inc. He served as on an interim basis as President and Chief Executive Officer of Assurant Employee Benefits from July 2007 to March 2009. He has served as a director of the Company since March 2009. Prior to that, he served as Senior Vice President of Assurant Employee Benefits and President of Disability RMS, an affiliate of the Company, since 2003.

Sylvia R. Wagner, Director. Ms. Wagner, 65, was appointed as a director of the Company in January 2010. She has also served as Executive Vice President, Human Resources and Development of Assurant, Inc. since April 2009. She has previously served as Senior Vice President, Human Resources and Development of Assurant Employee Benefits since May 1995, where she was responsible for overseeing human resources and development, employee communications, clinical and behavioral health services, and community relations.

Miles B. Yakre, Director. Mr. Yakre, 45, was appointed as a director of the Company in January 2013. He has served as Senior Vice President of the Company since August 2007 and as Chief Financial Officer and Treasurer of the Company since November 2009. He has also served as Chief Financial Officer of Assurant Employee Benefits since April 2008, having previously served as Senior Vice President and Chief Actuary of Assurant Employee Benefits from August 2007 to April 2008 and Senior Vice President, Corporate Actuary and Treasurer of Assurant, Inc. from January 2005 to August 2007.

(L) EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

I. Executive Summary

Introduction

This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2013:

John S. Roberts	President and Chief Executive Officer; Executive Vice President, Assurant, Inc.
Miles B. Yakre	Senior Vice President, Chief Financial Officer and Treasurer
Matthew K. Gilligan	Senior Vice President
Karla J. Schacht	Senior Vice President
J. Marc Warrington	Senior Vice President

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs," and to Mr. Roberts as our "Chief Executive Officer" or "CEO." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2013 compensation of each NEO, including Mr. Roberts, who serves on the Parent's Management Committee (1), was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. The Company comprises a large majority of Assurant Employee Benefits' business. All of our NEOs participate in the Parent's long-term equity incentive program.

For more detailed information on Assurant's 2013 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 25, 2014.

Our Executive Compensation Principles

Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•  Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)

(1)  The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer of Assurant, all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.

(2)  Union Security Insurance Company does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

Union Security Insurance Company

•  Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.

•  A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.

•  Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

II. The Compensation Decision Making Process

The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

The Assurant Compensation Committee determined the compensation of Mr. Roberts because he served as executive officer of the Parent during 2013. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation.

As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant. The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Mr. Roberts).

The compensation of Mr. Yakre is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews Mr. Yakre's performance in consultation with Mr. Roberts as President and Chief Executive Officer of Assurant Employee Benefits, and makes decisions regarding his compensation. The compensation of Messrs. Gilligan and Warrington and Ms. Schacht is determined through a process whereby Mr. Roberts annually reviews the performance and compensation of his direct reports in consultation with Company's Senior Vice President, Human Resources and Development, and makes decisions regarding their compensation. The Chief Executive Officer also provides input, in consultation with the Company's Chief Financial Officer and Senior Vice President, Human Resources and Development, on the annual incentive plan performance goals that apply to the Company's NEOs other than those who serve as executive officers of the Parent.

Level of Compensation Provided

Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

Management Committee-Level Named Executive Officer — Assurant's Compensation Peer Group. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operates are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics: similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:

•	Aetna Inc.	•	Genworth Financial, Inc.	•	Stancorp Financial Group, Inc.
•	Aflac Incorporated	•	Hanover Insurance Group Inc.	•	Sunlife Financial, Inc.
•	CIGNA Corporation	•	Hanover Insurance Group Inc.	•	Torchmark Corporation
•	CNO Financial Group, Inc.	•	Humana Inc.	•	Unum Group
•	CNA Financial Corporation	•	Markel Corporation	•	W.R. Berkley Corporation
		•	Principal Financial Group, Inc.

*  In 2013, Coventry Health Care, Inc. was removed from the group due to its acquisition by Aetna, Inc. in May 2013.

Union Security Insurance Company

Company-Level Named Executive Officers — Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short-term incentive compensation and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short-term incentive compensation and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. Elements of Our Executive Compensation Program

Base Salaries

The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2013, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

Annual Incentive Compensation

Overview. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2013, focused on specific enterprise-wide consumer insight initiatives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

2013 Annual Incentive Compensation for the Company's NEOs: Financial Metrics. For 2013, the Assurant Compensation Committee sought to establish financial targets that were challenging and would motivate our senior executives to deliver growth in a difficult economic environment. For Messrs. Roberts and Yakre and Ms. Schacht, financial targets apply to the Assurant Employee Benefits business segment. Top-line growth (40%) is measured through a combination of net earned premiums and fees: all business (50%), net earned premiums and fees: targeted growth (25%) and gross written premium: core and targeted growth (25%). Profitability is measured using net operating income ("NOI") (25%) and operating return on equity ("ROE") (15%) for the segment. (3)

For Mr. Warrington, financial targets also apply to the Assurant Employee Benefits business segment. Top-line growth (60%) is measured through a combination of net earned premiums and fees: all business (17%), net earned premiums and fees: targeted growth (17%) and gross written premium: core and targeted growth (67%). Profitability is measured using NOI (20%) and operating ROE (10%) for the segment.

Financial targets for Mr. Gilligan apply to the Assurant Employee Benefits business segment, as well as a division of Assurant Employee Benefits. Approximately 55% of Mr. Gilligan's annual incentive compensation is measured by performance of this division and 25% is measured by a combination of the financial metrics for Assurant Employee Benefits described above for the other NEOs: (top-line growth, NOI and operating ROE).

Strategic Development. Strategic development goals are designed to motivate executives to achieve specified strategic, operational and/or organizational objectives viewed as critical to long-term financial success of the enterprise. Performance measurements against strategic development goals for all NEOs are based on certain enterprise-wide projects.

For 2013, the Assurant Compensation Committee selected goals focused on the development of consumer insight initiatives to support growth of profit and revenue in targeted growth areas at each of the business units. This enterprise-wide strategic development goal, which was evaluated based on a composite of Parent and segment-level results, applied to each of the NEOs and was weighted at 20% of the annual incentive goal for Messrs. Roberts, Yakre and Gilligan and Ms. Schacht and at 10% of the annual incentive goal for Mr. Warrington.

During the year, senior management at the Parent tracked and reported to the Assurant Compensation Committee on progress in this area and recommended a performance rating. On the basis of achievements in this area, the Assurant Compensation Committee approved a 1.75 multiplier for this strategic development goal. This initiative establishes a strong framework for long-term

(3)  NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the Parent's earnings release, Exhibit 99.1 to its Current Report on Form 8-K furnished to the SEC on February 5, 2014, and the financial supplement posted on the "Investor Relations" section of the Parent's website at http://ir.assurant.com. Neither the earnings release nor the financial supplement is incorporated by reference herein.

Union Security Insurance Company

enhancement of consumer experiences and improvement in products and efficiencies, which the Parent will continue to measure and report to the Board.

Annual Incentive Performance Results for Messrs. Roberts, Yakre and Warrington and Ms. Schacht. For Messrs. Roberts, Yakre and Warrington, and Ms. Schacht, the 2013 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $40, $45, $50, $55 and $60 million, respectively. Assurant Employee Benefits' 2013 NOI was $34.6 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 7.0%, 8.0%, 9.0%, 10.0% and 11.0%, respectively. Assurant Employee Benefits' 2013 operating ROE was 6.1%. With respect to revenue growth, the 2013 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premiums and fee income: all business were $960, $1.0 billion, $1.04 billion, $1.08 billion and $1.12 billion, respectively. 2013 net earned premium and fee income: all business for the segment was $1.038 billion. The 2013 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for premiums and fee income: targeted growth were $350, $380, $410, $440 and $470 million, respectively. Net earned premiums and fee income: targeted growth for the segment was $400 million. The 2013 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross written premium: core and targeted growth were $150, $170, $190, $210 and $230 million, respectively. Gross written premium: core and targeted growth for the segment was $198 million. Based on the above metrics and performance results, the 2013 composite annual incentive performance multiplier for Messrs. Roberts and Yakre and Ms. Schacht was 0.75 and the 2013 composite annual incentive performance multiplier for Mr. Warrington was 0.83.

Annual Incentive Performance Results for Mr. Gilligan. Mr. Gilligan's 2013 composite annual incentive performance multiplier was 1.11, comprised in part by the metrics and results of Assurant Employee Benefits set forth above, as well as certain metrics applicable to a division of Assurant Employee Benefits. Senior management of Assurant Employee Benefits set the targets for this division to be reasonably attainable. The maximum award is intended to be very difficult to achieve. Based on historical performance, Assurant Employee Benefits senior management believes the target award is somewhat likely, but not easily achieved.

The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2013:

Named Executive Officer	2013 Target Annual Incentive	2013 Multiplier	2013 Annual Incentive Payment
John S. Roberts	$545,000	0.75	$408,750
Miles B. Yakre	$172,700	0.75	$129,525
Matthew K. Gilligan	$142,800	1.11	$158,508
Karla J. Schacht	$156,900	0.75	$117,675
J. Marc Warrington	$179,928	0.83	$149,340

Long-term Equity Incentive Compensation

Both Management Committee- and Company-level NEOs participate in Assurant's long-term equity incentive compensation program.

Since 2009, Assurant has used performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against a broad index of insurance companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period. In accordance with the terms of the ALTEIP, measurement of the Assurant designated financial performance metrics takes account of unusual or non-recurring events and other extraordinary items.

Union Security Insurance Company

Applicable metrics for the 2010-2012, 2011-2013, 2012-2014 and 2013-2015 performance cycles are set forth in the chart below:

PSU Relative Performance Metrics and Relative Index

Performance Cycles	2010 - 2012, 2011 - 2013, 2012 - 2014 and 2013 - 2015	Weighting
Relative	Growth in book value per share excluding AOCI (1)	1/3
Performance	Revenue growth (2)	1/3
Metrics	Total stockholder return (3)	1/3
Relative Index (4)	For the 2013 and previous performance periods:
Adjusted A.M. Best U.S. Insurance Index
A.M. Best U.S. Insurance Index, excluding companies with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes (3510 and 4030)
("A.M. Best U.S. Insurance Index")
For the 2014 and subsequent performance periods:
Adjusted S&P Total Market Index
S&P Total Market Index, excluding companies with revenues of less than $1 billion or those that are not in (i) GICS Insurance Industry (code 4030) or (ii) the Managed Health Care Sub-Industry in GICS Health Care Equipment & Services Industry (code 3510); and including companies that are part of Assurant's compensation peer group ("S&P Total Market Index").
The new S&P Market Index is substantially similar in composition to the previous A.M. Best U.S. Insurance Index.
	For details on the index change please see "Changes to Relative Index beginning with 2014 Performance Period" below.	N/A

(1)  Year-over-year growth in the Company's total stockholder equity, excluding AOCI, divided by diluted shares outstanding at year-end

(2)  Year-over-year growth in total GAAP revenue (net earned premiums, fee and investment income)

(3)  Percentage change on Company stock plus dividend yield percentage

(4)  Starting with the 2010-2012 performance cycle, the index used to measure relative performance was changed to exclude companies in the A.M. Best U.S. Insurance Industry with revenues of less than $1 billion or that were not in the health or insurance Global Industry Classification Standard codes. The Committee believed this change would enable more accurate benchmarking of Assurant's performance against the performance of companies of comparable size that operate one or more businesses similar to Assurant

Changes to Relative Index beginning with 2014 Performance Period. As of January 1, 2014, A.M. Best ceased publication of its U.S. Insurance Index, the index that we currently use to assess our relative performance ranking. Thus, for outstanding awards, beginning with the 2014 performance period, and for future performance periods, Assurant's performance will be measured against the S&P Market Index with the adjustments described in the Performance-Based Long-Term Equity Plan Design Attributes table above. The Committee believes that this index will enable Assurant to continue accurate benchmarking of Assurant's performance against the performance of companies of comparable size that operate businesses similar to Assurant's. The new S&P Market Index is substantially similar in composition to the previous A.M. Best U.S. Insurance Index.

Executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained.

Payments in respect of PSUs awarded under the ALTEIP are determined by the Committee and based on the composite average percentile ranking relative to companies in the A.M. Best U.S. Insurance Index with regard to three specified financial metrics: (i) growth in book value per share excluding AOCI, (ii) revenue growth, and (iii) total shareholder return, all averaged over the three years of the relevant performance period. Such payments are intended to be deductible, to the maximum extent possible, as "performance based compensation" within the meaning of Section 162(m)(4). Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table — Long Term Incentive Awards" below.

In support of Assurant's pay for performance philosophy, in 2013 the Assurant Compensation Committee approved equity payments for performance share units granted in 2010 based on the above metrics. The Assurant Compensation Committee determined that Assurant's composite average percentile ranking relative to companies in the A.M. Best U.S. Insurance Index with regard to the three specified financial metrics over the 2010-2012 performance period was in the 52nd percentile. Because Assurant achieved above median performance relative to the designated index of peer companies, our NEOs received shares of common stock equal to 104% of their target long term equity incentive opportunity.

Union Security Insurance Company

Yearly Average PSU Percentile Ranking
2010	66%
2011	63%
2012	27%
Final Three Year Average Percentile Ranking	52%
Payout as a Percentage of Long-Term Equity Incentive Opportunity	104%

RSUs. RSUs typically vest in equal annual installments over a three-year vesting period.

Compensation Levels and Pay Mix for 2014

Management Committee-level Named Executive Officer. In January 2014, Towers Watson presented data to the Assurant Compensation Committee demonstrating that total target direct compensation (base salary, annual incentive compensation and long-term incentive compensation) provided to most of Assurant's NEOs continued to fall below median levels for similarly situated executives at companies in Assurant's compensation peer group. To further align NEO compensation with median levels, the Assurant Compensation Committee approved an increase in Mr. Roberts' base salary to $565,000 and his target long-term incentive opportunity to 225%. The Assurant Compensation Committee did not increase Mr. Roberts' target annual incentive opportunity for 2014.

Company-level Named Executive Officers. For 2014, Messrs. Yakre, Gilligan and Warrington and Ms. Schacht received increases in their base salaries to $321,000, $294,168, $333,684 and $320,076, respectively. The target short-term incentive opportunity for Mr. Gilligan and Ms. Schacht remained at 50% of their base salaries, and for Messrs. Warrington and Yakre at 55% of their base salaries. The target long-term incentive opportunities for Messrs. Gilligan and Warrington and Ms. Schacht as a percentage of their base salaries remained at 50% and at 55% for Mr. Yakre.

IV. Benefits and Perquisites

The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.

Change of Control Benefits. Assurant is party to a change of control agreement (each, a "COC Agreement") with each NEO. The purpose of these COC Agreements is to enable these executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with the Named Executive Officers apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement). The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "Narrative to the Potential Payments upon Termination or Change of Control Table — Change of Control Agreements" below.

Retirement Plans. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($255,000 for 2013). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Additional information regarding the terms and conditions of these plans is provided under the headings "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Deferred Compensation Plans. Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.

Additional information regarding the terms and conditions of these plans is provided under the heading "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Union Security Insurance Company

Health and Welfare Benefits. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the group LTD policy and provides a maximum monthly benefit of $10,000. The combined maximum LTD (group LTD and Executive LTD) benefit is $25,000 per month. Executive LTD is provided through the purchase of individual policies and is fully paid for by Assurant.

Additional information regarding executive LTD and financial planning benefits is provided in footnote 4 to the Summary Compensation Table below.

V. Related Policies and Considerations

Parent Stock Ownership Guidelines

Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (one of whom is an NEO of the Company) and non-employee directors. Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:

Non-Employee Director	Must own Assurant stock with a market value equal to 5 times the annual base cash retainer
Chief Executive Officer	Must own Assurant stock with a market value equal to 5 times current base salary
Assurant, Inc. Executive Vice Presidents (including all other NEOs)	Must own Assurant stock with a market value equal to 3 times current base salary

Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Mr. Roberts, who serves as a member of Assurant's Management Committee. Mr. Roberts' compliance date was March 15, 2014. Eligible sources of Assurant shares include personal holdings, restricted stock, RSUs, 401(k) holdings and Assurant's Employee Stock Purchase Plan shares. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance. As of December 31, 2013, Mr. Roberts was in compliance with Assurant's stock ownership guidelines.

Timing of Equity Grants

Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year. If the Assurant Compensation Committee decides that a second grant in the same calendar year is necessary for, among other reasons, salary adjustments, promotions or new hires, additional awards under the ALTEIP may be granted on the second Thursday in November.

Tax and Accounting Implications

Prior to 2013, IRC Section 162(m) limited the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) unless such executive compensation was awarded under a performance-based plan approved by stockholders and meets certain additional requirements. Effective for 2013, Section 162(m)(6), which applies to compensation paid by health insurance companies including the Parent, was added to the IRC as part of the Patient Protection and Affordable Care Act and includes an annual deduction limit of $500,000 per employee. This tax deduction limitation will apply whether or not the compensation paid is performance-based or is provided pursuant to a plan approved by stockholders. The Assurant Compensation Committee continues to emphasize performance-based compensation for Assurant's executives and seeks to maximize deductibility of compensation under Section 162(m). However, because the Assurant Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy, the Assurant Compensation Committee may approve non-deductible compensation.

Union Security Insurance Company

The compensation that Assurant pays to the NEOs is reflected in our financial statements as required by U.S. generally accepted accounting principles. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation

The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2013, 2012 and 2011 as applicable.

Summary Compensation Table for Fiscal Years 2013, 2012 and 2011

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards (1) ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2) ($) (h)	All Other Compensation (3) ($) (i)	Total ($) (j)
John S. Roberts, Chief Executive Officer; Executive Vice President, Assurant, Inc.	2013 2012 2011	545,000 520,000 520,000	— — —	1,090,165 1,039,624 905,920	— — —	408,750 504,400 442,000	284,077 481,152 460,766	124,241 123,807 101,491	2,452,233 2,668,983 2,430,177
Miles B. Yakre, Senior Vice President, Chief Financial Officer and Treasurer	2013 2012 2011	314,000 307,000 300,800	— — —	172,704 153,437 149,720	— — —	129,525 180,670 127,840	39,981 29,924 40,311	39,178 37,745 37,460	695,388 708,776 656,131
Matthew K. Gilligan, Senior Vice President	2013 2012 2011	285,600 280,000 280,000	— — —	142,814 139,928 125,476	— — —	158,508 208,600 143,640	14,826 12,710 12,525	36,604 33,867 31,749	638,352 675,105 593,390
Karla J. Schacht, Senior Vice President	2013 2012 2011	313,800 309,100 309,100	— — —	156,875 154,522 123,120	— — —	117,675 165,369 118,231	13,266 15,086 15,619	36,361 34,871 35,107	637,977 678,948 601,177
J. Marc Warrington, Senior Vice President	2013 2012 2011	327,141 321,440 321,440	— — —	163,596 160,692 127,984	— — —	149,340 189,167 180,006	29,542 37,187 37,931	38,945 39,774 38,055	708,564 748,260 705,416

(1)  The amounts reported in column (e) for 2013, 2012 and 2011 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.

  The 2013 PSU values included in column (e) are computed based on the achievement of target level performance for each award. Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be as follows: for Mr. Roberts, $1,362,737; Mr. Yakre $215,907; for Ms. Schacht, $196,098; for Mr. Gilligan, $178,544; and for Mr. Warrington, $204,500. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 16, Stock Based Compensation — Performance Share Units, of Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC (the "2013 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

(2)  The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2012 to December 31, 2013, from December 31, 2011 to December 31, 2012 and from December 31, 2010 to December 31, 2011. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2011, December 31, 2012 or December 31, 2013 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2010, December 31, 2011 or December 31, 2012, as applicable. Present values of accumulated benefits at December 31, 2010, December 31, 2011, December 31, 2012 and December 31, 2013 use the same assumptions as included in the financial statements in Assurant's Annual Reports on Form 10-K for the fiscal years ending December 31, 2010, December 31, 2011, December 31, 2012 and December 31, 2013, respectively, as filed with the SEC.

Union Security Insurance Company

(3)  The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents, and certain other amounts during 2013:

Name	Executive LTD ($)	Parent Contributions to Executive 401(k) ($)	Parent Contributions to Assurant 401(k) ($)	Perquisites and Other Personal Benefits ($)	Dividends and Dividends Equivalent (1) ($)	Other Amounts (2) ($)	Total ($)
John S. Roberts	5,119	47,664	15,300	—	54,029	2,129	124,241
Miles B. Yakre	—	14,380	15,300	—	8,818	680	39,178
Matthew K. Gilligan	—	14,352	15,300	—	6,952	—	36,604
Karla J. Schacht	—	13,450	15,300	—	7,611	—	36,361
J. Marc Warrington	—	15,679	15,300	—	7,966	—	38,945

(1)  The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2013 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of restricted stock and RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2010 PSUs for shares vested in 2013; and on 2009 PSUs for shares vested in 2012. No dividends or dividend equivalents were paid on PSUs granted in 2013, 2012 or 2011.

(2)  Amounts in this column reflect (i) for Mr. Roberts, a credit made in 2013 in exchange for capping basic life insurance policy at $50,000 and a conference expense reimbursement (ii) for Mr. Yakre, a credit made in 2013 in exchange for capping basic life insurance policy at $50,000.

Grants of Plan-Based Awards

The table below sets forth individual grants of awards made to each NEO during 2013.

Grants of Plan-Based Awards Table for Fiscal Year 2013

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	Options (#) (j)	Awards ($/Sh) (2) (k)	Awards ($) (2) (l)
John S. Roberts	3/14/2013 3/14/2013 —	— — 0	— — 545,000	— — 1,090,000	— 6,164 —	— 12,328 —	— 18,492 —	12,328 — —	— — —	44.21 44.22 —	545,021 545,144 —
Miles B. Yakre	3/14/2013 3/14/2013 —	— — 0	— — 172,700	— — 345,400	— 977 —	— 1,953 —	— 2,930 —	1,953 — —	— — —	44.21 44.22 —	86,342 86,362 —
Matthew K. Gilligan	3/14/2013 3/14/2013 —	— — 0	— — 142,800	— — 285,600	— 808 —	— 1,615 —	— 2,423 —	1,615 — —	— — —	44.21 44.22 —	71,399 71,415 —
Karla J. Schacht	3/14/2013 3/14/2013 —	— — 0	— — 156,900	— — 313,800	— 887 —	— 1,774 —	— 2,661 —	1,774 — —	— — —	44.21 44.22 —	78,429 78,446 —
J. Marc Warrington	3/14/2013 3/14/2013 —	— — 0	— — 179,928	— — 359,855	— 925 —	— 1,850 —	— 2,775 —	1,850 — —	— — —	44.21 44.22 —	81,789 81,807 —

(1)  The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2013 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

(2)  The base price of 2013 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of Assurant, Inc. Common Stock on the grant date.

  The base price of 2013 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 16, Stock Based Compensation — Performance Share Units, of Assurant's 2013 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

Union Security Insurance Company

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Incentive Awards

The annual incentive award for Mr. Roberts is paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan ("ESTIP"), a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. In 2013, the Parent Compensation Committee exercised negative discretion to reduce Mr. Roberts' award by applying the performance goals described in the CD&A under the heading "— Annual Incentive Compensation" above. The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals.

Annual incentive payments for Messrs. Gilligan, Warrington and Yakre and Ms. Schacht were paid pursuant to the annual incentive program applicable to Assurant Employee Benefits. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A — Annual Incentive Compensation."

Long Term Equity Incentive Awards

The Parent's equity-based awards have been granted under two long-term incentive compensation plans, the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP") and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also typically vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

Union Security Insurance Company

Outstanding Equity Awards at Fiscal Year End

The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2013.

Outstanding Equity Awards Table for Fiscal Year 2013

	Option Awards (1)					Stock Awards (1)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (2) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (2) ($) (e)	Option Expiration Date (2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested (3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3) ($) (j)
John S. Roberts				—	—
				—	—
						12,328	(4)	818,209
									11,920	(5)	791,130
									12,467	(6)	827,435
									6,164	(7)	409,105
Miles B. Yakre		—	—	—	—
				—	—
						657	(8)	43,605
						1,227	(9)	81,436
						1,953	(4)	129,621
									1,970	(5)	130,749
									1,840	(6)	122,121
									977	(7)	64,843
Matthew K. Gilligan		—	—	—	—
				—	—
						1,615	(4)	107,188
									1,651	(5)	109,577
									1,678	(6)	111,369
									808	(7)	53,627
Karla J. Schacht		—	—	—	—
				—	—
						540	(8)	35,840
						1,236	(9)	82,033
						1,774	(4)	117,740
									1,620	(5)	107,519
									1,853	(6)	122,984
									887	(7)	58,870
J. Marc Warrington		—	—	—	—
				—	—
						562	(8)	37,300
						1,285	(9)	85,285
						1,850	(4)	122,785
									1,684	(5)	111,767
									1,927	(6)	127,895
									925	(7)	61,392

(1)  These columns represent awards under the ALTEIP. Awards are either PSUs or RSUs.

(2)  Prior to the adoption of the ALTEIP, our NEOs were awarded SARs and shares of restricted stock under the ALTIP. All awards granted under the ALTIP have vested.

(3)  Value was determined using the December 31, 2013 closing price of Assurant's Common Stock of $66.37.

(4)  This RSU award was granted on March 14, 2013 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(5)  This PSU award was granted on March 10, 2011 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as Assurant's ranked average performance for 2011 and 2012 relative to the applicable index did not exceed the applicable performance targets. Assurant's ranked average performance for 2013 relative to the applicable index was not determinable as of the date of filing of this registration statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2011-2013 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(6)  This PSU award was granted on March 8, 2012 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as Assurant's ranked average performance for 2012 relative to the applicable index did not exceed the applicable performance targets. Assurant's ranked average performance for 2013 relative to the applicable index was not determinable as of the date of filing of this registration statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2012-2014 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(7)  This PSU award was granted on March 14, 2013 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item (402)(f)(2), the values for this award in columns (i) and (j) are reported at threshold levels, as Assurant's ranked average performance for 2013 relative to the applicable index was not determinable as of the date of filing of this registration statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2013-2015 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(8)  This RSU award was granted on March 10, 2011 and vested in three equal annual installments on each of the first three anniversaries of the grant date.

(9)  This RSU award was granted on March 8, 2012 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

Union Security Insurance Company

Option Exercises and Stock Vested in Last Fiscal Year

The following table provides information regarding all of the SARs that were exercised by the NEOs during 2013, and all RSUs and shares of restricted stock held by the NEOs that vested during 2013 on an aggregated basis.

Option Exercises and Stock Vested Table for Fiscal Year 2013

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (1) (e)
John S. Roberts	2,702	128,453	4,422 3,973 7,947(4) 4,155 8,312(2) 13,797(3)	192,667 170,203 261,059 178,000 288,426 655,358
Miles B. Yakre	—	—	746 657 613 2,328(3)	32,503 28,146 26,261 110,580
Matthew K. Gilligan	—	—	552 550 1,101(4) 559 1,119(2) 1,722(3)	24,051 23,562 36,168 23,948 38,829 81,795
Karla J. Schacht			613 540 617 1,911(3)	26,708 23,134 26,432 90,773
J. Marc Warrington	—	—	644 561 642 2,008(3)	28,059 24,033 27,503 95,380

(1)  The value realized on exercise and/or vesting was determined using the closing price of Assurant, Inc. Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

(2)  These amounts represent the value of outstanding RSU awards granted to Messrs. Roberts and Gilligan in 2012 that, in accordance with the terms of the applicable award agreements, became fully vested in 2013 because these executives are eligible for retirement. Payouts in respect of these awards will continue in accordance with the standard three-year vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with IRC Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of Assurant's Common Stock and may differ from the amount set forth above.

(3)  These amounts represent the value of PSU awards granted in 2010 that, in accordance with the terms of the applicable award agreements, became fully vested in 2013. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 104% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the-fair market value of Assurant's Common Stock on the date the Assurant Compensation Committee approves the performance ranking, which was April 11, 2013.

(4)  These amounts represent the value of outstanding RSU awards prior to 2012 granted to Messrs. Roberts and Gilligan that, in accordance with the terms of the applicable award agreements, became fully vested because these executives are eligible for retirement.

Union Security Insurance Company

Pension Benefits

The Company maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans: the SERP and the Executive Pension Plan. In addition, the Company maintains the Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

The table below describes each plan that provides for pension payments to the NEOs.

Pension Benefits Table for Fiscal Year 2013

Name (a)	Plan Name (b)	Number of Years of Credited Service (1) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
John S. Roberts	Pension Plan Executive Pension Plan SERP	5 5 6.5	37,200 109,114 1,611,892
Miles Yakre	Pension Plan Executive Pension Plan SERP	21.08 21.08 n/a	247,380 195,683 n/a
Matthew K. Gilligan	Pension Plan Executive Pension Plan SERP	5 5 n/a	37,200 26,987 n/a
Karla Schacht	Pension Plan Executive Pension Plan SERP	8 8 n/a	59,520 46,603 n/a
J. Marc Warrington	Pension Plan Executive Pension Plan SERP	16 16 n/a	163,680 161,277 n/a

(1)  None of the NEOs has more years of credited service under any of the plans than actual years of service with the Company.

Narrative to the Pension Benefits Table

The following is a description of the plans and information reported in the Pension Benefits Table.

The Pension Plan

Eligible employees employed by the Company prior to January 1, 2014, may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC") Section 401(a)(17) (which was $255,000 for 2013).

The lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years over 30	12%

The present value of accumulated benefits at December 31, 2013 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2013.

Union Security Insurance Company

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

The Assurant Executive Pension Plan

Eligible employees employed by the Company prior to January 1, 2014 may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $255,000 for 2013). Eligible compensation for participants is not capped.

A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2013 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2013 offset by the Assurant Pension Plan benefits.

The Assurant SERP

Prior to January 1, 2014, an executive was nominated by the Parent and approved by the Parent Compensation Committee for the participation in the SERP. Effective January 1, 2014, the Committee closed the SERP to any new entrants. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60, 62 or 65, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.

Mr. Roberts is 90%vested in his SERP benefit and has not attained normal retirement age as of December 31, 2013; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

The present value of the accumulated benefits at December 31, 2013 was determined based on the December 31, 2013 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2013. The present value of the accumulated benefits at December 31, 2013 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and (3) the present value of single lump sum benefits is determined using an interest rate of 4.64% to the retirement date and a lump sum conversion factor (4) at retirement.

Number of Years of Credited Service

The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the

(4)  The lump sum values shown are based on December monthly bond segment rates of 1.25% for years 0-5, 4.57% for years 5-20 and 5.60% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

Union Security Insurance Company

discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a nonqualified defined contribution plan.

Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2013

Name (a)	Plan	Executive Contributions in Last FY ($) (b)		Registrant Contributions in Last FY (1), (2) ($) (c)		Aggregate Earnings in Last FY (1) ($) (d)		Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at last FYE (1) ($) (f)
John S. Roberts	ADC Plan	—		—	(3)	—		—	—
	AIP	—	(4)	—	(4)	—		—	—
	Executive 401(k) Plan	—	(4)	47,664		114,219		—	555,193
	TOTAL	—		47,664		114,219		—	555,193
Miles B. Yakre	ADC Plan	—		—	(3)	—		—	—
	AIP	—	(4)	—	(4)	—		—	—
	Executive 401(k) Plan	—	(4)	14,380		19,463		—	202,248
	TOTAL	—		14,380		19,463		—	202,248
Matthew K. Gilligan	ADC Plan	—		—	(3)	—		—	—
	AIP	—	(4)	—	(4)	—		—	—
	Executive 401(k) Plan	—	(4)	14,352		17,469		—	125,950
	TOTAL	—		14,352		17,469		—	125,950
Karla J. Schacht	ADC Plan	—		—	(3)	—		—	—
	AIP	—	(4)	—	(4)	—		—	—
	Executive 401(k) Plan	—	(4)	13,450		—	(5)	—	122,879
	TOTAL	—		13,450		—		—	122,879
J. Marc Warrington	ADC Plan	—		—	(3)	—		—	—
	AIP	—	(4)	—	(4)	—		—	—
	Executive 401(k) Plan	—	(4)	15,679		45,672		—	241,468
	TOTAL	—		15,679		45,672		—	241,468

(1)  The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $47,664 of Company contributions to the Executive 401(k); for Mr. Yakre, $14,380 of Company contributions to the Executive 401(k); for Mr. Warrington, $15,679 of Company contributions to the Executive 401(k); for Ms. Schacht, $13,450 of Company contributions to the Executive 401(k); and for Mr. Gilligan, $14,352 of Company contributions to the Executive 401(k).

The NEOs' Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, and AIP, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2013. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2013. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

For the AIP and ASIC Plan, no contributions could have been made during the fiscal year 2012 because both plans have been frozen since December 2004.

Union Security Insurance Company

For the Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the "All Other Compensation" column of the Summary Compensation Table for the 2011, 2012 and 2013 fiscal years, as applicable: for Mr. Roberts, $59,255 for 2011; 42,720 for 2012; and $47,664 for 2013; for Mr. Yakre, $17,032 for 2011; 11,090 for 2012; and $14,380 for 2013; for Mr. Warrington, $18,082 for 2011; $15,087 for 2012; and $15,679 for 2013; for Ms. Schacht, $15,262 for 2011; $10,640 for 2012; and $13,450 for 2013; for Mr. Gilligan, $12,076 for 2011; $10,418 for 2012; and $14,352 for 2013.

(2)  The Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).

(3)  The Company does not currently make any contributions to the ADC Plan.

(4)  Because the AIP and ASIC Plan have both been frozen since December 2004, no contributions could have been made during fiscal year 2013. The Executive 401(k) Plan does not provide for participant contributions.

(5)  The actual value for Ms. Schacht for column (d) was ($2,171).

Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

The ADC Plan

Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.

The AIP

Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.

The Executive 401(k) Plan

Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the IRC limit (which was $255,000 for 2013). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 4 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2012. The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. Participants are currently 100% vested in their Executive 401(k) Plan benefit.

Union Security Insurance Company

Potential Payments Upon Termination or Change of Control

The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2013.

Potential Payments Upon Termination or Change of Control Table

Name	Payout if Terminates Voluntarily 12/31/13 Not Retirement) (1) (a)	Payout if Terminates Voluntarily 12/31/13 Retirement) (1) (b)	Payout if Terminated Involuntarily 12/31/13 (2) (c)	Payout if Terminated Upon Change of Control 12/31/13 (d)		Payout if Terminated Upon Death 12/31/13 (e)	Payout if Terminated Upon Disability 12/31/13 (f)
John S. Roberts
STIP Award	—	—	—	$272,500		—	—
Long-Term Equity Awards (3)	—	$2,433,987	$2,433,987	$2,433,987		$2,157,091	$2,157,091
Executive Pension Plan (4)	—	$109,114	$109,114	$109,114		$109,114	$109,114
SERP (5)	—	$1,384,576	$1,384,576	$2,894,198	(6)	$1,538,420	$1,538,420
Executive 401(k) Plan (7)	—	$555,193	$555,193	$555,193		$555,193	$555,193
Welfare Benefit Lump Sum (8)	—	—	—	$18,941		—	—
Severance (10)	—	—	—	$3,270,000		—	—
Outplacement (9)	—	—	—	$8,000		—	—
TOTAL	—	$4,482,870	$4,482,870	$9,561,932		$4,359,818	$4,359,818
Miles B. Yakre
STIP Award	—	—	—	$86,350		—	—
Long-Term Equity Awards (3)	—	—	$340,478	$340,478		$340,478	$340,478
Executive Pension Plan (4)	$195,683	—	$195,683	$195,683		$195,683	$195,683
SERP (5)	—	—	—	—		—	—
Executive 401(k) Plan (7)	$202,248	—	$202,248	$202,248		$202,248	$202,248
Welfare Benefit Lump Sum (8)	—	—	—	$26,034		—	—
Severance (10)	—	—	—	$973,400		—	—
Outplacement (9)	—	—	—	$7,000		—	—
TOTAL	$397,931	—	$738,409	$1,831,193		$738,409	$738,409
Matthew K. Gilligan
STIP Award	—	—	—	$71,400		—	—
Long-Term Equity Awards (3)	—	$331,784	$331,784	$331,784		$292,493	$292,493
Executive Pension Plan (4)	—	$26,987	$26,987	$26,987		$26,987	$26,987
SERP (5)	—	—	—	—		—	—
Executive 401(k) Plan (7)	—	$125,950	$125,950	$125,950		$125,950	$125,950
Welfare Benefit Lump Sum (8)	—	—	—	$29,603		—	—
Severance (10)	—	—	—	$856,800		—	—
Outplacement (9)	—	—	—	$7,000		—	—
TOTAL	—	$484,720	$484,720	$1,449,523		$445,429	$445,429
Karla J. Schacht
STIP Award	—	—	—	$78,450		—	—
Long-Term Equity Awards (3)	—	—	$306,165	$306,165		$306,165	$306,165
Executive Pension Plan (4)	$46,603	—	$46,603	$46,603		$46,603	$46,603
SERP (5)	—	—	—	—		—	—
Executive 401(k) Plan (7)	$122,879	—	$122,879	$122,879		$122,879	$122,879
Welfare Benefit Lump Sum (8)	—	—	—	$27,012		—	—
Severance (10)	—	—	—	$941,400		—	—
Outplacement (9)	—	—	—	$7,000		—	—
TOTAL	$169,482	—	$475,647	$1,529,509		$475,647	$475,647
J. Marc Warrington
STIP Award	—	—	—	$89,964		—	—
Long-Term Equity Awards (3)	—	—	$318,576	$318,576		$318,576	$318,576
Executive Pension Plan (4)	$161,277	—	$161,277	$161,277		$161,277	$161,277
SERP (5)	—	—	—	—		—	—
Executive 401(k) Plan (7)	$241,468	—	$241,468	$241,468		$241,468	$241,468
Welfare Benefit Lump Sum (8)	—	—	—	$30,296		—	—
Severance (10)	—	—	—	$1,014,137		—	—
Outplacement (9)	—	—	—	$7,000		—	—
TOTAL	$402,745	—	$721,321	$1,862,719		$721,321	$721,321

(1)  As of December 31, 2013, Mr. Roberts and, Mr. Gilligan met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, a voluntary termination by either executive would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" would not apply. Because none of the other NEOs was retirement eligible as of December 31, 2013, the column entitled "Payout if Terminated Voluntarily (Retirement)" does not apply to them.

(2)  The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

Union Security Insurance Company

(3)  These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2013 based on the closing stock price of $66.37. These amounts also reflect pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

(4)  Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

(5)  SERP payments are all shown as the present value of the retirement benefit.

(6)  Upon a change of control (under the Assurant SERP), participants are granted three additional years of benefit service (capped at 20 years) and are considered three years older. The amounts in this column represent the present value of the Assurant SERP benefit under these conditions.

(7)  This amount includes the Company's contribution to the Executive 401(k) Plan made in 2013.

(8)  This represents a one-time lump sum payment by the Parent that equals the value of Parent paid premiums for the medical, dental, life insurance and disability plans as of December 31, 2013 for 18 months based on the individual's benefit election (in accordance with IRC Section 409A).

(9)  This represents the Parent's best estimate of the costs of outplacement services for an NEO.

(10)  Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.

Narrative to the Potential Payments Upon Termination or Change of Control Table

The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.

Treatment of Annual Incentive Awards

Under the ESTIP (which applied to Mr. Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Assurant Compensation Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent's net income as defined under the ESTIP), based on the amount of the Parent's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.

Accelerated and Pro-rated Vesting of Equity Awards

Upon a termination due to death or disability, SARs, restricted stock, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Pro-rata vesting upon retirement is discretionary for restricted stock and SAR awards. RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. Unvested SARs and restricted stock are forfeited in the event of a voluntary or involuntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.

The SERP

Mr. Roberts is 90% vested in his SERP benefit and has not attained normal retirement age as of December 31, 2013; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

If there is a change of control with respect to the Parent Company or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a

Union Security Insurance Company

change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.

Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Mr. Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.

The Executive 401(k) Plan

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

Change of Control Agreements

Assurant, Inc. is a party to a COC Agreement with each NEO. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to two (in the case of Messrs. Gilligan, Warrington and Yakre and Ms. Schacht) or three (in the case of Mr. Roberts) times the sum of the executive's annual base salary plus target short term incentive program or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.

Termination in Anticipation of a Change of Control. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.

Funding of Severance Payment Obligations. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.

Definition of "Change of Control". For purposes of the agreements, change of control is defined to mean:

•  a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;

•  an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);

•  consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;

•  stockholder approval of a complete liquidation or dissolution of Assurant; or

•  for the NEOs who are officers of an operating division of Assurant only (Messrs. Roberts, Gilligan, Warrington and Yakre and Ms. Schacht), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.

A sale or other disposition of the Company (followed by termination of employment within two years) would trigger the COC agreements of Messrs. Roberts, Gilligan, Warrington and Yakre and Ms. Schacht.

Union Security Insurance Company

Non-Competition and Non-Solicitation. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.

COMPENSATION OF DIRECTORS

The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2013.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable. No member of the Assurant Compensation Committee is now, or was during 2013 or any time prior thereto, an officer or employee of Assurant, Inc. or any of its subsidiaries.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS

Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2013, by the Company's Chief Executive Officer, Chief Financial Officer, and each of the Company's other three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2013, Assurant, Inc. had 71,828,211 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially (1)	Percentage of Class
John S. Roberts	55,051	*
Miles B. Yakre	1,528	*
Matthew K. Gilligan	3,285	*
Karla Schacht	643	*
J. Marc Warrington	0	*
Michael J. Peninger	182,253	*
Christopher J. Pagano	42,084	*
S. Craig Lemasters	73,047	*
Sylvia R. Wagner	98,342	*
All directors and executive officers as a group (15 persons)	482,423	*

*  Less than one percent of class.

(1)  (a)  Includes: for Mr. Pagano, 3715 shares of Common Stock, and for all directors and executive officers as a group, 4,212 shares of Common Stock held through the Assurant 401(k) Plan, as of December 31, 2013.

  (b)  Includes restricted stock units ("RSUs") that that will vest and/or become payable on or within 60 days of December 31, 2013 in exchange for the following amounts of Common Stock as of December 31, 2013: for Mr. Roberts, 24,614 shares, 12,375 of which would be issuable upon retirement; for Mr. Gilligan, 3,285 shares, 1,637 of which would be issuable upon retirement; for Mr. Peninger, 32,657 shares, 16,441 of which would be issuable upon retirement; for Ms. Wagner, 34,281

Union Security Insurance Company

shares, 13,209 of which would be issuable upon retirement. RSUs that will vest on or within 60 days of December 31, 2013 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 101,960 shares, 47,230 of which would be issuable upon retirement.

  (c)  Includes vested and unexercised stock appreciation rights ("SARs") that could have been exercised on or within 60 days of December 31, 2013 in exchange for the following amounts of Common Stock as of December 31, 2013: for Ms. Wagner, 6,151 shares. Vested and unexercised SARs that could have been exercised on or within 60 days of December 31, 2013 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 6,151 shares.

(N) TRANSACTIONS WITH RELATED PERSONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The net fees paid for these services to the Parent and affiliates for the year ended December 31, 2013 were approximately $68,848,000.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

Review, Approval or Ratification of Transactions with Related Persons

The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Policy:

•  Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

•  If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

Procedures:

•  Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.

•  If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.

•  The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.

•  No director will participate in any discussion or approval of a transaction in which he or she is a related person.

Director Independence

We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

Union Security Insurance Company

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Union Security Insurance Company

Appendix I — Sample Market Value Adjustment Calculations

We will determine the Market Value Adjustment by multiplying the General Account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

[(1 + I)/(1 + J + .005)]N/12 — 1

where,

•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .07 + .005)]60/12 — 1]
	=	$234.73

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .005)]60/12 — 1]
	=	–$666.42

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .005)]60/12 — 1]
	=	–$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

Union Security Insurance Company

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .08 + .005)]60/12 — 1]
	=	–$228.30

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,771.70

*  Assumed for illustrative purposes only.

Union Security Insurance Company

Appendix II — Investments by Union Security

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

•  federal, state and municipal obligations,

•  preferred and common stocks,

•  corporate bonds,

•  real estate mortgages and mortgage backed securities,

•  real estate, and

•  certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

To obtain a Statement of Additional Information, please complete the form below and mail to:

Union Security Insurance Company
c/o Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a Statement of Additional Information for the TD Waterhouse variable annuity to me at the following address:

Name

Address

City/State  Zip Code

Part B

Statement of Additional Information
Union Security Insurance Company

Variable Account D

TD Waterhouse Variable Annuity

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293

Date of Prospectus: May 1, 2014
Date of Statement of Additional Information: May 1, 2014

Table of Contents

General Information	2
Safekeeping of Assets	2
Experts	2
Independent Registered Public Accounting Firm	2
Non-Participating	2
Misstatement of Age or Sex	2
Principal Underwriter	2
Performance Related Information	2
Total Return for all Sub-Accounts	2
Yield for Sub-Accounts	3
Money Market Sub-Accounts	3
Additional Materials	3
Performance Comparisons	3
Financial Statements	F-1

Union Security Insurance Company

General Information

Safekeeping of Assets

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Hartford Securities Distribution, Inc. ("HSD") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Experts

The statements of assets and liabilities of Variable Account D of Union Security Insurance Company as of December 31, 2013, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2014, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Registered Public Accounting Firm

The consolidated financial statements of Union Security Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 1100 Walnut, Kansas City, MO 64106.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Principal Underwriter

HSD serves as principal underwriter for the contracts and offers the contracts on a continuous basis. Its principal business office is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is a wholly owned subsidiary of Hartford Financial Services, LLC., which is an indirect subsidiary of Hartford Life, Inc. (the "Parent"). Hartford Life, Inc. is ultimately owned by The Hartford Financial Services Group, Inc. ("The Hartford"). HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

On November 19, 2012, Union Security began paying HSD underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. The aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter for 2013: $20,902.

Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Woodbury in its role as principal underwriter has been: 2013: $231,061; 2012: $258,635 and 2011: $232,455.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period

2

Union Security Insurance Company

to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "Erv" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

Report of Independent Registered Public Accounting Firm

The Contract Owners of
Variable Account D of Union Security Insurance Company and the
Board of Directors of Hartford Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Variable Account D of Union Security Insurance Company (the "Account") as of December 31, 2013, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Variable Account D of Union Security Insurance Company as of December 31, 2013, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 28, 2014

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2013

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Assets:
Investments:
Number of shares	93,176	28,023	27,292	72,870	31,938
Cost	$610,233	$265,683	$607,292	$1,858,798	$514,720
Market value	$752,865	$512,269	$525,927	$2,800,488	$1,128,061
Due from Sponsor Company	—	—	—	24,943	4,320
Receivable from fund shares sold	9	6	6	—	—
Other assets	—	—	—	—	—
Total assets	752,874	512,275	525,933	2,825,431	1,132,381
Liabilities:
Due to Sponsor Company	9	6	6	—	—
Payable for fund shares purchased	—	—	—	24,943	4,320
Other liabilities	—	—	—	3	—
Total liabilities	9	6	6	24,946	4,320
Net assets:
For contract liabilities	$752,865	$512,269	$525,927	$2,800,485	$1,128,061
Deferred contracts in the accumulation period:
Units owned by participants #	24,914	16,517	53,173	165,145	58,852
Minimum unit fair value # *	$28.549492	$31.014449	$9.150742	$15.868474	$18.864428
Maximum unit fair value # *	$28.549492	$31.014449	$9.150742	$27.707566	$18.864428
Contract liability	$711,269	$512,269	$486,577	$2,688,180	$1,110,217
Contracts in payout (annuitization) period:
Units owned by participants #	1,457	—	4,300	7,036	946
Minimum unit fair value # *	$28.549492	$—	$9.150742	$15.868474	$18.864428
Maximum unit fair value # *	$28.549492	$—	$9.150742	$27.707566	$18.864428
Contract liability	$41,596	$—	$39,350	$112,305	$17,844

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Money Market Fund Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Managed Tail Risk Fund II Sub-Account (2)
Assets:
Investments:
Number of shares	919,151	17,166	160,844	1,433,433
Cost	$919,151	$467,021	$3,205,362	$8,344,560
Market value	$919,151	$734,361	$5,177,559	$10,120,038
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	38	9	12,025	304
Other assets	—	—	—	—
Total assets	919,189	734,370	5,189,584	10,120,342
Liabilities:
Due to Sponsor Company	38	9	12,025	304
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	1	—
Total liabilities	38	9	12,026	304
Net assets:
For contract liabilities	$919,151	$734,361	$5,177,558	$10,120,038
Deferred contracts in the accumulation period:
Units owned by participants #	85,598	20,071	258,558	1,416,305
Minimum unit fair value # *	$9.893584	$34.090439	$19.234253	$6.990605
Maximum unit fair value # *	$9.975467	$34.090439	$19.234253	$13.494419
Contract liability	$848,590	$684,229	$4,973,178	$10,100,904
Contracts in payout (annuitization) period:
Units owned by participants #	7,111	1,471	10,626	2,027
Minimum unit fair value # *	$9.922769	$34.090439	$19.234253	$6.990605
Maximum unit fair value # *	$9.922769	$34.090439	$19.234253	$13.494419
Contract liability	$70,561	$50,132	$204,380	$19,134

(1)  Funded as of August 9, 2013.

(2)  Formerly Federated Capital Appreciation Fund II. Change effective February 15, 2013.

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Assets:
Investments:
Number of shares	189,425	430,748	1,485,283	103,599	870,537
Cost	$2,136,157	$3,063,998	$1,485,283	$1,136,348	$7,585,160
Market value	$2,074,199	$3,079,850	$1,485,283	$1,184,135	$9,837,071
Due from Sponsor Company	—	—	—	630	—
Receivable from fund shares sold	140	263	52	—	810
Other assets	1	1	—	—	—
Total assets	2,074,340	3,080,114	1,485,335	1,184,765	9,837,881
Liabilities:
Due to Sponsor Company	140	263	52	—	810
Payable for fund shares purchased	—	—	—	630	—
Other liabilities	—	—	—	1	1
Total liabilities	140	263	52	631	811
Net assets:
For contract liabilities	$2,074,200	$3,079,851	$1,485,283	$1,184,134	$9,837,070
Deferred contracts in the accumulation period:
Units owned by participants #	119,990	140,431	131,306	67,394	692,774
Minimum unit fair value # *	$15.403945	$20.583295	$7.856931	$17.347889	$13.894598
Maximum unit fair value # *	$20.358194	$30.242317	$11.456701	$17.823992	$24.582501
Contract liability	$2,073,660	$3,079,851	$1,485,283	$1,184,134	$9,819,162
Contracts in payout (annuitization) period:
Units owned by participants #	27	—	—	—	1,133
Minimum unit fair value # *	$20.358194	$—	$—	$—	$13.894598
Maximum unit fair value # *	$20.358194	$—	$—	$—	$24.582501
Contract liability	$540	$—	$—	$—	$17,908

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Assets:
Investments:
Number of shares	379,410	65,116	3,164,568	2,881,179
Cost	$5,073,980	$475,878	$70,520,886	$33,626,102
Market value	$7,292,258	$406,325	$79,462,306	$32,701,391
Due from Sponsor Company	—	—	20,135	75,499
Receivable from fund shares sold	933	5	—	—
Other assets	—	—	—	—
Total assets	7,293,191	406,330	79,482,441	32,776,890
Liabilities:
Due to Sponsor Company	933	5	—	—
Payable for fund shares purchased	—	—	20,135	75,499
Other liabilities	1	—	7	3
Total liabilities	934	5	20,142	75,502
Net assets:
For contract liabilities	$7,292,257	$406,325	$79,462,299	$32,701,388
Deferred contracts in the accumulation period:
Units owned by participants #	456,295	18,983	13,523,013	8,398,732
Minimum unit fair value # *	$15.901269	$21.177656	$5.539198	$3.431636
Maximum unit fair value # *	$16.028935	$21.177656	$18.454307	$17.447901
Contract liability	$7,285,019	$402,015	$78,379,409	$32,514,542
Contracts in payout (annuitization) period:
Units owned by participants #	455	204	195,496	54,448
Minimum unit fair value # *	$15.901269	$21.177656	$5.539198	$3.431636
Maximum unit fair value # *	$15.901269	$21.177656	$5.539198	$3.431636
Contract liability	$7,238	$4,310	$1,082,890	$186,846

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Assets:
Investments:
Number of shares	316,067	512,196	2,130,363	2,179,809	68,302
Cost	$12,806,671	$11,630,985	$30,434,695	$23,941,021	$864,370
Market value	$18,853,405	$13,854,902	$47,571,014	$40,021,290	$1,195,969
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	7,344	1,541	36,723	35,735	65
Other assets	—	—	1	—	—
Total assets	18,860,749	13,856,443	47,607,738	40,057,025	1,196,034
Liabilities:
Due to Sponsor Company	7,344	1,541	36,723	35,735	65
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	1	2	—	1	2
Total liabilities	7,345	1,543	36,723	35,736	67
Net assets:
For contract liabilities	$18,853,404	$13,854,900	$47,571,015	$40,021,289	$1,195,967
Deferred contracts in the accumulation period:
Units owned by participants #	6,094,879	5,939,077	1,472,269	1,207,449	626,821
Minimum unit fair value # *	$2.943918	$2.104840	$13.590725	$10.310836	$1.815955
Maximum unit fair value # *	$3.143410	$5.614361	$35.212341	$37.112566	$1.947680
Contract liability	$18,811,185	$13,802,468	$47,049,515	$39,649,692	$1,192,485
Contracts in payout (annuitization) period:
Units owned by participants #	13,579	22,708	15,422	10,013	1,808
Minimum unit fair value # *	$3.109247	$2.308953	$28.117591	$37.112566	$1.926062
Maximum unit fair value # *	$3.109247	$2.308953	$35.212341	$37.112566	$1.926062
Contract liability	$42,219	$52,432	$521,500	$371,597	$3,482

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Assets:
Investments:
Number of shares	5,105,455	1,517,692	1,168,518	2,304,145
Cost	$107,591,683	$13,986,424	$35,405,593	$29,816,557
Market value	$207,179,384	$13,507,460	$45,034,695	$34,631,303
Due from Sponsor Company	—	26,416	49,240	50,351
Receivable from fund shares sold	94,544	—	—	—
Other assets	—	—	1	—
Total assets	207,273,928	13,533,876	45,083,936	34,681,654
Liabilities:
Due to Sponsor Company	94,544	—	—	—
Payable for fund shares purchased	—	26,416	49,240	50,351
Other liabilities	5	1	—	9
Total liabilities	94,549	26,417	49,240	50,360
Net assets:
For contract liabilities	$207,179,379	$13,507,459	$45,034,696	$34,631,294
Deferred contracts in the accumulation period:
Units owned by participants #	18,587,734	584,934	1,660,152	12,339,764
Minimum unit fair value # *	$2.377591	$17.815479	$7.010039	$2.656709
Maximum unit fair value # *	$50.497431	$23.947243	$28.896598	$2.836757
Contract liability	$205,428,436	$13,463,790	$44,692,407	$34,430,517
Contracts in payout (annuitization) period:
Units owned by participants #	147,480	1,824	11,928	71,554
Minimum unit fair value # *	$10.528570	$23.947243	$28.688312	$2.805943
Maximum unit fair value # *	$50.497431	$23.947243	$28.896598	$2.805943
Contract liability	$1,750,943	$43,669	$342,289	$200,777

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (3)	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Assets:
Investments:
Number of shares	1,297,757	1,556,208	1,413,993	1,761,893	80,014
Cost	$13,193,832	$13,776,523	$14,139,932	$29,685,812	$2,947,399
Market value	$14,651,676	$24,136,784	$14,139,934	$57,437,709	$4,646,418
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	16,927	15,406	145,127	114,290	10,454
Other assets	—	—	—	—	—
Total assets	14,668,603	24,152,190	14,285,061	57,551,999	4,656,872
Liabilities:
Due to Sponsor Company	16,927	15,406	145,127	114,290	10,454
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	2	1
Total liabilities	16,927	15,406	145,127	114,292	10,455
Net assets:
For contract liabilities	$14,651,676	$24,136,784	$14,139,934	$57,437,707	$4,646,417
Deferred contracts in the accumulation period:
Units owned by participants #	612,423	1,329,874	6,001,753	1,172,673	2,218,074
Minimum unit fair value # *	$23.850349	$17.858974	$1.131064	$24.232089	$2.016168
Maximum unit fair value # *	$24.227268	$18.240218	$13.315584	$52.528445	$15.107231
Contract liability	$14,648,375	$24,116,034	$13,894,269	$57,190,644	$4,639,463
Contracts in payout (annuitization) period:
Units owned by participants #	138	1,142	28,542	4,703	3,266
Minimum unit fair value # *	$23.850349	$18.176112	$1.728484	$52.528445	$2.129419
Maximum unit fair value # *	$23.850349	$18.176112	$13.315584	$52.528445	$2.129419
Contract liability	$3,301	$20,750	$245,665	$247,063	$6,954

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Assets:
Investments:
Number of shares	2,231,871	1,815,352	35,815	17,669
Cost	$23,577,554	$18,757,710	$630,214	$358,046
Market value	$23,032,906	$27,938,268	$684,057	$372,101
Due from Sponsor Company	47,164	—	—	7
Receivable from fund shares sold	—	28,393	8	5
Other assets	—	4	—	—
Total assets	23,080,070	27,966,665	684,065	372,113
Liabilities:
Due to Sponsor Company	—	28,393	8	—
Payable for fund shares purchased	47,164	—	—	—
Other liabilities	—	—	—	22
Total liabilities	47,164	28,393	8	22
Net assets:
For contract liabilities	$23,032,906	$27,938,272	$684,057	$372,091
Deferred contracts in the accumulation period:
Units owned by participants #	1,010,381	14,615,300	38,995	24,583
Minimum unit fair value # *	$13.384764	$1.796102	$17.542326	$13.495317
Maximum unit fair value # *	$25.730202	$1.962695	$17.542326	$13.495317
Contract liability	$22,617,714	$27,840,521	$684,057	$331,760
Contracts in payout (annuitization) period:
Units owned by participants #	16,136	50,956	—	2,989
Minimum unit fair value # *	$25.730202	$1.918328	$—	$13.495317
Maximum unit fair value # *	$25.730202	$1.918328	$—	$13.495317
Contract liability	$415,192	$97,751	$—	$40,331

(3)  Formerly Hartford Money Market HLS Fund. Change effective October 18, 2013.

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Yield Portfolio Sub-Account (4)(5)	MFS® Strategic Income Portfolio Sub-Account (5)(6)
Assets:
Investments:
Number of shares	32,775	38,232	65,875	182,474	14,759
Cost	$611,484	$496,708	$1,056,013	$1,128,519	$148,450
Market value	$960,962	$742,464	$2,573,723	$1,145,940	$147,734
Due from Sponsor Company	—	—	—	2,760	—
Receivable from fund shares sold	12	9	2,046	—	2
Other assets	—	—	—	—	—
Total assets	960,974	742,473	2,575,769	1,148,700	147,736
Liabilities:
Due to Sponsor Company	12	9	2,046	—	2
Payable for fund shares purchased	—	—	—	2,760	—
Other liabilities	—	1	1	—	—
Total liabilities	12	10	2,047	2,760	2
Net assets:
For contract liabilities	$960,962	$742,463	$2,573,722	$1,145,940	$147,734
Deferred contracts in the accumulation period:
Units owned by participants #	24,496	35,300	119,250	103,263	14,261
Minimum unit fair value # *	$39.228563	$19.793343	$18.909534	$10.497039	$10.315465
Maximum unit fair value # *	$39.228563	$19.793343	$35.981231	$10.548229	$10.315465
Contract liability	$960,962	$698,699	$2,519,325	$1,085,264	$147,110
Contracts in payout (annuitization) period:
Units owned by participants #	—	2,211	2,018	5,780	61
Minimum unit fair value # *	$—	$19.793343	$18.909534	$10.497039	$10.315465
Maximum unit fair value # *	$—	$19.793343	$35.981231	$10.497039	$10.315465
Contract liability	$—	$43,764	$54,397	$60,676	$624

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Assets:
Investments:
Number of shares	46,802	47,353	19,999	96,306
Cost	$530,293	$671,405	$406,492	$763,743
Market value	$504,524	$712,194	$524,967	$872,533
Due from Sponsor Company	—	—	—	1,091
Receivable from fund shares sold	6	9	6	—
Other assets	—	—	2	—
Total assets	504,530	712,203	524,975	873,624
Liabilities:
Due to Sponsor Company	6	9	6	—
Payable for fund shares purchased	—	—	—	1,091
Other liabilities	—	—	—	—
Total liabilities	6	9	6	1,091
Net assets:
For contract liabilities	$504,524	$712,194	$524,969	$872,533
Deferred contracts in the accumulation period:
Units owned by participants #	31,810	27,139	30,449	42,516
Minimum unit fair value # *	$15.786914	$26.160692	$17.240715	$19.431985
Maximum unit fair value # *	$15.786914	$26.160692	$17.240715	$19.431985
Contract liability	$502,183	$709,970	$524,969	$826,163
Contracts in payout (annuitization) period:
Units owned by participants #	148	85	—	2,386
Minimum unit fair value # *	$15.786914	$26.160692	$—	$19.431985
Maximum unit fair value # *	$15.786914	$26.160692	$—	$19.431985
Contract liability	$2,341	$2,224	$—	$46,370

(4)  Effective August 16, 2013 MFS® High Income Series merged with MFS® High Yield Portfolio.

(5)  Funded as of August 16, 2013.

(6)  Effective August 16, 2013 MFS® Strategic Income Series merged with MFS® Strategic Income Portfolio.

Variable Account D

Union Security Insurance Company
Statements of Assets and Liabilities — (concluded)
December 31, 2013

	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account (7)	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account (8)	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Assets:
Investments:
Number of shares	39,684	11,762	70,960	105,667	312,255
Cost	$846,311	$129,014	$1,722,543	$1,285,913	$3,189,444
Market value	$1,300,857	$124,682	$2,227,432	$1,674,814	$3,150,649
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	16	2	27	64	36,256
Other assets	—	—	—	—	—
Total assets	1,300,873	124,684	2,227,459	1,674,878	3,186,905
Liabilities:
Due to Sponsor Company	16	2	27	64	36,256
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	2	—
Total liabilities	16	2	27	66	36,256
Net assets:
For contract liabilities	$1,300,857	$124,682	$2,227,432	$1,674,812	$3,150,649
Deferred contracts in the accumulation period:
Units owned by participants #	39,165	5,685	58,379	104,156	125,216
Minimum unit fair value # *	$33.179649	$21.079832	$38.154616	$15.919840	$23.277091
Maximum unit fair value # *	$33.179649	$21.079832	$38.154616	$15.919840	$23.277091
Contract liability	$1,299,494	$119,838	$2,227,432	$1,658,137	$2,914,656
Contracts in payout (annuitization) period:
Units owned by participants #	41	230	—	1,047	10,138
Minimum unit fair value # *	$33.179649	$21.079832	$—	$15.919840	$23.277091
Maximum unit fair value # *	$33.179649	$21.079832	$—	$15.919840	$23.277091
Contract liability	$1,363	$4,844	$—	$16,675	$235,993

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(7)  Formerly Pioneer Growth Opportunities VCT Portfolio. Change effective May 1, 2013.

(8)  Formerly Van Eck VIP Global Bond Fund. Change effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account
Assets:
Investments:
Number of shares	600,801	20,552	197,128	23,180	3,858
Cost	$9,333,955	$99,285	$1,365,972	$451,283	$64,616
Market value	$11,337,119	$113,036	$2,211,777	$815,944	$100,876
Due from Sponsor Company	25,001	—	—	—	—
Receivable from fund shares sold	—	4	12,092	10	4
Other assets	—	—	—	—	—
Total assets	11,362,120	113,040	2,223,869	815,954	100,880
Liabilities:
Due to Sponsor Company	—	4	12,092	10	4
Payable for fund shares purchased	25,001	—	—	—	—
Other liabilities	1	—	1	3	—
Total liabilities	25,002	4	12,093	13	4
Net assets:
For contract liabilities	$11,337,118	$113,036	$2,211,776	$815,941	$100,876
Deferred contracts in the accumulation period:
Units owned by participants #	422,175	8,187	76,688	15,429	6,631
Minimum unit fair value # *	$25.219680	$13.807063	$28.319807	$49.448832	$15.212699
Maximum unit fair value # *	$25.219680	$13.807063	$28.319807	$49.448832	$15.212699
Contract liability	$10,647,112	$113,036	$2,171,799	$762,927	$100,876
Contracts in payout (annuitization) period:
Units owned by participants #	27,360	—	1,412	1,072	—
Minimum unit fair value # *	$25.219680	$—	$28.319807	$49.448832	$—
Maximum unit fair value # *	$25.219680	$—	$28.319807	$49.448832	$—
Contract liability	$690,006	$—	$39,977	$53,014	$—

Variable Account D

Union Security Insurance Company
Statements of Operations
For the Year Ended December 31, 2013

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Investment income:
Dividends	$11,332	$—	$4,899	$36,512	$13,252
Expenses:
Administrative charges	—	—	—	—	(1,628)
Mortality and expense risk and other charges	(3,206)	(2,094)	(2,343)	(35,507)	(13,566)
Total expenses	(3,206)	(2,094)	(2,343)	(35,507)	(15,194)
Net investment income (loss)	8,126	(2,094)	2,556	1,005	(1,942)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	8,251	43,544	$(32,403)	91,336	81,934
Net realized gain on distributions	13,710	17,661	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	80,725	64,763	94,827	545,546	94,942
Net gain (loss) on investments	102,686	125,968	62,424	636,882	176,876
Net increase (decrease) in net assets resulting from operations	$110,812	$123,874	$64,980	$637,887	$174,934

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Money Market Fund Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Managed Tail Risk Fund II Sub-Account (2)
Investment income:
Dividends	$48	$391	$6,278	$109,519
Expenses:
Administrative charges	—	—	—	(10,392)
Mortality and expense risk and other charges	(3,386)	(2,331)	(65,273)	(125,946)
Total expenses	(3,386)	(2,331)	(65,273)	(136,338)
Net investment income (loss)	(3,338)	(1,940)	(58,995)	(26,819)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	18,937	224,988	287,162
Net realized gain on distributions	—	—	386,558	223,988
Net unrealized appreciation (depreciation) of investments during the year	—	146,146	957,165	997,204
Net gain (loss) on investments	—	165,083	1,568,711	1,508,354
Net increase (decrease) in net assets resulting from operations	$(3,338)	$163,143	$1,509,716	$1,481,535

(1)  Funded as of August 9, 2013.

(2)  Formerly Federated Capital Appreciation Fund II. Change effective February 15, 2013.

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Investment income:
Dividends	$74,421	$234,964	$—	$63,376	$283,528
Expenses:
Administrative charges	(1,268)	(2,748)	(1,571)	(1,385)	(9,443)
Mortality and expense risk and other charges	(20,180)	(35,993)	(18,611)	(16,788)	(114,933)
Total expenses	(21,448)	(38,741)	(20,182)	(18,173)	(124,376)
Net investment income (loss)	52,973	196,223	(20,182)	45,203	159,152
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5,531)	(13,200)	—	16,159	252,886
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(116,345)	(1,635)	—	(65,912)	1,353,778
Net gain (loss) on investments	(121,876)	(14,835)	—	(49,753)	1,606,664
Net increase (decrease) in net assets resulting from operations	$(68,903)	$181,388	$(20,182)	$(4,550)	$1,765,816

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Investment income:
Dividends	$—	$3,992	$1,161,880	$1,396,684
Expenses:
Administrative charges	—	—	(77,192)	(36,385)
Mortality and expense risk and other charges	(86,076)	(1,846)	(983,683)	(471,813)
Total expenses	(86,076)	(1,846)	(1,060,875)	(508,198)
Net investment income (loss)	(86,076)	2,146	101,005	888,486
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	204,371	(5,163)	426,248	(17,045)
Net realized gain on distributions	577,737	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	1,452,856	932	13,170,916	(1,921,072)
Net gain (loss) on investments	2,234,964	(4,231)	13,597,164	(1,938,117)
Net increase (decrease) in net assets resulting from operations	$2,148,888	$(2,085)	$13,698,169	$(1,049,631)

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Investment income:
Dividends	$158,725	$255,110	$321,059	$362,433	$688
Expenses:
Administrative charges	—	(159)	(44,169)	(37,128)	—
Mortality and expense risk and other charges	(243,816)	(176,994)	(555,231)	(479,357)	(15,217)
Total expenses	(243,816)	(177,153)	(599,400)	(516,485)	(15,217)
Net investment income (loss)	(85,091)	77,957	(278,341)	(154,052)	(14,529)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	638,709	312,984	1,608,115	1,778,161	48,598
Net realized gain on distributions	47,402	341,313	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	4,779,216	2,487,172	11,567,453	9,157,709	269,597
Net gain (loss) on investments	5,465,327	3,141,469	13,175,568	10,935,870	318,195
Net increase (decrease) in net assets resulting from operations	$5,380,236	$3,219,426	$12,897,227	$10,781,818	$303,666
The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Investment income:
Dividends	$16,917	$1,105,371	$719,781	$701,635
Expenses:
Administrative charges	(193,409)	(14,428)	(40,771)	(24)
Mortality and expense risk and other charges	(2,432,227)	(186,963)	(525,421)	(464,975)
Total expenses	(2,625,636)	(201,391)	(566,192)	(464,999)
Net investment income (loss)	(2,608,719)	903,980	153,589	236,636
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,861,390	(42,925)	810,097	262,194
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	47,427,500	(169,655)	10,131,571	5,554,033
Net gain (loss) on investments	58,288,890	(212,580)	10,941,668	5,816,227
Net increase (decrease) in net assets resulting from operations	$55,680,171	$691,400	$11,095,257	$6,052,863

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (3)	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Investment income:
Dividends	$182,983	$277,842	$—	$198,634	$83,537
Expenses:
Administrative charges	(13,851)	—	(14,061)	(51,903)	—
Mortality and expense risk and other charges	(184,226)	(318,898)	(188,991)	(662,855)	(66,210)
Total expenses	(198,077)	(318,898)	(203,052)	(714,758)	(66,210)
Net investment income (loss)	(15,094)	(41,056)	(203,052)	(516,124)	17,327
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,401	1,336,788	(72)	3,392,969	299,578
Net realized gain on distributions	895,813	—	—	6,064,370	—
Net unrealized appreciation (depreciation) of investments during the year	3,278,975	5,067,267	2	9,345,250	840,326
Net gain (loss) on investments	4,181,189	6,404,055	(70)	18,802,589	1,139,904
Net increase (decrease) in net assets resulting from operations	$4,166,095	$6,362,999	$(203,122)	$18,286,465	$1,157,231

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Investment income:
Dividends	$586,039	$446,607	$7,834	$3,315
Expenses:
Administrative charges	(25,570)	(7)	—	—
Mortality and expense risk and other charges	(328,305)	(375,276)	(3,052)	(1,594)
Total expenses	(353,875)	(375,283)	(3,052)	(1,594)
Net investment income (loss)	232,164	71,324	4,782	1,721
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,940)	1,137,878	17,017	(2,256)
Net realized gain on distributions	—	—	15,149	—
Net unrealized appreciation (depreciation) of investments during the year	(1,009,825)	5,768,015	(75,797)	45,938
Net gain (loss) on investments	(1,027,765)	6,905,893	(43,631)	43,682
Net increase (decrease) in net assets resulting from operations	$(795,601)	$6,977,217	$(38,849)	$45,403

(3)  Formerly Hartford Money Market HLS Fund. Change effective October 18, 2013.

Variable Account D

Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Yield Portfolio Sub-Account (4)(5)	MFS® Strategic Income Portfolio Sub-Account (5)(6)
Investment income:
Dividends	$5,785	$—	$5,362	$183,196	$18,198
Expenses:
Administrative charges	—	—	(2,638)	(849)	—
Mortality and expense risk and other charges	(3,730)	(3,202)	(24,316)	(12,909)	(863)
Total expenses	(3,730)	(3,202)	(26,954)	(13,758)	(863)
Net investment income (loss)	2,055	(3,202)	(21,592)	169,438	17,335
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	26,905	50,987	105,862	(99,688)	(10,117)
Net realized gain on distributions	—	57,262	16,984	—	—
Net unrealized appreciation (depreciation) of investments during the year	240,066	52,585	590,621	(7,736)	(5,816)
Net gain (loss) on investments	266,971	160,834	713,467	(107,424)	(15,933)
Net increase (decrease) in net assets resulting from operations	$269,026	$157,632	$691,875	$62,014	$1,402

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Investment income:
Dividends	$11,271	$8,901	$6,085	$46,012
Expenses:
Administrative charges	—	—	—	(1,290)
Mortality and expense risk and other charges	(3,236)	(3,434)	(2,170)	(10,751)
Total expenses	(3,236)	(3,434)	(2,170)	(12,041)
Net investment income (loss)	8,035	5,467	3,915	33,971
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(23,672)	289	6,440	8,569
Net realized gain on distributions	—	—	21,403	—
Net unrealized appreciation (depreciation) of investments during the year	17,789	193,629	103,749	104,138
Net gain (loss) on investments	(5,883)	193,918	131,592	112,707
Net increase (decrease) in net assets resulting from operations	$2,152	$199,385	$135,507	$146,678

(4)  Effective August 16, 2013 MFS® High Income Series merged with MFS® High Yield Portfolio.

(5)  Funded as of August 16, 2013.

(6)  Effective August 16, 2013 MFS® Strategic Income Series merged with MFS® Strategic Income Portfolio.

Variable Account D

Union Security Insurance Company
Statements of Operations — (concluded)
For the Year Ended December 31, 2013

	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account (7)	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account (8)	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Investment income:
Dividends	$—	$5,160	$9,168	$26,112	$44,413
Expenses:
Administrative charges	—	—	—	(2,388)	(5,360)
Mortality and expense risk and other charges	(4,960)	(810)	(8,553)	(19,904)	(44,667)
Total expenses	(4,960)	(810)	(8,553)	(22,292)	(50,027)
Net investment income (loss)	(4,960)	4,350	615	3,820	(5,614)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	17,790	(2,707)	26,221	32,806	14,462
Net realized gain on distributions	46,285	42	26,208	—	112,903
Net unrealized appreciation (depreciation) of investments during the year	317,089	(24,532)	156,621	222,033	(260,523)
Net gain (loss) on investments	381,164	(27,197)	209,050	254,839	(133,158)
Net increase (decrease) in net assets resulting from operations	$376,204	$(22,847)	$209,665	$258,659	$(138,772)

(7)  Formerly Pioneer Growth Opportunities VCT Portfolio. Change effective May 1, 2013.

(8)  Formerly Van Eck VIP Global Bond Fund. Change effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account
Investment income:
Dividends	$109,526	$1,908	$—	$52	$184
Expenses:
Administrative charges	(16,120)	—	(2,916)	—	—
Mortality and expense risk and other charges	(134,332)	(1,296)	(24,301)	(3,248)	(1,465)
Total expenses	(150,452)	(1,296)	(27,217)	(3,248)	(1,465)
Net investment income (loss)	(40,926)	612	(27,217)	(3,196)	(1,281)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	125,327	161	75,061	43,782	10,829
Net realized gain on distributions	—	4,437	101,809	20,033	—
Net unrealized appreciation (depreciation) of investments during the year	2,605,610	10,088	609,543	196,556	17,576
Net gain (loss) on investments	2,730,937	14,686	786,413	260,371	28,405
Net increase (decrease) in net assets resulting from operations	$2,690,011	$15,298	$759,196	$257,175	$27,124

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Operations:
Net investment income (loss)	$8,126	$(2,094)	$2,556	$1,005	$(1,942)
Net realized gain (loss) on security transactions	8,251	43,544	(32,403)	91,336	81,934
Net realized gain on distributions	13,710	17,661	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	80,725	64,763	94,827	545,546	94,942
Net increase (decrease) in net assets resulting from operations	110,812	123,874	64,980	637,887	174,934
Unit transactions:
Purchases	—	—	410	19,728	6,831
Net transfers	24,847	(35,919)	(20,976)	(208)	(72,148)
Surrenders for benefit payments and fees	(44,751)	(34,132)	(25,029)	(170,661)	(56,677)
Other transactions	—	—	—	(173)	(2)
Death benefits	—	—	—	(105,229)	(21,182)
Net annuity transactions	(2,882)	—	(2,671)	4,155	6,692
Net increase (decrease) in net assets resulting from unit transactions	(22,786)	(70,051)	(48,266)	(252,388)	(136,486)
Net increase (decrease) in net assets	88,026	53,823	16,714	385,499	38,448
Net assets:
Beginning of year	664,839	458,446	509,213	2,414,986	1,089,613
End of year	$752,865	$512,269	$525,927	$2,800,485	$1,128,061

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Money Market Fund Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Managed Tail Risk Fund II Sub-Account (2)
Operations:
Net investment income (loss)	$(3,338)	$(1,940)	$(58,995)	$(26,819)
Net realized gain (loss) on security transactions	—	18,937	224,988	287,162
Net realized gain on distributions	—	—	386,558	223,988
Net unrealized appreciation (depreciation) of investments during the year	—	146,146	957,165	997,204
Net increase (decrease) in net assets resulting from operations	(3,338)	163,143	1,509,716	1,481,535
Unit transactions:
Purchases	—	390	29,704	18,900
Net transfers	1,097,593	185,993	(39,296)	(165,053)
Surrenders for benefit payments and fees	(245,776)	(39,400)	(341,346)	(1,291,287)
Other transactions	—	—	(23)	(82)
Death benefits	—	—	(279,628)	(395,530)
Net annuity transactions	70,672	(3,782)	(30,928)	(1,659)
Net increase (decrease) in net assets resulting from unit transactions	922,489	143,201	(661,517)	(1,834,711)
Net increase (decrease) in net assets	919,151	306,344	848,199	(353,176)
Net assets:
Beginning of year	—	428,017	4,329,359	10,473,214
End of year	$919,151	$734,361	$5,177,558	$10,120,038

(1)  Funded as of August 9, 2013.

(2)  Formerly Federated Capital Appreciation Fund II. Change effective February 15, 2013.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Operations:
Net investment income (loss)	$52,973	$196,223	$(20,182)	$45,203	$159,152
Net realized gain (loss) on security transactions	(5,531)	(13,200)	—	16,159	252,886
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(116,345)	(1,635)	—	(65,912)	1,353,778
Net increase (decrease) in net assets resulting from operations	(68,903)	181,388	(20,182)	(4,550)	1,765,816
Unit transactions:
Purchases	78	431	5,300	—	1,597
Net transfers	(14,841)	(271,712)	181,396	(22,941)	127,335
Surrenders for benefit payments and fees	(164,179)	(361,295)	(339,822)	(334,119)	(1,118,312)
Other transactions	—	—	—	—	(1)
Death benefits	(33,688)	(53,021)	(10,119)	(19,536)	(260,724)
Net annuity transactions	(47)	—	—	—	(1,721)
Net increase (decrease) in net assets resulting from unit transactions	(212,677)	(685,597)	(163,245)	(376,596)	(1,251,826)
Net increase (decrease) in net assets	(281,580)	(504,209)	(183,427)	(381,146)	513,990
Net assets:
Beginning of year	2,355,780	3,584,060	1,668,710	1,565,280	9,323,080
End of year	$2,074,200	$3,079,851	$1,485,283	$1,184,134	$9,837,070

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(86,076)	$2,146	$101,005	$888,486
Net realized gain (loss) on security transactions	204,371	(5,163)	426,248	(17,045)
Net realized gain on distributions	577,737	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	1,452,856	932	13,170,916	(1,921,072)
Net increase (decrease) in net assets resulting from operations	2,148,888	(2,085)	13,698,169	(1,049,631)
Unit transactions:
Purchases	1,393	52	704,602	298,723
Net transfers	(75,529)	(4,813)	(37,553)	(1,850,706)
Surrenders for benefit payments and fees	(710,813)	(20,398)	(6,864,649)	(4,340,234)
Other transactions	(173)	—	866	24
Death benefits	(102,057)	—	(1,787,825)	(410,387)
Net annuity transactions	(674)	(399)	(88,624)	(9,819)
Net increase (decrease) in net assets resulting from unit transactions	(887,853)	(25,558)	(8,073,183)	(6,312,399)
Net increase (decrease) in net assets	1,261,035	(27,643)	5,624,986	(7,362,030)
Net assets:
Beginning of year	6,031,222	433,968	73,837,313	40,063,418
End of year	$7,292,257	$406,325	$79,462,299	$32,701,388

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(85,091)	$77,957	$(278,341)	$(154,052)	$(14,529)
Net realized gain (loss) on security transactions	638,709	312,984	1,608,115	1,778,161	48,598
Net realized gain on distributions	47,402	341,313	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	4,779,216	2,487,172	11,567,453	9,157,709	269,597
Net increase (decrease) in net assets resulting from operations	5,380,236	3,219,426	12,897,227	10,781,818	303,666
Unit transactions:
Purchases	142,868	79,893	324,545	380,984	2,853
Net transfers	(109,290)	882,621	(690,117)	(857,165)	6,961
Surrenders for benefit payments and fees	(1,728,734)	(1,106,849)	(4,509,734)	(3,668,863)	(145,211)
Other transactions	2,513	1,249	(255)	98	(76)
Death benefits	(218,963)	(44,278)	(538,489)	(677,619)	(14,098)
Net annuity transactions	(7,418)	(2,386)	(65,050)	(32,273)	(239)
Net increase (decrease) in net assets resulting from unit transactions	(1,919,024)	(189,750)	(5,479,100)	(4,854,838)	(149,810)
Net increase (decrease) in net assets	3,461,212	3,029,676	7,418,127	5,926,980	153,856
Net assets:
Beginning of year	15,392,192	10,825,224	40,152,888	34,094,309	1,042,111
End of year	$18,853,404	$13,854,900	$47,571,015	$40,021,289	$1,195,967

The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(2,608,719)	$903,980	$153,589	$236,636
Net realized gain (loss) on security transactions	10,861,390	(42,925)	810,097	262,194
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	47,427,500	(169,655)	10,131,571	5,554,033
Net increase (decrease) in net assets resulting from operations	55,680,171	691,400	11,095,257	6,052,863
Unit transactions:
Purchases	1,522,839	97,185	313,917	288,572
Net transfers	(3,753,798)	(419,911)	19,226	(376,858)
Surrenders for benefit payments and fees	(18,884,360)	(2,020,651)	(4,658,046)	(3,914,566)
Other transactions	841	1,685	(773)	(729)
Death benefits	(3,592,329)	(144,489)	(485,000)	(300,560)
Net annuity transactions	(199,318)	12,371	(8,967)	(4,187)
Net increase (decrease) in net assets resulting from unit transactions	(24,906,125)	(2,473,810)	(4,819,643)	(4,308,328)
Net increase (decrease) in net assets	30,774,046	(1,782,410)	6,275,614	1,744,535
Net assets:
Beginning of year	176,405,333	15,289,869	38,759,082	32,886,759
End of year	$207,179,379	$13,507,459	$45,034,696	$34,631,294

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (3)	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(15,094)	$(41,056)	$(203,052)	$(516,124)	$17,327
Net realized gain (loss) on security transactions	6,401	1,336,788	(72)	3,392,969	299,578
Net realized gain on distributions	895,813	—	—	6,064,370	—
Net unrealized appreciation (depreciation) of investments during the year	3,278,975	5,067,267	2	9,345,250	840,326
Net increase (decrease) in net assets resulting from operations	4,166,095	6,362,999	(203,122)	18,286,465	1,157,231
Unit transactions:
Purchases	125,859	175,089	100,236	338,177	49,182
Net transfers	(477,560)	(150,174)	477,482	(815,575)	(131,465)
Surrenders for benefit payments and fees	(1,758,859)	(2,722,996)	(3,809,934)	(5,129,919)	(518,493)
Other transactions	1,076	959	1,754	1,186	(103)
Death benefits	(162,596)	(233,383)	(139,148)	(322,905)	(74,933)
Net annuity transactions	(301)	(1,946)	(8,561)	(31,977)	(522)
Net increase (decrease) in net assets resulting from unit transactions	(2,272,381)	(2,932,451)	(3,378,171)	(5,961,013)	(676,334)
Net increase (decrease) in net assets	1,893,714	3,430,548	(3,581,293)	12,325,452	480,897
Net assets:
Beginning of year	12,757,962	20,706,236	17,721,227	45,112,255	4,165,520
End of year	$14,651,676	$24,136,784	$14,139,934	$57,437,707	$4,646,417

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Operations:
Net investment income (loss)	$232,164	$71,324	$4,782	$1,721
Net realized gain (loss) on security transactions	(17,940)	1,137,878	17,017	(2,256)
Net realized gain on distributions	—	—	15,149	—
Net unrealized appreciation (depreciation) of investments during the year	(1,009,825)	5,768,015	(75,797)	45,938
Net increase (decrease) in net assets resulting from operations	(795,601)	6,977,217	(38,849)	45,403
Unit transactions:
Purchases	403,435	255,428	113,390	78
Net transfers	(625,098)	(449,904)	(93,835)	(23,104)
Surrenders for benefit payments and fees	(2,846,355)	(3,239,129)	(10,714)	(29,542)
Other transactions	(184)	(296)	—	—
Death benefits	(823,810)	(225,711)	—	—
Net annuity transactions	(62,801)	2,963	—	(2,728)
Net increase (decrease) in net assets resulting from unit transactions	(3,954,813)	(3,656,649)	8,841	(55,296)
Net increase (decrease) in net assets	(4,750,414)	3,320,568	(30,008)	(9,893)
Net assets:
Beginning of year	27,783,320	24,617,704	714,065	381,984
End of year	$23,032,906	$27,938,272	$684,057	$372,091

(3)  Formerly Hartford Money Market HLS Fund. Change effective October 18, 2013.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Yield Portfolio Sub-Account (4)(5)	MFS® Strategic Income Portfolio Sub-Account (5)(6)
Operations:
Net investment income (loss)	$2,055	$(3,202)	$(21,592)	$169,438	$17,335
Net realized gain (loss) on security transactions	26,905	50,987	105,862	(99,688)	(10,117)
Net realized gain on distributions	—	57,262	16,984	—	—
Net unrealized appreciation (depreciation) of investments during the year	240,066	52,585	590,621	(7,736)	(5,816)
Net increase (decrease) in net assets resulting from operations	269,026	157,632	691,875	62,014	1,402
Unit transactions:
Purchases	52	193	2,925	360	—
Net transfers	100,877	(67,498)	(36,265)	4,360	(89,765)
Surrenders for benefit payments and fees	(36,589)	(99,097)	(102,865)	(103,080)	(24,344)
Other transactions	—	—	1	(23)	—
Death benefits	—	—	(9,102)	(10,900)	—
Net annuity transactions	—	(3,183)	(7,923)	(10,382)	(54)
Net increase (decrease) in net assets resulting from unit transactions	64,340	(169,585)	(153,229)	(119,665)	(114,163)
Net increase (decrease) in net assets	333,366	(11,953)	538,646	(57,651)	(112,761)
Net assets:
Beginning of year	627,596	754,416	2,035,076	1,203,591	260,495
End of year	$960,962	$742,463	$2,573,722	$1,145,940	$147,734

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Operations:
Net investment income (loss)	$8,035	$5,467	$3,915	$33,971
Net realized gain (loss) on security transactions	(23,672)	289	6,440	8,569
Net realized gain on distributions	—	—	21,403	—
Net unrealized appreciation (depreciation) of investments during the year	17,789	193,629	103,749	104,138
Net increase (decrease) in net assets resulting from operations	2,152	199,385	135,507	146,678
Unit transactions:
Purchases	145	—	—	7,329
Net transfers	(670,122)	(105,396)	(9,709)	(10,642)
Surrenders for benefit payments and fees	(30,252)	(28,771)	(25,494)	(120,232)
Other transactions	—	—	—	—
Death benefits	—	—	—	(32,503)
Net annuity transactions	(214)	(173)	—	(4,112)
Net increase (decrease) in net assets resulting from unit transactions	(700,443)	(134,340)	(35,203)	(160,160)
Net increase (decrease) in net assets	(698,291)	65,045	100,304	(13,482)
Net assets:
Beginning of year	1,202,815	647,149	424,665	886,015
End of year	$504,524	$712,194	$524,969	$872,533

(4)  Effective August 16, 2013 MFS® High Income Series merged with MFS® High Yield Portfolio.

(5)  Funded as of August 16, 2013.

(6)  Effective August 16, 2013 MFS® Strategic Income Series merged with MFS® Strategic Income Portfolio.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2013

	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account (7)	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account (8)	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Operations:
Net investment income (loss)	$(4,960)	$4,350	$615	$3,820	$(5,614)
Net realized gain (loss) on security transactions	17,790	(2,707)	26,221	32,806	14,462
Net realized gain on distributions	46,285	42	26,208	—	112,903
Net unrealized appreciation (depreciation) of investments during the year	317,089	(24,532)	156,621	222,033	(260,523)
Net increase (decrease) in net assets resulting from operations	376,204	(22,847)	209,665	258,659	(138,772)
Unit transactions:
Purchases	78	52	4,859	—	1,040
Net transfers	97,886	(75,994)	993,266	99,006	(211,160)
Surrenders for benefit payments and fees	(39,900)	(22,274)	(25,552)	(141,761)	(391,407)
Other transactions	—	—	(135)	5,188	13
Death benefits	—	—	—	(1,355)	(153,016)
Net annuity transactions	(102)	(474)	—	(1,708)	113,999
Net increase (decrease) in net assets resulting from unit transactions	57,962	(98,690)	972,438	(40,630)	(640,531)
Net increase (decrease) in net assets	434,166	(121,537)	1,182,103	218,029	(779,303)
Net assets:
Beginning of year	866,691	246,219	1,045,329	1,456,783	3,929,952
End of year	$1,300,857	$124,682	$2,227,432	$1,674,812	$3,150,649

(7)  Formerly Pioneer Growth Opportunities VCT Portfolio. Change effective May 1, 2013.

(8)  Formerly Van Eck VIP Global Bond Fund. Change effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account
Operations:
Net investment income (loss)	$(40,926)	$612	$(27,217)	$(3,196)	$(1,281)
Net realized gain (loss) on security transactions	125,327	161	75,061	43,782	10,829
Net realized gain on distributions	—	4,437	101,809	20,033	—
Net unrealized appreciation (depreciation) of investments during the year	2,605,610	10,088	609,543	196,556	17,576
Net increase (decrease) in net assets resulting from operations	2,690,011	15,298	759,196	257,175	27,124
Unit transactions:
Purchases	301,537	—	15,845	78	10
Net transfers	(150,667)	18,252	(89,127)	(8,945)	2,338
Surrenders for benefit payments and fees	(1,244,082)	(653)	(125,654)	(45,888)	(31,402)
Other transactions	(1,233)	—	(11)	—	—
Death benefits	(494,505)	—	(41,503)	—	(6,823)
Net annuity transactions	45,652	—	(8,909)	(3,293)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,543,298)	17,599	(249,359)	(58,048)	(35,877)
Net increase (decrease) in net assets	1,146,713	32,897	509,837	199,127	(8,753)
Net assets:
Beginning of year	10,190,405	80,139	1,701,939	616,814	109,629
End of year	$11,337,118	$113,036	$2,211,776	$815,941	$100,876

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. International Growth Fund Sub-Account
Operations:
Net investment income (loss)	$10,625	$(2,262)	$5,899	$(8,752)	$315
Net realized gain (loss) on security transactions	3,931	72,912	(34,740)	42,516	68,738
Net realized gain on distributions	—	25,889	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	45,652	(21,007)	92,109	251,226	71,521
Net increase (decrease) in net assets resulting from operations	60,208	75,532	63,268	284,990	140,574
Unit transactions:
Purchases	—	—	165	45,557	44,482
Net transfers	146,382	(17,006)	53,817	(5,925)	(50,108)
Surrenders for benefit payments and fees	(57,691)	(10,669)	(36,819)	(173,310)	(71,587)
Other transactions	—	(1)	3	34	(5)
Death benefits	—	(38,045)	—	(111,074)	(50,051)
Net annuity transactions	32,456	(26,560)	14,061	17,397	3,066
Net increase (decrease) in net assets resulting from unit transactions	121,147	(92,281)	31,227	(227,321)	(124,203)
Net increase (decrease) in net assets	181,355	(16,749)	94,495	57,669	16,371
Net assets:
Beginning of year	483,484	475,195	414,718	2,357,317	1,073,242
End of year	$664,839	$458,446	$509,213	$2,414,986	$1,089,613

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Wells Fargo Advantage VT Omega Growth Fund Sub-Account	Federated Capital Appreciation Fund II Sub-Account
Operations:
Net investment income (loss)	$(4,650)	$(750)	$(60,696)	$(82,527)
Net realized gain (loss) on security transactions	—	38,697	142,934	185,378
Net realized gain on distributions	—	—	291,079	661,329
Net unrealized appreciation (depreciation) of investments during the year	—	35,728	367,574	240,085
Net increase (decrease) in net assets resulting from operations	(4,650)	73,675	740,891	1,004,265
Unit transactions:
Purchases	200	155	49,679	159,038
Net transfers	(3,059,723)	16,807	(79,798)	(529,317)
Surrenders for benefit payments and fees	(253,484)	(141,731)	(351,280)	(1,477,892)
Other transactions	(1)	34	(384)	(184)
Death benefits	(80,665)	—	(116,663)	(533,422)
Net annuity transactions	(10,053)	20,515	7,177	6,671
Net increase (decrease) in net assets resulting from unit transactions	(3,403,726)	(104,220)	(491,269)	(2,375,106)
Net increase (decrease) in net assets	(3,408,376)	(30,545)	249,622	(1,370,841)
Net assets:
Beginning of year	3,408,376	458,562	4,079,737	11,844,055
End of year	$—	$428,017	$4,329,359	$10,473,214

(1)  Effective April 27, 2012 AllianceBernstein VPS Money Market Portfolio was liquidated.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012

	Federated Fund for U.S. Government Securities Fund II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Prime Money Fund II Sub-Account	Federated Quality Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Operations:
Net investment income (loss)	$67,106	$222,922	$(23,933)	$48,258	$184,977
Net realized gain (loss) on security transactions	7,303	(20,826)	—	18,807	200,713
Net realized gain on distributions	—	—	—	—	633,498
Net unrealized appreciation (depreciation) of investments during the year	(25,574)	252,042	—	66,555	164,719
Net increase (decrease) in net assets resulting from operations	48,835	454,138	(23,933)	133,620	1,183,907
Unit transactions:
Purchases	37	75,646	900	—	134,355
Net transfers	131,195	264,088	209,015	147,305	(569,493)
Surrenders for benefit payments and fees	(583)	(425,580)	(533,037)	(235,305)	(1,560,703)
Other transactions	28	(66)	2	—	(34)
Death benefits	(68,215)	(131,150)	(54,739)	(131,519)	(482,297)
Net annuity transactions	(226,118)	(44,935)	—	—	(1,296)
Net increase (decrease) in net assets resulting from unit transactions	(163,656)	(261,997)	(377,859)	(219,519)	(2,479,468)
Net increase (decrease) in net assets	(114,821)	192,141	(401,792)	(85,899)	(1,295,561)
Net assets:
Beginning of year	2,470,601	3,391,919	2,070,502	1,651,179	10,618,641
End of year	$2,355,780	$3,584,060	$1,668,710	$1,565,280	$9,323,080

The accompanying notes are an integral part of these financial statements.

	Federated Kaufmann Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account (2)	Hartford Total Return Bond HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(80,533)	$(1,459)	$1,135,807	$1,064,371
Net realized gain (loss) on security transactions	106,177	(27,021)	(868,613)	133,594
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	870,087	96,824	7,444,172	1,175,688
Net increase (decrease) in net assets resulting from operations	895,731	68,344	7,711,366	2,373,653
Unit transactions:
Purchases	53,163	48	523,726	804,378
Net transfers	160,261	(42,569)	(1,362,513)	2,718,999
Surrenders for benefit payments and fees	(818,923)	(25,200)	(8,632,311)	(5,562,060)
Other transactions	(60)	202	11,822	9,882
Death benefits	(101,572)	—	(1,412,330)	(1,701,934)
Net annuity transactions	(565)	(404)	184,590	47,313
Net increase (decrease) in net assets resulting from unit transactions	(707,696)	(67,923)	(10,687,016)	(3,683,422)
Net increase (decrease) in net assets	188,035	421	(2,975,650)	(1,309,769)
Net assets:
Beginning of year	5,843,187	433,547	76,812,963	41,373,187
End of year	$6,031,222	$433,968	$73,837,313	$40,063,418

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012

	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(6,006)	$88,388	$(334,386)	$44,301	$(15,990)
Net realized gain (loss) on security transactions	166,200	(103,996)	508,390	982,071	17,798
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	2,380,193	1,276,150	7,693,106	4,135,833	162,092
Net increase (decrease) in net assets resulting from operations	2,540,387	1,260,542	7,867,110	5,162,205	163,900
Unit transactions:
Purchases	117,477	105,122	383,024	272,642	13,035
Net transfers	(925,820)	346,400	(1,066,657)	(646,606)	24,417
Surrenders for benefit payments and fees	(2,551,333)	(1,674,208)	(4,162,110)	(3,771,615)	(192,031)
Other transactions	(248)	(54)	(520)	(1,346)	(3)
Death benefits	(228,630)	(128,298)	(762,639)	(808,278)	(35,300)
Net annuity transactions	15,306	38,079	56,838	39,370	(212)
Net increase (decrease) in net assets resulting from unit transactions	(3,573,248)	(1,312,959)	(5,552,064)	(4,915,833)	(190,094)
Net increase (decrease) in net assets	(1,032,861)	(52,417)	2,315,046	246,372	(26,194)
Net assets:
Beginning of year	16,425,053	10,877,641	37,837,842	33,847,937	1,068,305
End of year	$15,392,192	$10,825,224	$40,152,888	$34,094,309	$1,042,111
The accompanying notes are an integral part of these financial statements.

	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(2,451,234)	$1,096,682	$232,726	$165,051
Net realized gain (loss) on security transactions	7,028,530	(69,158)	(276,797)	(570,577)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	34,744,191	781,160	5,370,109	6,027,810
Net increase (decrease) in net assets resulting from operations	39,321,487	1,808,684	5,326,038	5,622,284
Unit transactions:
Purchases	1,285,839	299,363	396,097	388,363
Net transfers	(5,608,628)	540,770	(967,205)	(1,075,979)
Surrenders for benefit payments and fees	(18,933,240)	(1,578,895)	(4,633,331)	(4,076,170)
Other transactions	(1,267)	(1,210)	91	(188)
Death benefits	(2,810,107)	(640,146)	(806,303)	(593,142)
Net annuity transactions	121,161	17,278	19,961	75,445
Net increase (decrease) in net assets resulting from unit transactions	(25,946,242)	(1,362,840)	(5,990,690)	(5,281,671)
Net increase (decrease) in net assets	13,375,245	445,844	(664,652)	340,613
Net assets:
Beginning of year	163,030,088	14,844,025	39,423,734	32,546,146
End of year	$176,405,333	$15,289,869	$38,759,082	$32,886,759

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(113,312)	$(50,443)	$(239,696)	$(635,409)	$22,071
Net realized gain (loss) on security transactions	(357,259)	757,259	—	2,833,960	186,528
Net realized gain on distributions	1,752,355	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	472,149	3,593,536	—	4,582,221	313,983
Net increase (decrease) in net assets resulting from operations	1,753,933	4,300,352	(239,696)	6,780,772	522,582
Unit transactions:
Purchases	157,622	298,480	280,210	508,433	91,593
Net transfers	(558,161)	(500,232)	5,173,988	(1,560,743)	(26,618)
Surrenders for benefit payments and fees	(1,762,012)	(2,605,357)	(5,228,782)	(5,076,853)	(644,844)
Other transactions	(118)	368	(1,542)	340	(38)
Death benefits	(246,632)	(456,932)	(697,361)	(625,455)	(74,749)
Net annuity transactions	(254)	(3,865)	214,764	36,268	3,493
Net increase (decrease) in net assets resulting from unit transactions	(2,409,555)	(3,267,538)	(258,723)	(6,718,010)	(651,163)
Net increase (decrease) in net assets	(655,622)	1,032,814	(498,419)	62,762	(128,581)
Net assets:
Beginning of year	13,413,584	19,673,422	18,219,646	45,049,493	4,294,101
End of year	$12,757,962	$20,706,236	$17,721,227	$45,112,255	$4,165,520

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Operations:
Net investment income (loss)	$405,391	$202,312	$(2,249)	$1,234
Net realized gain (loss) on security transactions	128,996	457,671	36,197	(5,959)
Net realized gain on distributions	—	—	8,731	—
Net unrealized appreciation (depreciation) of investments during the year	133,663	2,933,515	56,427	(11,282)
Net increase (decrease) in net assets resulting from operations	668,050	3,593,498	99,106	(16,007)
Unit transactions:
Purchases	243,861	178,892	195	57
Net transfers	738,368	(814,828)	252,303	(1,127)
Surrenders for benefit payments and fees	(3,660,848)	(2,368,947)	(29,011)	(82,512)
Other transactions	10,316	(100)	—	—
Death benefits	(1,252,337)	(605,180)	(10,688)	—
Net annuity transactions	(22,333)	21,346	—	38,736
Net increase (decrease) in net assets resulting from unit transactions	(3,942,973)	(3,588,817)	212,799	(44,846)
Net increase (decrease) in net assets	(3,274,923)	4,681	311,905	(60,853)
Net assets:
Beginning of year	31,058,243	24,613,023	402,160	442,837
End of year	$27,783,320	$24,617,704	$714,065	$381,984

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Series Sub-Account	MFS® High Income Series Sub-Account	MFS® Strategic Income Series Sub-Account
Operations:
Net investment income (loss)	$(2,442)	$(3,980)	$(24,342)	$82,902	$14,188
Net realized gain (loss) on security transactions	22,836	62,239	120,049	1,160	(243)
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	78,895	28,401	207,897	75,914	12,149
Net increase (decrease) in net assets resulting from operations	99,289	86,660	303,604	159,976	26,094
Unit transactions:
Purchases	18	45	29,340	18,865	16,283
Net transfers	102,369	(127,659)	16,273	26,429	(21,752)
Surrenders for benefit payments and fees	(60,613)	(93,560)	(223,084)	(113,074)	(37,983)
Other transactions	140	(3)	11	1	—
Death benefits	—	—	(52,385)	(177,810)	—
Net annuity transactions	—	36,242	34,435	43,731	(115)
Net increase (decrease) in net assets resulting from unit transactions	41,914	(184,935)	(195,410)	(201,858)	(43,567)
Net increase (decrease) in net assets	141,203	(98,275)	108,194	(41,882)	(17,473)
Net assets:
Beginning of year	486,393	852,691	1,926,882	1,245,473	277,968
End of year	$627,596	$754,416	$2,035,076	$1,203,591	$260,495

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	DWS International VIP Sub-Account
Operations:
Net investment income (loss)	$17,875	$(668)	$4,740	$6,300
Net realized gain (loss) on security transactions	(8,625)	(178,952)	4,029	(5,980)
Net realized gain on distributions	—	—	13,850	—
Net unrealized appreciation (depreciation) of investments during the year	16,481	301,582	19,425	142,980
Net increase (decrease) in net assets resulting from operations	25,731	121,962	42,044	143,300
Unit transactions:
Purchases	45	—	—	1,691
Net transfers	668,439	(404,830)	(45,655)	(591)
Surrenders for benefit payments and fees	(43,929)	(34,085)	(53,111)	(48,696)
Other transactions	1	(209)	—	(1)
Death benefits	—	(16,022)	—	(35)
Net annuity transactions	(225)	(145)	—	10,821
Net increase (decrease) in net assets resulting from unit transactions	624,331	(455,291)	(98,766)	(36,811)
Net increase (decrease) in net assets	650,062	(333,329)	(56,722)	106,489
Net assets:
Beginning of year	552,753	980,478	481,387	779,526
End of year	$1,202,815	$647,149	$424,665	$886,015

Variable Account D

Union Security Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2012

	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Index Asset Allocation Fund Sub-Account	Wells Fargo Advantage VT Total Return Bond Fund Sub-Account
Operations:
Net investment income (loss)	$(4,156)	$6,274	$4,780	$731	$2,165
Net realized gain (loss) on security transactions	27,133	4,980	412,658	22,427	26,347
Net realized gain on distributions	—	4,722	182,418	—	75,377
Net unrealized appreciation (depreciation) of investments during the year	36,685	(2,099)	(569,251)	141,423	82,663
Net increase (decrease) in net assets resulting from operations	59,662	13,877	30,605	164,581	186,552
Unit transactions:
Purchases	50	38	5,168	—	81,235
Net transfers	37,549	(24,563)	(1,103,423)	23,722	18,226
Surrenders for benefit payments and fees	(140,668)	(9,043)	(22,693)	(118,454)	(202,444)
Other transactions	(1)	—	—	15	264
Death benefits	—	—	(9,317)	(71,795)	(341,779)
Net annuity transactions	(89)	(524)	—	(1,486)	24
Net increase (decrease) in net assets resulting from unit transactions	(103,159)	(34,092)	(1,130,265)	(167,998)	(444,474)
Net increase (decrease) in net assets	(43,497)	(20,215)	(1,099,660)	(3,417)	(257,922)
Net assets:
Beginning of year	910,188	266,434	2,144,989	1,460,200	4,187,874
End of year	$866,691	$246,219	$1,045,329	$1,456,783	$3,929,952

The accompanying notes are an integral part of these financial statements.

	Wells Fargo Advantage VT Intrinsic Value Fund Sub-Account	Wells Fargo Advantage VT International Equity Fund Sub-Account	Wells Fargo Advantage VT Small Cap Growth Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account	Wells Fargo Advantage VT Opportunity Fund Sub-Account
Operations:
Net investment income (loss)	$(4,960)	$(58)	$(24,854)	$(3,334)	$(1,453)
Net realized gain (loss) on security transactions	(151,146)	268	32,697	121,924	3,543
Net realized gain on distributions	—	4,928	82,810	—	37
Net unrealized appreciation (depreciation) of investments during the year	1,805,654	3,473	21,937	(42,987)	12,955
Net increase (decrease) in net assets resulting from operations	1,649,548	8,611	112,590	75,603	15,082
Unit transactions:
Purchases	106,238	—	11,259	—	—
Net transfers	(94,599)	(6,087)	(12,042)	47,816	(10,513)
Surrenders for benefit payments and fees	(606,058)	(2,209)	(93,026)	(107,334)	(10,861)
Other transactions	398	—	(116)	(8)	3
Death benefits	(483,248)	—	(45,659)	—	—
Net annuity transactions	32,036	—	(3,715)	37,532	—
Net increase (decrease) in net assets resulting from unit transactions	(1,045,233)	(8,296)	(143,299)	(21,994)	(21,371)
Net increase (decrease) in net assets	604,315	315	(30,709)	53,609	(6,289)
Net assets:
Beginning of year	9,586,090	79,824	1,732,648	563,205	115,918
End of year	$10,190,405	$80,139	$1,701,939	$616,814	$109,629

Variable Account D

Union Security Insurance Company
Notes to Financial Statements
December 31, 2013

1.  Organization:

Variable Account D (the "Account") is a separate investment account established by Union Security Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts: the American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Money Market Fund, AllianceBernstein VPS Large Cap Growth Portfolio, Wells Fargo Advantage VT Omega Growth Fund, Federated Managed Tail Risk Fund II (formerly Federated Capital Appreciation Fund II),Federated Fund for U.S. Government Securities Fund II, Federated High Income Bond Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Managed Volatility Fund II, Federated Kaufmann Fund II, NVIT Developing Markets Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund (formerly Hartford Money Market HLS Fund), Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, ING JPMorgan Emerging Markets Equity Portfolio, ING Global Resources Portfolio, Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio (merged with MFS® High Income Series), MFS® Strategic Income Portfolio (merged with MFS® Strategic Income Series), Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, DWS International VIP, Pioneer Select Mid Cap Growth VCT Portfolio (formerly Pioneer Growth Opportunities VCT Portfolio), Van Eck VIP Unconstrained Emerging Markets Bond Fund

(formerly Van Eck VIP Global Bond Fund), Van Eck VIP Global Hard Assets Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, and Wells Fargo Advantage VT Opportunity Fund.

The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2013 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2013, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2013 and 2012.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2013. The 2007 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

h)  Merged Funds — The results of Merged Funds ("Merged Funds") are combined with the results of the surviving Fund in the Statement of Operations and Statement of Changes in Net Assets.

3.  Administration of the Account and Related Charges:

Each Sub-account is charged certain fees, according to contract terms, as follows:

a)  Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

c)  Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d)  Annual Maintenance Fees — An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners' accounts and are reflected in sur-

renders for benefit payments and fees in the accompanying statements of changes in net assets.

e)  Rider Charges — The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges or the administrative charges in the accompanying statements of operations. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$50,064	$51,014
American Century VP Capital Appreciation Fund	45,974	100,458
AllianceBernstein VPS International Growth Portfolio	83,278	128,989
Invesco V.I. Core Equity Fund	79,137	330,520
Invesco V.I. International Growth Fund	23,890	162,317
Invesco V.I. Money Market Fund	1,458,027	538,876
AllianceBernstein VPS Large Cap Growth Portfolio	193,963	52,703
Wells Fargo Advantage VT Omega Growth Fund	405,736	739,689
Federated Managed Tail Risk Fund II*	448,959	2,086,499
Federated Fund for U.S. Government Securities Fund II	103,610	263,313
Federated High Income Bond Fund II	325,715	815,090
Federated Prime Money Fund II	250,003	433,430
Federated Quality Bond Fund II	80,948	412,340
Federated Managed Volatility Fund II	520,858	1,613,531
Federated Kaufmann Fund II	679,186	1,075,377
NVIT Developing Markets Fund	5,714	29,126
Hartford Balanced HLS Fund	1,943,085	9,915,246
Hartford Total Return Bond HLS Fund	2,401,774	7,825,688
Hartford Capital Appreciation HLS Fund	864,831	2,821,543
Hartford Dividend and Growth HLS Fund	2,685,315	2,455,793
Hartford Global Growth HLS Fund	572,115	6,329,558
Hartford Disciplined Equity HLS Fund	701,057	5,709,947
Hartford Growth HLS Fund	172,129	336,468
Hartford Growth Opportunities HLS Fund	263,792	27,778,644
Hartford High Yield HLS Fund	1,711,185	3,281,016
Hartford Index HLS Fund	1,701,570	6,367,626
Hartford International Opportunities HLS Fund	1,177,465	5,249,150
Hartford Small/Mid Cap Equity HLS Fund	1,464,368	2,856,033
Hartford MidCap Value HLS Fund	838,773	3,812,280
Hartford Ultrashort Bond HLS Fund*	3,862,825	7,444,051
Hartford SmallCap Growth HLS Fund	6,907,222	7,319,987
Hartford Stock HLS Fund	313,924	972,930
Hartford U.S. Government Securities HLS Fund	1,318,496	5,041,146

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford Value HLS Fund	$758,756	$4,344,079
ING JPMorgan Emerging Markets Equity Portfolio	136,209	107,436
ING Global Resources Portfolio	4,464	58,039
Invesco V.I. Global Health Care Fund	173,024	106,629
Invesco V.I. Technology Fund	57,942	173,466
MFS® Growth Series	43,905	201,743
MFS® High Yield Portfolio*	1,390,531	1,340,758
MFS® Strategic Income Portfolio*	223,492	320,320
Neuberger Berman AMT Short Duration Bond Portfolio	21,368	713,776
Neuberger Berman AMT Partners Portfolio	72,424	201,297
Pioneer Fund VCT Portfolio	27,945	37,830
DWS International VIP	57,328	183,517
Pioneer Select Mid Cap Growth VCT Portfolio*	164,831	65,544
Van Eck VIP Unconstrained Emerging Markets Bond Fund*	8,793	103,092
Van Eck VIP Global Hard Assets Fund	1,107,282	108,021
Wells Fargo Advantage VT Index Asset Allocation Fund	132,462	169,272
Wells Fargo Advantage VT Total Return Bond Fund	208,797	742,042
Wells Fargo Advantage VT Intrinsic Value Fund	432,439	2,016,662
Wells Fargo Advantage VT International Equity Fund	24,563	1,915
Wells Fargo Advantage VT Small Cap Growth Fund	111,106	285,873
Wells Fargo Advantage VT Discovery Fund	85,186	126,398
Wells Fargo Advantage VT Opportunity Fund	2,813	39,971

*  See Note 1 for additional information related to this Sub-Account.

5.  Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2013 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	907	1,758	(851)
American Century VP Capital Appreciation Fund	1,008	3,757	(2,749)
AllianceBernstein VPS International Growth Portfolio	9,557	15,018	(5,461)
Invesco V.I. Core Equity Fund	4,628	20,337	(15,709)
Invesco V.I. International Growth Fund	1,346	9,335	(7,989)
Invesco V.I. Money Market Fund	146,699	53,990	92,709
AllianceBernstein VPS Large Cap Growth Portfolio	6,140	1,765	4,375
Wells Fargo Advantage VT Omega Growth Fund	1,669	42,967	(41,298)
Federated Managed Tail Risk Fund II*	14,350	288,033	(273,683)
Federated Fund for U.S. Government Securities Fund II	1,535	13,930	(12,395)
Federated High Income Bond Fund II	4,221	36,354	(32,133)
Federated Prime Money Fund II	22,352	36,671	(14,319)
Federated Quality Bond Fund II	1,035	22,555	(21,520)
Federated Managed Volatility Fund II	18,331	116,170	(97,839)
Federated Kaufmann Fund II	7,626	73,423	(65,797)
NVIT Developing Markets Fund	87	1,307	(1,220)
Hartford Balanced HLS Fund	176,489	1,702,288	(1,525,799)
Hartford Total Return Bond HLS Fund	213,928	1,804,194	(1,590,266)
Hartford Capital Appreciation HLS Fund	259,752	996,054	(736,302)

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hartford Dividend and Growth HLS Fund	966,092	867,322	98,770
Hartford Global Growth HLS Fund	16,798	225,527	(208,729)
Hartford Disciplined Equity HLS Fund	22,173	201,151	(178,978)
Hartford Growth HLS Fund	102,206	206,913	(104,707)
Hartford Growth Opportunities HLS Fund	47,600	2,615,115	(2,567,515)
Hartford High Yield HLS Fund	30,768	142,627	(111,859)
Hartford Index HLS Fund	47,585	252,699	(205,114)
Hartford International Opportunities HLS Fund	232,884	1,953,115	(1,720,231)
Hartford Small/Mid Cap Equity HLS Fund	19,923	129,994	(110,071)
Hartford MidCap Value HLS Fund	40,115	225,892	(185,777)
Hartford Ultrashort Bond Fund*	1,458,302	2,816,663	(1,358,361)
Hartford SmallCap Growth HLS Fund	25,031	180,857	(155,826)
Hartford Stock HLS Fund	127,606	501,633	(374,027)
Hartford U.S. Government Securities HLS Fund	46,084	219,695	(173,611)
Hartford Value HLS Fund	210,290	2,361,011	(2,150,721)
ING JPMorgan Emerging Markets Equity Portfolio	6,402	5,705	697
ING Global Resources Portfolio	110	4,550	(4,440)
Invesco V.I. Global Health Care Fund	5,323	3,211	2,112
Invesco V.I. Technology Fund	69	10,042	(9,973)
MFS® Growth Series	1,309	10,245	(8,936)
MFS® High Yield Portfolio*	116,890	72,967	43,923
MFS® Strategic Income Portfolio*	17,899	15,169	2,730
Neuberger Berman AMT Short Duration Bond Portfolio	650	45,009	(44,359)
Neuberger Berman AMT Partners Portfolio	2,949	8,019	(5,070)
Pioneer Fund VCT Portfolio	33	2,267	(2,234)
DWS International VIP	796	9,952	(9,156)
Pioneer Select Mid Cap Growth VCT Portfolio*	4,308	2,147	2,161
Van Eck VIP Unconstrained Emerging Markets Bond Fund*	158	4,805	(4,647)
Van Eck VIP Global Hard Assets Fund	31,056	2,824	28,232
Wells Fargo Advantage VT Index Asset Allocation Fund	7,137	9,884	(2,747)
Wells Fargo Advantage VT Total Return Bond Fund	8,557	35,639	(27,082)
Wells Fargo Advantage VT Intrinsic Value Fund	43,985	113,646	(69,661)
Wells Fargo Advantage VT International Equity Fund	1,395	49	1,346
Wells Fargo Advantage VT Small Cap Growth Fund	578	11,508	(10,930)
Wells Fargo Advantage VT Discovery Fund	1,726	3,082	(1,356)
Wells Fargo Advantage VT Opportunity Fund	210	2,865	(2,655)

*  See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the year ended December 31, 2012 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	8,646	3,458	5,188
American Century VP Capital Appreciation Fund	4,149	7,944	(3,795)
AllianceBernstein VPS International Growth Portfolio	20,381	16,399	3,982
Invesco V.I. Core Equity Fund	7,862	26,190	(18,328)
Invesco V.I. International Growth Fund	5,654	13,935	(8,281)
AllianceBernstein VPS Money Market Portfolio	17,887	256,081	(238,194)

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AllianceBernstein VPS Large Cap Growth Portfolio	2,384	6,640	(4,256)
Wells Fargo Advantage VT Omega Growth Fund	9,744	46,606	(36,862)
Federated Capital Appreciation Fund II	31,525	420,819	(389,294)
Federated Fund for U.S. Government Securities Fund II	22,574	33,322	(10,748)
Federated High Income Bond Fund II	25,610	37,844	(12,234)
Federated Prime Money Fund II	25,786	58,568	(32,782)
Federated Quality Bond Fund II	9,040	21,795	(12,755)
Federated Managed Volatility Fund II	19,693	241,540	(221,847)
Federated Kaufmann Fund II	28,185	91,736	(63,551)
NVIT Developing Markets Fund	2,382	5,676	(3,294)
Hartford Balanced HLS Fund	162,982	2,406,094	(2,243,112)
Hartford Total Return Bond HLS Fund	689,458	1,631,580	(942,122)
Hartford Capital Appreciation HLS Fund	301,680	1,976,007	(1,674,327)
Hartford Dividend and Growth HLS Fund	457,105	1,224,845	(767,740)
Hartford Global Growth HLS Fund	28,355	282,314	(253,959)
Hartford Disciplined Equity HLS Fund	15,027	244,952	(229,925)
Hartford Growth HLS Fund	232,313	373,373	(141,060)
Hartford Growth Opportunities HLS Fund	49,759	3,321,364	(3,271,605)
Hartford High Yield HLS Fund	45,506	113,589	(68,083)
Hartford Index HLS Fund	24,449	347,924	(323,475)
Hartford International Opportunities HLS Fund	167,278	2,611,829	(2,444,551)
Hartford Small/Mid Cap Equity HLS Fund	14,913	159,926	(145,013)
Hartford MidCap Value HLS Fund	21,723	280,238	(258,515)
Hartford Money Market HLS Fund	2,144,927	3,534,435	(1,389,508)
Hartford SmallCap Growth HLS Fund	11,166	227,410	(216,244)
Hartford Stock HLS Fund	138,912	556,333	(417,421)
Hartford U.S. Government Securities HLS Fund	66,053	230,571	(164,518)
Hartford Value HLS Fund	164,709	2,757,214	(2,592,505)
ING JPMorgan Emerging Markets Equity Portfolio	21,325	8,650	12,675
ING Global Resources Portfolio	7,974	11,855	(3,881)
Invesco V.I. Global Health Care Fund	7,158	5,653	1,505
Invesco V.I. Technology Fund	6,215	18,186	(11,971)
MFS® Growth Series	5,340	17,155	(11,815)
MFS® High Income Series	5,332	17,913	(12,581)
MFS® Strategic Income Series	1,871	3,931	(2,060)
Neuberger Berman AMT Short Duration Bond Portfolio	47,478	7,682	39,796
Neuberger Berman AMT Partners Portfolio	2,612	27,111	(24,499)
Pioneer Fund VCT Portfolio	1,669	9,645	(7,976)
DWS International VIP	1,359	3,883	(2,524)
Pioneer Growth Opportunities VCT Portfolio	2,096	6,501	(4,405)
Van Eck VIP Global Bond Fund	3,225	4,673	(1,448)
Van Eck VIP Global Hard Assets Fund	4,057	37,580	(33,523)
Wells Fargo Advantage VT Index Asset Allocation Fund	4,575	17,233	(12,658)
Wells Fargo Advantage VT Total Return Bond Fund	1,754	20,428	(18,674)
Wells Fargo Advantage VT Intrinsic Value Fund	11,249	67,441	(56,192)
Wells Fargo Advantage VT International Equity Fund	196	980	(784)
Wells Fargo Advantage VT Small Cap Growth Fund	1,813	9,196	(7,383)
Wells Fargo Advantage VT Discovery Fund	14,290	15,543	(1,253)
Wells Fargo Advantage VT Opportunity Fund	494	2,394	(1,900)

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

6.  Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2013. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2013	26,371	$28.549492	to	$28.549492	$752,865	0.45%	to	0.45%	1.59%	to	1.59%	16.90%	to	16.90%
2012	27,222	24.422275	to	24.422275	664,839	0.45%	to	0.45%	2.16%	to	2.16%	11.30%	to	11.30%
2011	22,034	21.942844	to	21.942844	483,484	0.45%	to	0.45%	1.85%	to	1.85%	4.86%	to	4.86%
2010	29,645	20.926098	to	20.926098	620,371	0.45%	to	0.45%	1.90%	to	1.90%	11.13%	to	11.13%
2009	28,845	18.829530	to	18.829530	543,140	0.45%	to	0.45%	5.40%	to	5.40%	14.96%	to	14.96%
American Century VP Capital Appreciation Fund
2013	16,517	31.014449	to	31.014449	512,269	0.45%	to	0.45%	—	to	—	30.33%	to	30.33%
2012	19,266	23.796089	to	23.796089	458,446	0.45%	to	0.45%	—	to	—	15.48%	to	15.48%
2011	23,061	20.606068	to	20.606068	475,195	0.45%	to	0.45%	—	to	—	(6.93)%	to	(6.93)%
2010	27,519	22.139590	to	22.139590	609,263	0.45%	to	0.45%	—	to	—	30.70%	to	30.70%
2009	30,586	16.938963	to	16.938963	518,103	0.45%	to	0.45%	0.78%	to	0.78%	36.46%	to	36.46%
AllianceBernstein VPS International Growth Portfolio
2013	57,473	9.150742	to	9.150742	525,927	0.45%	to	0.45%	0.94%	to	0.94%	13.09%	to	13.09%
2012	62,934	8.091251	to	8.091251	509,213	0.45%	to	0.45%	1.74%	to	1.74%	15.02%	to	15.02%
2011	58,952	7.034740	to	7.034740	414,718	0.45%	to	0.45%	2.57%	to	2.57%	(16.23)%	to	(16.23)%
2010	84,968	8.397856	to	8.397856	713,544	0.45%	to	0.45%	2.28%	to	2.28%	12.39%	to	12.39%
2009	97,707	7.472171	to	7.472171	730,081	0.45%	to	0.45%	4.71%	to	4.71%	38.96%	to	38.96%
Invesco V.I. Core Equity Fund
2013	172,181	15.868474	to	27.707566	2,800,485	0.45%	to	1.40%	1.22%	to	1.39%	27.45%	to	28.67%
2012	187,890	12.450346	to	21.533987	2,414,986	0.45%	to	1.40%	0.96%	to	0.99%	12.30%	to	13.37%
2011	206,218	11.086697	to	18.994239	2,357,317	0.45%	to	1.40%	0.93%	to	0.96%	(1.45)%	to	(0.51)%
2010	240,620	11.250157	to	19.091985	2,804,961	0.45%	to	1.40%	0.84%	to	0.97%	8.03%	to	9.06%
2009	278,437	10.413710	to	17.505410	3,036,159	0.45%	to	1.40%	1.61%	to	1.81%	26.52%	to	27.72%
Invesco V.I. International Growth Fund
2013	59,798	18.864428	to	18.864428	1,128,061	1.40%	to	1.40%	1.22%	to	1.22%	17.36%	to	17.36%
2012	67,787	16.074018	to	16.074018	1,089,613	1.40%	to	1.40%	1.43%	to	1.43%	13.93%	to	13.93%
2011	76,068	14.109086	to	14.109086	1,073,242	1.40%	to	1.40%	1.58%	to	1.58%	(8.04)%	to	(8.04)%
2010	84,700	15.342256	to	15.342256	1,299,488	1.40%	to	1.40%	2.24%	to	2.24%	11.29%	to	11.29%
2009	104,122	13.785384	to	13.785384	1,435,360	1.40%	to	1.40%	1.53%	to	1.53%	33.36%	to	33.36%
Invesco V.I. Money Market Fund
2013	92,709	9.893584	to	9.975467	919,151	0.45%	to	1.85%	0.01%	to	0.01%	(1.06)%	to	(0.25)%
AllianceBernstein VPS Large Cap Growth Portfolio
2013	21,542	34.090439	to	34.090439	734,361	0.45%	to	0.45%	0.08%	to	0.08%	36.73%	to	36.73%
2012	17,167	24.931966	to	24.931966	428,017	0.45%	to	0.45%	0.30%	to	0.30%	16.47%	to	16.47%
2011	21,423	21.405694	to	21.405694	458,562	0.45%	to	0.45%	0.33%	to	0.33%	(3.98)%	to	(3.98)%
2010	27,421	22.293150	to	22.293150	611,297	0.45%	to	0.45%	0.50%	to	0.50%	9.60%	to	9.60%
2009	34,578	20.339696	to	20.339696	703,310	0.45%	to	0.45%	0.16%	to	0.16%	36.90%	to	36.90%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Wells Fargo Advantage VT Omega Growth Fund
2013	269,184	$19.234253	to	$19.234253	$5,177,558	1.40%	to	1.40%	0.13%	to	0.13%	37.94%	to	37.94%
2012	310,482	13.943978	to	13.943978	4,329,359	1.40%	to	1.40%	—	to	—	18.72%	to	18.72%
2011	347,344	11.745527	to	11.745527	4,079,737	1.40%	to	1.40%	—	to	—	(6.85)%	to	(6.85)%
2010	375,963	12.609794	to	12.609794	4,740,816	1.40%	to	1.40%	—	to	—	26.10%	to	26.10%
Federated Managed Tail Risk Fund II+
2013	1,418,332	6.990605	to	13.494419	10,120,038	0.45%	to	1.40%	1.02%	to	1.03%	14.83%	to	15.93%
2012	1,692,015	6.087564	to	11.640197	10,473,214	0.45%	to	1.40%	0.55%	to	0.57%	8.64%	to	9.68%
2011	2,081,309	5.603274	to	10.612910	11,844,055	0.45%	to	1.40%	0.72%	to	0.75%	(6.61)%	to	(5.72)%
2010	2,525,232	5.999878	to	11.256632	15,361,577	0.45%	to	1.40%	0.22%	to	0.22%	11.50%	to	12.57%
2009	549,878	5.380947	to	5.484660	2,990,822	1.20%	to	1.40%	1.10%	to	1.13%	11.90%	to	12.13%
Federated Fund for U.S. Government Securities Fund II
2013	120,017	15.403945	to	20.358194	2,074,200	0.45%	to	1.40%	3.36%	to	3.39%	(3.41)%	to	(2.49)%
2012	132,412	15.948198	to	20.878191	2,355,780	0.45%	to	1.40%	3.48%	to	3.98%	1.54%	to	2.51%
2011	143,160	15.705661	to	20.366301	2,470,601	0.45%	to	1.40%	4.39%	to	4.57%	4.31%	to	5.30%
2010	179,283	15.057148	to	19.340782	2,941,483	0.45%	to	1.40%	4.34%	to	4.68%	3.71%	to	4.70%
2009	184,732	14.519178	to	18.473467	2,966,598	0.45%	to	1.40%	4.95%	to	4.95%	3.75%	to	4.74%
Federated High Income Bond Fund II
2013	140,431	20.583295	to	30.242317	3,079,851	0.45%	to	1.40%	6.98%	to	7.15%	5.50%	to	6.51%
2012	172,564	19.510033	to	28.394478	3,584,060	0.45%	to	1.40%	6.83%	to	7.59%	13.10%	to	14.18%
2011	184,798	17.249737	to	24.867664	3,391,919	0.45%	to	1.40%	9.17%	to	9.31%	3.71%	to	4.69%
2010	225,515	16.633394	to	23.752486	3,975,041	0.45%	to	1.40%	8.13%	to	8.15%	13.14%	to	14.22%
2009	276,134	14.702176	to	20.796321	4,271,860	0.45%	to	1.40%	9.90%	to	11.18%	50.73%	to	52.16%
Federated Prime Money Fund II
2013	131,306	7.856931	to	11.456701	1,485,283	1.20%	to	1.40%	—	to	—	(1.39)%	to	(1.19)%
2012	145,625	11.274860	to	11.595018	1,668,710	1.20%	to	1.40%	—	to	—	(1.39)%	to	(1.19)%
2011	178,407	11.433826	to	11.735000	2,070,502	1.20%	to	1.40%	—	to	—	(1.39)%	to	(1.19)%
2010	221,776	11.595029	to	11.876670	2,603,370	1.20%	to	1.40%	—	to	—	(1.39)%	to	(1.19)%
2009	124,095	8.487470	to	11.758399	1,476,184	1.20%	to	1.40%	0.16%	to	0.48%	(0.94)%	to	(0.75)%
Federated Quality Bond Fund II
2013	67,394	17.347889	to	17.823992	1,184,134	1.20%	to	1.40%	4.56%	to	4.59%	(0.37)%	to	(0.17)%
2012	88,914	17.412255	to	17.854384	1,565,280	1.20%	to	1.40%	4.01%	to	4.29%	8.20%	to	8.41%
2011	101,669	16.093053	to	16.468720	1,651,179	1.20%	to	1.40%	5.25%	to	5.36%	0.85%	to	1.05%
2010	116,758	15.957308	to	16.297193	1,877,846	1.20%	to	1.40%	4.82%	to	5.21%	7.00%	to	7.21%
2009	128,228	14.913909	to	15.201144	1,924,215	1.20%	to	1.40%	6.58%	to	6.98%	18.76%	to	19.00%
Federated Managed Volatility Fund II
2013	693,907	13.894598	to	24.582501	9,837,070	0.45%	to	1.40%	2.88%	to	2.92%	20.05%	to	21.20%
2012	791,746	11.573868	to	20.283237	9,323,080	0.45%	to	1.40%	1.66%	to	3.17%	11.97%	to	13.04%
2011	1,013,593	10.336425	to	17.943382	10,618,641	0.45%	to	1.40%	3.44%	to	4.09%	3.32%	to	4.30%
2010	1,206,657	10.004570	to	17.203139	12,224,526	0.45%	to	1.40%	1.52%	to	6.29%	10.53%	to	11.58%
2009	223,338	9.051780	to	15.417668	2,069,793	0.45%	to	1.40%	4.97%	to	6.18%	26.50%	to	27.70%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Federated Kaufmann Fund II
2013	456,750	$15.901269	to	$16.028935	$7,292,257	1.20%	to	1.40%	—	to	—	38.18%	to	38.45%
2012	522,547	11.507824	to	11.577080	6,031,222	1.20%	to	1.40%	—	to	—	15.66%	to	15.89%
2011	586,098	9.949692	to	9.989583	5,843,187	1.20%	to	1.40%	1.10%	to	1.12%	(14.49)%	to	(14.32)%
2010	697,789	11.635508	to	11.658808	8,127,100	1.20%	to	1.40%	—	to	—	16.36%	to	16.59%
NVIT Developing Markets Fund
2013	19,187	21.177656	to	21.177656	406,325	0.45%	to	0.45%	0.97%	to	0.97%	(0.42)%	to	(0.42)%
2012	20,407	21.266199	to	21.266199	433,968	0.45%	to	0.45%	0.10%	to	0.10%	16.26%	to	16.26%
2011	23,701	18.292018	to	18.292018	433,547	0.45%	to	0.45%	0.28%	to	0.28%	(22.75)%	to	(22.75)%
2010	30,599	23.680104	to	23.680104	724,599	0.45%	to	0.45%	—	to	—	15.62%	to	15.62%
2009	37,843	20.481238	to	20.481238	775,074	0.45%	to	0.45%	1.18%	to	1.18%	61.50%	to	61.50%
Hartford Balanced HLS Fund
2013	13,718,509	15.513631	to	18.454307	79,462,299	1.25%	to	1.85%	1.49%	to	1.58%	18.97%	to	19.68%
2012	15,244,308	1.353075	to	13.040121	73,837,313	1.15%	to	1.85%	2.80%	to	2.93%	9.97%	to	10.74%
2011	17,487,420	1.221833	to	11.857951	76,812,963	1.15%	to	1.85%	1.55%	to	1.58%	(0.01)%	to	0.69%
2010	20,549,845	1.213444	to	11.859332	90,191,498	1.15%	to	1.85%	1.34%	to	1.41%	10.08%	to	10.86%
2009	12,710,179	1.623834	to	14.165436	43,667,427	1.15%	to	1.85%	3.51%	to	3.89%	12.90%	to	13.70%
Hartford Total Return Bond HLS Fund
2013	8,453,180	16.050971	to	17.447901	32,701,388	1.25%	to	1.85%	3.86%	to	4.08%	(3.17)%	to	(2.59)%
2012	10,043,446	1.940586	to	16.576814	40,063,418	1.15%	to	1.85%	4.10%	to	4.14%	5.57%	to	6.31%
2011	10,985,568	1.825436	to	15.702715	41,373,187	1.15%	to	1.85%	0.21%	to	0.21%	5.03%	to	5.77%
2010	11,698,517	1.725873	to	14.950586	42,268,511	1.15%	to	1.85%	2.93%	to	3.96%	5.54%	to	6.28%
2009	12,710,179	1.623834	to	14.165436	43,667,427	1.15%	to	1.85%	3.51%	to	3.89%	12.90%	to	13.70%
Hartford Capital Appreciation HLS Fund
2013	6,108,458	2.943918	to	3.143410	18,853,404	1.25%	to	1.85%	0.85%	to	0.95%	36.53%	to	37.35%
2012	6,844,760	2.156226	to	2.288576	15,392,192	1.25%	to	1.85%	1.40%	to	1.52%	16.17%	to	16.87%
2011	8,519,087	1.856089	to	1.958237	16,425,053	1.25%	to	1.85%	0.67%	to	0.69%	(13.03)%	to	(12.51)%
2010	10,362,163	2.134209	to	2.238175	22,867,961	1.25%	to	1.85%	0.71%	to	0.72%	14.37%	to	15.06%
2009	12,172,401	1.866095	to	1.945315	23,383,538	1.25%	to	1.85%	0.93%	to	0.97%	43.00%	to	43.86%
Hartford Dividend and Growth HLS Fund
2013	5,961,785	2.104840	to	2.362272	13,854,900	1.15%	to	1.85%	1.91%	to	10.60%	29.51%	to	30.42%
2012	5,863,015	1.625277	to	1.811346	10,825,224	1.15%	to	1.85%	2.19%	to	2.22%	11.51%	to	12.29%
2011	6,630,755	1.457501	to	1.613034	10,877,641	1.15%	to	1.85%	1.40%	to	2.02%	(0.54)%	to	0.16%
2010	7,246,795	1.465434	to	1.610478	11,967,028	1.15%	to	1.85%	1.80%	to	1.86%	11.13%	to	11.91%
2009	7,737,625	1.318634	to	1.439054	11,507,488	1.15%	to	1.85%	1.93%	to	2.29%	22.39%	to	23.25%
Hartford Global Growth HLS Fund
2013	1,487,691	13.590725	to	15.875194	47,571,015	1.25%	to	1.85%	0.74%	to	0.75%	33.80%	to	34.60%
2012	1,696,420	10.157576	to	11.794039	40,152,888	1.25%	to	1.85%	0.55%	to	0.55%	21.15%	to	21.87%
2011	1,950,379	8.384589	to	9.677207	37,837,842	1.25%	to	1.85%	0.03%	to	0.03%	(15.47)%	to	(14.96)%
2010	2,243,729	9.918745	to	11.438359	50,780,592	1.15%	to	1.85%	0.25%	to	0.28%	12.16%	to	12.95%
2009	2,595,695	8.843557	to	10.127389	51,905,480	1.15%	to	1.85%	0.46%	to	0.70%	33.16%	to	34.09%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Disciplined Equity HLS Fund
2013	1,217,462	$10.310836	to	$17.592418	$40,021,289	1.25%	to	1.85%	0.98%	to	1.08%	33.33%	to	34.13%
2012	1,396,440	7.733301	to	13.210176	34,094,309	1.15%	to	1.85%	1.56%	to	1.69%	15.47%	to	16.28%
2011	1,626,365	10.675960	to	11.361065	33,847,937	1.15%	to	1.85%	1.08%	to	1.18%	(0.70)%	to	0.00%
2010	1,878,453	10.751431	to	11.361528	38,988,032	1.15%	to	1.85%	1.13%	to	1.27%	11.96%	to	12.74%
2009	2,210,460	9.603214	to	10.077432	40,712,641	1.15%	to	1.85%	1.22%	to	1.50%	23.35%	to	24.21%
Hartford Growth HLS Fund
2013	628,629	1.815955	to	1.947680	1,195,967	1.25%	to	1.85%	0.06%	to	0.07%	33.00%	to	33.80%
2012	733,336	1.365344	to	1.455634	1,042,111	1.25%	to	1.85%	—	to	—	16.25%	to	16.95%
2011	874,396	1.174510	to	1.244686	1,068,305	1.25%	to	1.85%	0.11%	to	0.16%	(10.62)%	to	(10.08)%
2010	960,938	1.314093	to	1.384274	1,308,524	1.25%	to	1.85%	0.03%	to	0.03%	17.18%	to	17.89%
2009	666,112	1.121397	to	1.183242	768,462	1.15%	to	1.85%	0.47%	to	0.49%	31.78%	to	32.71%
Hartford Growth Opportunities HLS Fund
2013	18,735,214	23.806479	to	28.650206	207,179,379	1.25%	to	1.85%	0.01%	to	0.01%	33.26%	to	34.06%
2012	21,302,729	1.867350	to	17.865068	176,405,333	1.15%	to	1.85%	—	to	—	24.53%	to	25.41%
2011	24,574,334	1.489016	to	14.345437	163,030,088	1.15%	to	1.85%	—	to	—	(10.54)%	to	(9.92)%
2010	28,235,809	1.652911	to	16.036420	208,802,518	1.15%	to	1.85%	0.01%	to	0.01%	15.41%	to	16.22%
2009	32,778,778	1.422193	to	13.894899	209,593,120	1.15%	to	1.85%	0.35%	to	0.72%	27.23%	to	28.12%
Hartford High Yield HLS Fund
2013	586,758	17.815479	to	18.402068	13,507,459	1.25%	to	1.85%	7.58%	to	7.95%	4.48%	to	5.11%
2012	698,617	17.051604	to	17.633729	15,289,869	1.15%	to	1.85%	8.46%	to	8.74%	12.22%	to	13.00%
2011	766,700	15.195206	to	15.604396	14,844,025	1.15%	to	1.85%	7.90%	to	8.83%	2.78%	to	3.50%
2010	877,480	14.784791	to	15.077028	16,453,564	1.15%	to	1.85%	0.50%	to	0.63%	14.02%	to	14.82%
2009	1,012,088	12.966662	to	13.130790	16,409,608	1.15%	to	1.85%	6.79%	to	9.47%	47.71%	to	48.74%
Hartford Index HLS Fund
2013	1,672,080	13.764613	to	28.896598	45,034,696	0.45%	to	1.85%	1.69%	to	1.84%	29.53%	to	31.35%
2012	1,877,194	10.626681	to	21.999101	38,759,082	0.45%	to	1.85%	1.81%	to	1.99%	13.51%	to	15.11%
2011	2,200,669	9.361830	to	19.111340	39,423,734	0.45%	to	1.85%	1.61%	to	1.65%	(0.06)%	to	1.35%
2010	2,565,906	9.367071	to	18.856035	45,647,223	0.45%	to	1.85%	1.60%	to	1.63%	12.63%	to	14.22%
2009	3,002,179	8.316491	to	16.508695	46,942,350	0.45%	to	1.85%	1.99%	to	2.10%	23.84%	to	25.58%
Hartford International Opportunities HLS Fund
2013	12,411,318	2.656709	to	2.836757	34,631,294	1.25%	to	1.85%	2.05%	to	2.11%	19.32%	to	20.04%
2012	14,131,549	2.226469	to	2.380149	32,886,759	1.15%	to	1.85%	1.90%	to	1.94%	17.99%	to	18.82%
2011	16,576,100	1.886946	to	2.003121	32,546,146	1.15%	to	1.85%	0.04%	to	0.04%	(15.55)%	to	(14.96)%
2010	19,370,216	2.234419	to	2.355401	44,828,675	1.15%	to	1.85%	0.88%	to	1.19%	12.39%	to	13.18%
2009	19,871,999	1.988092	to	2.081136	40,733,416	1.15%	to	1.85%	1.27%	to	1.91%	31.01%	to	31.93%
Hartford Small/Mid Cap Equity HLS Fund
2013	612,561	24.204852	to	24.227268	14,651,676	1.25%	to	1.85%	1.30%	to	1.42%	34.99%	to	35.80%
2012	722,632	17.839905	to	17.930574	12,757,962	1.25%	to	1.85%	0.59%	to	0.61%	13.75%	to	14.43%
2011	867,645	15.589739	to	15.763236	13,413,584	1.25%	to	1.85%	—	to	—	(2.95)%	to	(2.36)%
2010	976,839	15.967311	to	16.242310	15,504,140	1.25%	to	1.85%	0.66%	to	0.72%	23.53%	to	24.27%
2009	1,141,044	12.848900	to	13.148741	14,606,139	1.25%	to	1.85%	0.26%	to	0.30%	45.16%	to	46.03%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford MidCap Value HLS Fund
2013	1,331,016	$17.858974	to	$18.240218	$24,136,784	1.25%	to	1.85%	1.24%	to	1.27%	32.24%	to	33.04%
2012	1,516,793	13.504862	to	13.710694	20,706,236	1.25%	to	1.85%	1.16%	to	1.18%	22.66%	to	23.40%
2011	1,775,308	11.009718	to	11.110693	19,673,422	1.25%	to	1.85%	0.01%	to	0.01%	(10.24)%	to	(9.70)%
2010	3,966,053	12.265288	to	12.303612	73,078,887	1.25%	to	1.85%	0.59%	to	0.60%	22.65%	to	23.04%
Hartford Ultrashort Bond HLS Fund+
2013	6,030,295	9.917662	to	10.246594	14,139,934	0.45%	to	1.85%	—	to	—	(1.83)%	to	(0.45)%
2012	7,388,656	9.962403	to	10.437929	17,721,227	0.45%	to	1.85%	—	to	—	(1.83)%	to	(0.38)%
2011	8,778,164	1.157377	to	10.632838	18,219,646	1.15%	to	1.85%	—	to	—	(1.83)%	to	(1.15)%
2010	9,966,793	1.170814	to	10.831387	20,705,632	1.15%	to	1.85%	—	to	—	(1.83)%	to	(1.14)%
2009	13,003,463	1.184339	to	11.033642	27,953,846	1.15%	to	1.85%	0.06%	to	0.06%	(1.77)%	to	(1.08)%
Hartford SmallCap Growth HLS Fund
2013	1,177,376	24.232089	to	35.053115	57,437,707	1.25%	to	1.85%	0.38%	to	0.39%	42.22%	to	43.07%
2012	1,333,202	17.038734	to	24.500244	45,112,255	1.25%	to	1.85%	—	to	—	15.25%	to	15.94%
2011	1,549,446	14.784776	to	21.132133	45,049,493	1.25%	to	1.85%	—	to	—	(0.44)%	to	0.16%
2010	1,769,478	14.849879	to	21.098106	51,160,829	1.25%	to	1.85%	—	to	—	34.06%	to	34.86%
2009	2,108,641	11.077238	to	15.709621	44,795,138	1.15%	to	1.85%	0.09%	to	0.09%	32.91%	to	33.84%
Hartford Stock HLS Fund
2013	2,221,340	2.152818	to	15.107231	4,646,417	1.25%	to	1.85%	1.73%	to	2.05%	29.82%	to	30.60%
2012	2,595,367	1.648344	to	11.636712	4,165,520	1.25%	to	1.85%	2.16%	to	2.21%	12.29%	to	12.96%
2011	3,012,788	1.459176	to	10.363229	4,294,101	1.25%	to	1.85%	1.12%	to	1.30%	(2.91)%	to	(2.32)%
2010	3,655,722	1.424468	to	1.493889	5,349,855	1.25%	to	1.85%	1.11%	to	1.20%	12.70%	to	13.38%
2009	4,157,062	1.263962	to	1.317644	5,376,359	1.25%	to	1.85%	1.52%	to	1.55%	38.94%	to	39.78%
Hartford U.S. Government Securities HLS Fund
2013	1,026,517	13.384764	to	14.995538	23,032,906	1.25%	to	1.85%	2.25%	to	2.35%	(3.48)%	to	(2.90)%
2012	1,200,128	13.867974	to	15.443950	27,783,320	1.25%	to	1.85%	2.77%	to	3.00%	1.80%	to	2.41%
2011	1,364,646	13.623379	to	15.080824	31,058,243	1.25%	to	1.85%	2.56%	to	2.74%	2.95%	to	3.57%
2010	1,593,018	13.232631	to	14.636234	35,213,842	1.15%	to	1.85%	4.39%	to	4.79%	1.89%	to	2.61%
2009	1,881,590	12.987128	to	14.264487	40,816,080	1.15%	to	1.85%	0.03%	to	0.03%	1.49%	to	2.20%
Hartford Value HLS Fund
2013	14,666,256	1.796102	to	1.962695	27,938,272	1.15%	to	1.85%	0.77%	to	1.62%	29.52%	to	30.43%
2012	16,816,977	1.386700	to	1.504748	24,617,704	1.15%	to	1.85%	2.00%	to	2.10%	14.84%	to	15.65%
2011	19,409,482	1.207475	to	1.301127	24,613,023	1.15%	to	1.85%	0.30%	to	1.59%	(3.75)%	to	(3.08)%
2010	22,718,105	1.254582	to	1.342444	29,790,970	1.15%	to	1.85%	1.30%	to	1.44%	12.57%	to	13.36%
2009	1,384,644	1.114500	to	1.184249	1,603,224	1.15%	to	1.85%	1.24%	to	1.77%	22.09%	to	22.95%
ING JPMorgan Emerging Markets Equity Portfolio
2013	38,995	17.542326	to	17.542326	684,057	0.45%	to	0.45%	1.16%	to	1.16%	(5.92)%	to	(5.92)%
2012	38,298	18.645207	to	18.645207	714,065	0.45%	to	0.45%	—	to	—	18.79%	to	18.79%
2011	25,623	15.695341	to	15.695341	402,160	0.45%	to	0.45%	1.04%	to	1.04%	(18.42)%	to	(18.42)%
2010	39,197	19.238862	to	19.238862	754,099	0.45%	to	0.45%	0.82%	to	0.82%	20.09%	to	20.09%
2009	29,912	16.020683	to	16.020683	479,215	0.45%	to	0.45%	1.63%	to	1.63%	71.24%	to	71.24%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
ING Global Resources Portfolio
2013	27,572	$13.495317	to	$13.495317	$372,091	0.45%	to	0.45%	0.94%	to	0.94%	13.09%	to	13.09%
2012	32,012	11.932809	to	11.932809	381,984	0.45%	to	0.45%	0.75%	to	0.75%	(3.28)%	to	(3.28)%
2011	35,893	12.337739	to	12.337739	442,837	0.45%	to	0.45%	0.50%	to	0.50%	(9.56)%	to	(9.56)%
2010	49,153	13.642147	to	13.642147	670,547	0.45%	to	0.45%	1.05%	to	1.05%	21.10%	to	21.10%
2009	44,400	11.265332	to	11.265332	500,179	0.45%	to	0.45%	0.31%	to	0.31%	36.90%	to	36.90%
Invesco V.I. Global Health Care Fund
2013	24,496	39.228563	to	39.228563	960,962	0.45%	to	0.45%	0.70%	to	0.70%	39.91%	to	39.91%
2012	22,384	28.038257	to	28.038257	627,596	0.45%	to	0.45%	—	to	—	20.36%	to	20.36%
2011	20,879	23.296175	to	23.296175	486,393	0.45%	to	0.45%	—	to	—	3.48%	to	3.48%
2010	27,071	22.512051	to	22.512051	609,415	0.45%	to	0.45%	—	to	—	4.82%	to	4.82%
2009	31,758	21.476816	to	21.476816	682,067	0.45%	to	0.45%	0.35%	to	0.35%	27.10%	to	27.10%
Invesco V.I. Technology Fund
2013	37,511	19.793343	to	19.793343	742,463	0.45%	to	0.45%	—	to	—	24.58%	to	24.58%
2012	47,484	15.887776	to	15.887776	754,416	0.45%	to	0.45%	—	to	—	10.78%	to	10.78%
2011	59,455	14.341716	to	14.341716	852,691	0.45%	to	0.45%	0.18%	to	0.18%	(5.48)%	to	(5.48)%
2010	66,313	15.173279	to	15.173279	1,006,178	0.45%	to	0.45%	—	to	—	20.76%	to	20.76%
2009	67,511	12.564866	to	12.564866	848,264	0.45%	to	0.45%	—	to	—	56.69%	to	56.69%
MFS® Growth Series
2013	121,268	18.909534	to	35.981231	2,573,722	0.45%	to	1.40%	0.23%	to	0.24%	34.95%	to	36.24%
2012	130,204	14.012210	to	26.410655	2,035,076	0.45%	to	1.40%	—	to	—	15.76%	to	16.86%
2011	142,019	12.105043	to	22.600384	1,926,882	0.45%	to	1.40%	0.19%	to	0.19%	(1.71)%	to	(0.77)%
2010	161,707	12.315808	to	22.776332	2,294,949	0.45%	to	1.40%	0.11%	to	0.12%	13.74%	to	14.82%
2009	171,274	10.828514	to	19.836618	2,116,856	0.45%	to	1.40%	0.31%	to	0.32%	35.76%	to	37.06%
MFS® High Yield Portfolio+
2013	109,043	10.497039	to	10.548229	1,145,940	0.45%	to	1.40%	2.42%	to	2.43%	4.97%	to	5.48%
MFS® Strategic Income Portfolio+
2013	14,322	10.315465	to	10.315465	147,734	0.45%	to	0.45%	3.21%	to	3.21%	3.15%	to	3.15%
Neuberger Berman AMT Short Duration Bond Portfolio
2013	31,958	15.786914	to	15.786914	504,524	0.45%	to	0.45%	1.57%	to	1.57%	0.17%	to	0.17%
2012	76,317	15.760906	to	15.760906	1,202,815	0.45%	to	0.45%	2.89%	to	2.89%	4.14%	to	4.14%
2011	36,521	15.134949	to	15.134949	552,753	0.45%	to	0.45%	3.50%	to	3.50%	(0.16)%	to	(0.16)%
2010	32,142	15.159439	to	15.159439	487,258	0.45%	to	0.45%	5.41%	to	5.41%	4.81%	to	4.81%
2009	26,957	14.463430	to	14.463430	389,884	0.45%	to	0.45%	8.92%	to	8.92%	12.82%	to	12.82%
Neuberger Berman AMT Partners Portfolio
2013	27,224	26.160692	to	26.160692	712,194	0.45%	to	0.45%	1.17%	to	1.17%	30.55%	to	30.55%
2012	32,294	20.039247	to	20.039247	647,149	0.45%	to	0.45%	0.36%	to	0.36%	16.08%	to	16.08%
2011	56,793	17.263946	to	17.263946	980,478	0.45%	to	0.45%	—	to	—	(11.76)%	to	(11.76)%
2010	63,494	19.563912	to	19.563912	1,242,189	0.45%	to	0.45%	0.66%	to	0.66%	15.15%	to	15.15%
2009	70,054	16.990397	to	16.990397	1,190,248	0.45%	to	0.45%	2.60%	to	2.60%	55.37%	to	55.37%

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Pioneer Fund VCT Portfolio
2013	30,449	$17.240715	to	$17.240715	$524,969	0.45%	to	0.45%	1.26%	to	1.26%	32.69%	to	32.69%
2012	32,683	12.993582	to	12.993582	424,665	0.45%	to	0.45%	1.57%	to	1.57%	9.75%	to	9.75%
2011	40,659	11.839666	to	11.839666	481,387	0.45%	to	0.45%	1.56%	to	1.56%	(4.73)%	to	(4.73)%
2010	42,275	12.427931	to	12.427931	525,392	0.45%	to	0.45%	1.37%	to	1.37%	15.51%	to	15.51%
2009	50,949	10.759591	to	10.759591	548,189	0.45%	to	0.45%	1.82%	to	1.82%	24.64%	to	24.64%
DWS International VIP
2013	44,902	19.431985	to	19.431985	872,533	1.40%	to	1.40%	5.35%	to	5.35%	18.56%	to	18.56%
2012	54,058	16.390317	to	16.390317	886,015	1.40%	to	1.40%	2.17%	to	2.17%	18.97%	to	18.97%
2011	56,582	13.776911	to	13.776911	779,526	1.40%	to	1.40%	1.83%	to	1.83%	(17.83)%	to	(17.83)%
2010	64,042	16.766484	to	16.766484	1,073,759	1.40%	to	1.40%	2.12%	to	2.12%	0.21%	to	0.21%
2009	73,636	16.731430	to	16.731430	1,232,031	1.40%	to	1.40%	4.37%	to	4.37%	31.66%	to	31.66%
Pioneer Select Mid Cap Growth VCT Portfolio+
2013	39,206	33.179649	to	33.179649	1,300,857	0.45%	to	0.45%	—	to	—	41.82%	to	41.82%
2012	37,045	23.395846	to	23.395846	866,691	0.45%	to	0.45%	—	to	—	6.54%	to	6.54%
2011	41,450	21.958676	to	21.958676	910,188	0.45%	to	0.45%	—	to	—	(2.70)%	to	(2.70)%
2010	46,001	22.567845	to	22.567845	1,038,162	0.45%	to	0.45%	—	to	—	19.68%	to	19.68%
2009	49,628	18.856765	to	18.856765	935,814	0.45%	to	0.45%	—	to	—	43.91%	to	43.91%
Van Eck VIP Unconstrained Emerging Markets Bond Fund+
2013	5,915	21.079832	to	21.079832	124,682	0.45%	to	0.45%	2.87%	to	2.87%	(9.58)%	to	(9.58)%
2012	10,562	23.312272	to	23.312272	246,219	0.45%	to	0.45%	2.78%	to	2.78%	5.08%	to	5.08%
2011	12,010	22.186122	to	22.186122	266,434	0.45%	to	0.45%	8.40%	to	8.40%	7.65%	to	7.65%
2010	14,969	20.608677	to	20.608677	308,493	0.45%	to	0.45%	3.41%	to	3.41%	5.72%	to	5.72%
2009	14,063	19.493740	to	19.493740	274,139	0.45%	to	0.45%	4.69%	to	4.69%	5.51%	to	5.51%
Van Eck VIP Global Hard Assets Fund
2013	58,379	38.154616	to	38.154616	2,227,432	0.45%	to	0.45%	0.48%	to	0.48%	10.04%	to	10.04%
2012	30,147	34.674040	to	34.674040	1,045,329	0.45%	to	0.45%	0.69%	to	0.69%	2.92%	to	2.92%
2011	63,670	33.689418	to	33.689418	2,144,989	0.45%	to	0.45%	1.28%	to	1.28%	(16.83)%	to	(16.83)%
2010	72,297	40.504424	to	40.504424	2,928,359	0.45%	to	0.45%	0.35%	to	0.35%	28.66%	to	28.66%
2009	73,445	31.482933	to	31.482933	2,312,270	0.45%	to	0.45%	0.13%	to	0.13%	56.83%	to	56.83%
Wells Fargo Advantage VT Index Asset Allocation Fund
2013	105,203	15.919840	to	15.919840	1,674,812	1.40%	to	1.40%	1.64%	to	1.64%	17.97%	to	17.97%
2012	107,950	13.494946	to	13.494946	1,456,783	1.40%	to	1.40%	1.45%	to	1.45%	11.46%	to	11.46%
2011	120,608	12.107067	to	12.107067	1,460,200	1.40%	to	1.40%	3.03%	to	3.03%	5.00%	to	5.00%
2010	138,879	11.530034	to	11.530034	1,601,282	1.40%	to	1.40%	1.76%	to	1.76%	11.71%	to	11.71%
2009	169,030	10.320991	to	10.320991	1,744,553	1.40%	to	1.40%	2.05%	to	2.05%	13.85%	to	13.85%
Wells Fargo Advantage VT Total Return Bond Fund
2013	135,354	23.277091	to	23.277091	3,150,649	1.40%	to	1.40%	1.24%	to	1.24%	(3.79)%	to	(3.79)%
2012	162,436	24.193841	to	24.193841	3,929,952	1.40%	to	1.40%	1.45%	to	1.45%	4.63%	to	4.63%
2011	181,110	23.123450	to	23.123450	4,187,874	1.40%	to	1.40%	2.69%	to	2.69%	6.82%	to	6.82%
2010	223,397	21.647762	to	21.647762	4,836,033	1.40%	to	1.40%	3.39%	to	3.39%	5.57%	to	5.57%
2009	269,209	20.506317	to	20.506317	5,520,480	1.40%	to	1.40%	4.53%	to	4.53%	10.46%	to	10.46%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Wells Fargo Advantage VT Intrinsic Value Fund
2013	449,535	$25.219680	to	$25.219680	$11,337,118	1.40%	to	1.40%	1.02%	to	1.02%	28.49%	to	28.49%
2012	519,196	19.627291	to	19.627291	10,190,405	1.40%	to	1.40%	1.35%	to	1.35%	17.81%	to	17.81%
2011	575,388	16.660211	to	16.660211	9,586,090	1.40%	to	1.40%	0.53%	to	0.53%	(3.51)%	to	(3.51)%
2010	669,818	17.267065	to	17.267065	11,565,790	1.40%	to	1.40%	0.86%	to	0.86%	12.25%	to	12.25%
Wells Fargo Advantage VT International Equity Fund
2013	8,187	13.807063	to	13.807063	113,036	1.40%	to	1.40%	2.06%	to	2.06%	17.86%	to	17.86%
2012	6,841	11.714788	to	11.714788	80,139	1.40%	to	1.40%	1.32%	to	1.32%	11.90%	to	11.90%
2011	7,625	10.468544	to	10.468544	79,824	1.40%	to	1.40%	0.18%	to	0.18%	(14.12)%	to	(14.12)%
2010	7,758	12.189978	to	12.189978	94,576	1.40%	to	1.40%	—	to	—	21.90%	to	21.90%
2009	11,970	6.964463	to	6.964463	83,364	1.40%	to	1.40%	2.92%	to	2.92%	11.09%	to	11.09%
Wells Fargo Advantage VT Small Cap Growth Fund
2013	78,100	28.319807	to	28.319807	2,211,776	1.40%	to	1.40%	—	to	—	48.14%	to	48.14%
2012	89,030	19.116281	to	19.116281	1,701,939	1.40%	to	1.40%	—	to	—	6.37%	to	6.37%
2011	96,413	17.971076	to	17.971076	1,732,648	1.40%	to	1.40%	—	to	—	(5.92)%	to	(5.92)%
2010	103,208	19.102545	to	19.102545	1,971,546	1.40%	to	1.40%	—	to	—	25.01%	to	25.01%
2009	122,831	15.280749	to	15.280749	1,876,941	1.40%	to	1.40%	—	to	—	50.53%	to	50.53%
Wells Fargo Advantage VT Discovery Fund
2013	16,501	49.448832	to	49.448832	815,941	0.45%	to	0.45%	0.01%	to	0.01%	43.16%	to	43.16%
2012	17,857	34.542066	to	34.542066	616,814	0.45%	to	0.45%	—	to	—	17.21%	to	17.21%
2011	19,110	29.471008	to	29.471008	563,205	0.45%	to	0.45%	—	to	—	(0.03)%	to	(0.03)%
2010	21,874	29.479222	to	29.479222	644,843	0.45%	to	0.45%	—	to	—	34.93%	to	34.93%
2009	18,730	21.847241	to	21.847241	409,200	0.45%	to	0.45%	—	to	—	39.68%	to	39.68%
Wells Fargo Advantage VT Opportunity Fund
2013	6,631	15.212699	to	15.212699	100,876	1.40%	to	1.40%	0.18%	to	0.18%	28.86%	to	28.86%
2012	9,286	11.805261	to	11.805261	109,629	1.40%	to	1.40%	0.09%	to	0.09%	13.92%	to	13.92%
2011	11,186	10.363058	to	10.363058	115,918	1.40%	to	1.40%	—	to	—	3.63%	to	3.63%

  *  This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  ***  This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

Variable Account D

Union Security Insurance Company
Notes to Financial Statements — (concluded)
December 31, 2013

Riders:

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various rider charges: Enhanced Death Benefit charge maximum of 0.45%, Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2013 and through the financial statement issuance date of March 28, 2014, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Independent Auditor's Report

To the Board of Directors and Stockholder of
Union Security Insurance Company

We have audited the accompanying consolidated financial statements of Union Security Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Union Security Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the consolidated financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated financial statements taken as a whole.

PricewaterhouseCoopers LLP
Kansas City, MO
April 15, 2014

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2013 and 2012

	December 31,
	2013	2012
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $2,315,654 in 2013 and $2,460,930 in 2012)	$2,592,484	$2,945,407
Equity securities available for sale, at fair value (cost — $94,467 in 2013 and $76,808 in 2012)	100,266	91,093
Commercial mortgage loans on real estate, at amortized cost	562,368	628,506
Policy loans	12,461	12,802
Short-term investments	64,457	41,480
Collateral held/pledged under securities agreements	42,232	42,540
Other investments	116,785	109,547
Total investments	3,491,053	3,871,375
Cash and cash equivalents	17,641	5,092
Premiums and accounts receivable, net	71,304	68,699
Reinsurance recoverables	1,837,380	1,803,405
Accrued investment income	37,492	39,659
Deferred acquisition costs	24,521	20,600
Tax receivable	9,090	0
Goodwill	17,285	17,285
Value of business acquired	11,555	13,105
Other intangible assets, net	16,548	18,335
Other assets	6,323	8,577
Assets held in separate accounts	1,715,625	1,510,458
Total assets	$7,255,817	$7,376,590
Liabilities
Future policy benefits and expenses	$2,743,876	$2,804,648
Unearned premiums	30,535	30,021
Claims and benefits payable	1,679,730	1,695,090
Commissions payable	16,330	15,970
Deferred gain on disposal of businesses	62,313	73,529
Obligation under securities agreements	42,229	42,534
Accounts payable and other liabilities	138,975	138,512
Deferred income taxes, net	22,242	69,917
Tax payable	0	13,224
Liabilities related to separate accounts	1,715,625	1,510,458
Total liabilities	6,451,855	6,393,903
Commitments and contingencies (Note 16)
Stockholder's equity
Common stock, average par value $0.32 per share, 23,083,000 shares authorized, 2,613,241 issued and outstanding at December 31, 2013 and 2012	5,230	5,230
Additional paid-in capital	515,400	515,400
Retained earnings	103,231	141,467
Accumulated other comprehensive income	180,101	320,590
Total stockholder's equity	803,962	982,687
Total liabilities and stockholder's equity	$7,255,817	$7,376,590

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Revenues
Net earned premiums	$1,001,631	$1,007,986	$1,074,316
Net investment income	182,960	198,728	203,635
Net realized gains on investments, excluding other-than-temporary investment losses	13,489	10,026	3,435
Total other-than-temporary investment losses	(1,969)	(53)	(3,296)
Portion of net gain recognized in other comprehensive income, before taxes	104	0	312
Net other-than-temporary investment losses recognized in earnings	(1,865)	(53)	(2,984)
Amortization of deferred gains on disposal of businesses	11,216	12,506	13,862
Fees and other income	8,877	8,416	7,914
Total revenues	1,216,308	1,237,609	1,300,178
Benefits, losses and expenses
Policyholder benefits	745,247	731,862	817,575
Amortization of deferred acquisition costs and value of business acquired	29,988	28,758	28,785
Underwriting, general and administrative expenses	348,232	346,292	349,663
Total benefits, losses and expenses	1,123,467	1,106,912	1,196,023
Income before provision for income taxes	92,841	130,697	104,155
Provision for income taxes	30,077	41,292	24,854
Net income	$62,764	$89,405	$79,301

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2013, 2012 and 2011

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Net income	$62,764	$89,405	$79,301
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $75,389, $(53,838), and $(55,818), respectively	(140,008)	99,986	103,662
Change in other-than-temporary impairment (losses) gains recognized in other comprehensive income, net of taxes of $259, $(1,881), and $343, respectively	(481)	3,493	(637)
Total other comprehensive (loss) income	(140,489)	103,479	103,025
Total comprehensive (loss) income	$(77,725)	$192,884	$182,326

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
At December 31, 2013, 2012 and 2011

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2011, as previously reported	$5,000	$475,635	$116,044	$114,017	$710,696
Transfer of Dental Companies	230	18,189	4,517	69	23,005
Adjusted balance, January 1, 2011	$5,230	$493,824	$120,561	$114,086	$733,701
Dividends	0	0	(32,000)	0	(32,000)
Capital contribution (Note 7)	0	21,576	0	0	21,576
Net income	0	0	79,301	0	79,301
Other comprehensive income	0	0	0	103,025	103,025
Balance, December 31, 2011	$5,230	$515,400	$167,862	$217,111	$905,603
Dividends	0	0	(115,800)	0	(115,800)
Net income	0	0	89,405	0	89,405
Other comprehensive income	0	0	0	103,479	103,479
Balance, December 31, 2012	$5,230	$515,400	$141,467	$320,590	$982,687
Dividends	0	0	(101,000)	0	(101,000)
Net income	0	0	62,764	0	62,764
Other comprehensive loss	0	0	0	(140,489)	(140,489)
Balance, December 31, 2013	$5,230	$515,400	$103,231	$180,101	$803,962

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Operating activities
Net income	$62,764	$89,405	$79,301
Adjustments to reconcile net income to net cash used in operating activities:
Change in reinsurance recoverable	3,582	16,662	(75,379)
Change in premiums and accounts receivable	(2,857)	(2,128)	6,307
Depreciation and amortization	5,855	6,175	6,258
Change in deferred acquisition costs and value of business acquired	(2,371)	(235)	2,893
Change in accrued investment income	2,167	2,621	(312)
Change in insurance policy reserves and expenses	(114,145)	(161,767)	(20,981)
Change in accounts payable and other liabilities	1,178	(10,496)	(5,586)
Change in commissions payable	360	1,557	(348)
Amortization of deferred gain on disposal of businesses	(11,216)	(12,506)	(13,862)
Change in income taxes	5,659	18,472	(10,702)
Net realized gains on investments	(11,624)	(9,973)	(451)
Other	(89)	(2,976)	645
Net cash used in operating activities	(60,737)	(65,189)	(32,217)
Investing activities
Sales of:
Fixed maturity securities available-for-sale	383,298	292,422	232,195
Equity securities available for sale	55,938	28,584	46,629
Other invested assets	15,557	18,553	10,942
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	124,414	228,181	201,577
Commercial mortgage loans on real estate	136,292	63,099	42,182
Purchase of:
Fixed maturity securities available-for-sale	(363,489)	(445,751)	(421,872)
Equity securities available for sale	(64,804)	(26,491)	(3,500)
Commercial mortgage loans on real estate	(68,571)	(20,412)	(14,661)
Other invested assets	(21,713)	(18,076)	(17,994)
Change in short-term investments	(22,977)	43,277	(13,792)
Change in collateral held under securities lending	305	296	14,637
Change in policy loans	341	20	419
Net cash provided by investing activities	174,591	163,702	76,762
Financing activities
Dividends paid	(101,000)	(115,800)	(32,000)
Change in obligation under securities lending	(305)	(296)	(14,637)
Net cash used in financing activities (1)	(101,305)	(116,096)	(46,637)
Change in cash and cash equivalents	12,549	(17,583)	(2,092)
Cash and cash equivalents at beginning of period	5,092	22,675	24,767
Cash and cash equivalents at end of period	$17,641	$5,092	$22,675
Supplemental information:
Income taxes paid	$29,311	$26,472	$36,255

(1)  During 2011, a $21,576 non-cash capital contribution in the form of a deferred tax asset was made from Assurant, Inc. (the "Parent"). See Note 7 for more information.

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Notes to Consolidated Financial Statements
Years Ended December 31, 2013, 2012 and 2011
(In thousands except number of shares and per share amounts)

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance ("preneed"). The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

Effective January 1, 2013, nine dental companies, indirect wholly owned subsidiaries of the Parent (the "Dental Companies"), were merged into the operations of the Company. Accordingly, all prior period amounts have been restated to conform to the 2013 presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive (Loss) Income

Comprehensive (loss) income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2013 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The Company engages in collateralized transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. The collateral held under these securities lending transactions is reported at fair value and the obligation is reported at the amount of the collateral received. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions and compensation to sales representatives. Certain direct response advertising expenses are deferred when the primary purpose of the advertising is to elicit sales to customers who can be shown to have specifically responded to the advertising and the direct response advertising results in probable future benefits.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and certain life insurance policies no longer offered are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers, costs of issuing new certificates, and compensation to sales representatives. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct response advertising costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability, group dental and group vision consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Property and Equipment

Property and equipment are included in other assets and reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives, not to exceed 20 years. Property and equipment are assessed for impairment when impairment indicators exist.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test. The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill. Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2013 and 2012, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed and we concluded the estimated fair value exceeded its respective book value and therefore goodwill was not impaired. See Note 4 & 13 for further information.

Value of Businesses Acquired

VOBA is an identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies. For all other products, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested annually in the fourth quarter for recoverability. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2013 and 2012 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

Other Assets

Other assets primarily include prepaid items.

Other Intangible Assets

Other intangible assets that have finite lives, including but not limited to, customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. At the time of the annual impairment test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2013 or 2012.

Amortization expense is included in underwriting, general and administrative expenses in the consolidated statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverages, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include preneed life insurance policies and annuity contracts, traditional life insurance policies no longer offered, policies disposed of via reinsurance (FFG and LTC contracts), group worksite policies, group life conversion policies and certain medical policies.

Future policy benefits and expense reserves for LTC, certain life and annuity insurance policies no longer offered, the traditional life insurance contracts within FFG and group worksite contracts are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years' income in a constant relationship to estimated gross profits.

Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Reserves for group worksite policies include case reserves and incurred but not reported ("IBNR") reserves which equal the net present value of the expected future claims payments. Worksite group disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Risks related to the reserves recorded for policies under FFG and LTC have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue recognized accordingly. Based on the Company's 2013 and 2012 annual reviews, there were no adjustments to the estimates affecting the deferred gain.

Premiums

Long Duration Contracts

Currently, the Company's long duration contracts which are actively being sold are group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.

The Company also derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.

Recent Accounting Pronouncements — Adopted

On September 30, 2012, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Under this amended guidance, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset, unless the entity determines, based on qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment and did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the guidance on fair value measurement. This amended guidance changes certain fair value measurement principles and expands required disclosures to include quantitative and qualitative information about unobservable inputs in Level 3 measurements to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards. The adoption of this guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modified the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these consolidated financial statements.

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income. This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company's previously applied option to report other comprehensive income and its components in the statement of changes in stockholder's equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance. The adoption of the new presentation requirements did not have an impact on the Company's financial position or results of operations.

Recent Accounting Pronouncements — Not Yet Adopted

In July 2013, the Financial Accounting Standards Board ("FASB") issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The guidance is effective for interim and annual periods beginning after December 15, 2013. The Company will be adopting this presentation as of the effective date and does not expect any net impact to the Company's financial position and results of operations.

In July 2011, the FASB issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their statement of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. In the first quarter of 2014, the estimated liability for the mandated fees and the corresponding deferred cost asset of $5,000 will be recorded in accounts payable and other liabilities and in other assets, respectively, on the consolidated balances sheets. The deferred cost asset will be amortized ratably over the calendar year to underwriting, general and administrative expense in the consolidated statements of operations. This is an estimated amount and may be adjusted once the assessment is received from the federal government.

3. INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,562	$269	$0	$22,831	$0
States, municipalities and political subdivisions	46,457	2,284	(197)	48,544	0
Foreign governments	22,381	2,072	0	24,453	0
Asset-backed	789	62	0	851	0
Commercial mortgage-backed	5,223	314	0	5,537	0
Residential mortgage-backed	72,219	5,878	(355)	77,742	2,482
Corporate	2,146,023	269,657	(3,154)	2,412,526	10,988
Total fixed maturity securities	$2,315,654	$280,536	$(3,706)	$2,592,484	$13,470
Equity securities:
Common stocks	$92	$326	$0	$418	$0
Non-redeemable preferred stocks	94,375	7,559	(2,086)	99,848	0
Total equity securities	$94,467	$7,885	$(2,086)	$100,266	$0
	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,604	$423	$0	$23,027	$0
States, municipalities and political subdivisions	48,315	5,120	0	53,435	0
Foreign governments	25,908	3,794	(817)	28,885	0
Asset-backed	950	33	0	983	0
Commercial mortgage-backed	6,403	619	0	7,022	0
Residential mortgage-backed	78,868	8,347	(1)	87,214	1,654
Corporate	2,277,882	469,260	(2,301)	2,744,841	12,554
Total fixed maturity securities	$2,460,930	$487,596	$(3,119)	$2,945,407	$14,208
Equity securities:
Common stocks	$92	$205	$0	$297	$0
Non-redeemable preferred stocks	76,716	14,855	(775)	90,796	0
Total equity securities	$76,808	$15,060	$(775)	$91,093	$0

(a)  Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2013 and 2012. At December 31, 2013 and 2012, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $11,265 and $0, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2013 and 2012, revenue bonds account for 43% and 46% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily sales tax revenues, airport and marina, and miscellaneous sources such as bond banks, finance authorities and appropriations.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% and 5% of our corporate securities as of December 31, 2013 and 2012, respectively. No other European country represented more than 2% of our corporate securities as of December 31, 2013 and 2012. All the European investments are denominated in U.S. dollars. The Company's international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2013 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$74,962	$76,034
Due after one year through five years	263,996	288,952
Due after five years through ten years	460,638	498,946
Due after ten years	1,437,827	1,644,422
Total	2,237,423	2,508,354
Asset-backed	789	851
Commercial mortgage-backed	5,223	5,537
Residential mortgage-backed	72,219	77,742
Total	$2,315,654	$2,592,484

Major categories of net investment income were as follows:

	Years Ended December 31,
	2013	2012	2011
Fixed maturity securities	$143,493	$152,637	$158,091
Equity securities	5,984	5,676	7,696
Commercial mortgage loans on real estate	36,336	39,767	42,448
Policy loans	802	789	792
Short-term investments	22	57	122
Other investments	3,580	6,314	1,263
Cash and cash equivalents	1	0	9
Total investment income	190,218	205,240	210,421
Investment expenses	(7,258)	(6,512)	(6,786)
Net investment income	$182,960	$198,728	$203,635

No material investments of the Company were non-income producing for the years ended December 31, 2013, 2012 and 2011.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2013	2012	2011
Proceeds from sales	$438,984	$320,471	$278,234
Gross realized gains	23,898	11,995	10,309
Gross realized losses	11,173	4,046	6,701

For securities sold at a loss during 2013, the average period of time these securities were trading continuously at a price below book value was approximately 12 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2013	2012	2011
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$4,554	$10,496	$6,457
Equity securities	8,793	(2,203)	(2,343)
Commercial mortgage loans on real estate	1,599	1,734	(679)
Short-term investments	0	(1)	0
Other investments	(1,457)	0	0
Total net realized gains related to sales and other	13,489	10,026	3,435
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(1,865)	(14)	(2,974)
Equity securities	0	(39)	(10)
Total net realized losses related to other-than-temporary impairments	(1,865)	(53)	(2,984)
Total net realized gains	$11,624	$9,973	$451

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2013, the Company recorded $1,969 of OTTI, of which $1,865 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount, $104, related to all other factors and was recorded as an unrealized loss component of AOCI. For the twelve months ended December 31, 2012, the Company recorded $53 of OTTI, all of which was related to credit losses and recorded as net OTTI losses recognized in earnings.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2013	2012	2011
Balance, beginning of year	$26,970	$29,374	$29,322
Additions for credit loss impairments recognized in the current period on securities not previously impaired	0	0	554
Additions for credit loss impairments recognized in the current period on securities previously impaired	87	14	445
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(123)	(403)	(153)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(12,770)	(2,015)	(794)
Balance, end of year	$14,164	$26,970	$29,374

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
States, municipalities and political subdivisions	$7,278	$(197)	$0	$0	$7,278	$(197)
Residential mortgage-backed	25,457	(331)	520	(24)	25,977	(355)
Corporate	160,115	(3,078)	4,343	(76)	164,458	(3,154)
Total fixed maturity securities	$192,850	$(3,606)	$4,863	$(100)	$197,713	$(3,706)
Equity securities:
Non-redeemable preferred stocks	$38,711	$(1,970)	$3,524	$(116)	$42,235	$(2,086)
	December 31, 2012
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Foreign governments	$0	$0	$6,248	$(817)	$6,248	$(817)
Residential mortgage-backed	547	(1)	0	0	547	(1)
Corporate	58,846	(1,235)	20,176	(1,066)	79,022	(2,301)
Total fixed maturity securities	$59,393	$(1,236)	$26,424	$(1,883)	$85,817	$(3,119)
Equity securities:
Non-redeemable preferred stocks	$4,086	$(41)	$9,245	$(734)	$13,331	$(775)

Total gross unrealized losses represent approximately 2% and 4% of the aggregate fair value of the related securities at December 31, 2013 and 2012, respectively. Approximately 96% and 33% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2013 and 2012, respectively. The total gross unrealized losses are comprised of 151 and 120 individual securities at December 31, 2013 and 2012, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2013 and 2012. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2013, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's residential mortgage-backed and corporate fixed maturity securities, and in non-redeemable preferred stocks. The Company's corporate fixed maturity securities loss position relates to securities in the industrial sector. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2013, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2013, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2013, by contractual maturity, is shown below:

	Cost or Amortized Cost	Fair Value
Due in one year or less	$502	$501
Due after one year through five years	11,623	11,512
Due after five years through ten years	86,566	85,323
Due after ten years	76,396	74,400
Total	175,087	171,736
Residential mortgage-backed	26,332	25,977
Total	$201,419	$197,713

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2013, approximately 7.7% of our residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.2% of the total fixed income portfolio and 0.9% of the total unrealized gain position. Of the securities with sub-prime exposure, approximately 26.4% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2013, approximately 37% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $22 to $12,500 at December 31, 2013 and from $36 to $11,588 at December 31, 2012.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2013
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$497,411	88.2%	2.08
71 - 80%	41,943	7.4%	1.60
81 - 95%	18,687	3.3%	1.35
Greater than 95%	6,374	1.1%	0.85
Gross commercial mortgage loans	564,415	100.0%	2.01
Less valuation allowance	(2,047)
Net commercial mortgage loans	$562,368
	December 31, 2012
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$545,156	86.2%	1.98
71 - 80%	41,449	6.6%	1.31
81 - 95%	31,378	5.0%	0.92
Greater than 95%	14,169	2.2%	1.06
Gross commercial mortgage loans	632,152	100.0%	1.86
Less valuation allowance	(3,646)
Net commercial mortgage loans	$628,506

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $2,047 and $3,646 at December 31, 2013 and 2012, respectively. In 2013 and 2012, the loan valuation allowance was decreased $1,599 and $1,735, respectively, due to changing economic conditions and geographic concentrations.

At December 31, 2013, the Company had mortgage loan commitments outstanding of approximately $10,325 and is committed to fund additional capital contributions of $6,704 to real estate joint ventures.

The Company has fixed maturity securities of $11,792 and $11,960 at December 31, 2013 and 2012, respectively, on deposit with various governmental authorities as required by law.

The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2013 and 2012, the CPI CAPs included in other assets amounted to $2,016 and $5,110, respectively. The loss recorded in the results of operations totaled $3,094, $1,917, and $1,052 for the years ended December 31, 2013, 2012 and 2011, respectively.

Collateralized Transactions

The Company engages in transactions in which fixed maturity securities, primarily bonds issued by the U.S. government and government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2013 and 2012, our collateral held under securities lending, of which its use is unrestricted, was $42,232 and $42,540, respectively, and is included in the consolidated balance sheets under the collateral held/pledged under securities agreements. Our liability to the borrower for collateral received was $42,229 and $42,534, respectively, and is included in the consolidated balance sheets under the obligation under securities agreements. The difference between the collateral held and obligations under securities lending is recorded as an unrealized gain and is included as part of AOCI. All securities are in an unrealized gain position as of December 31, 2013 and 2012. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4. FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and December 31, 2012. The amounts presented below for Collateral held/pledged under securities agreements, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2013
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$22,831	$0		$22,831		$0
State, municipalities and political subdivisions	48,544	0		48,544		0
Foreign governments	24,453	0		24,453		0
Asset-backed	851	0		851		0
Commercial mortgage-backed	5,537	0		5,238		299
Residential mortgage-backed	77,742	0		76,858		884
Corporate	2,412,526	0		2,388,974		23,552
Equity securities:
Common stocks	418	418		0		0
Non-redeemable preferred stocks	99,848	0		98,828		1,020
Short-term investments	64,457	64,407	(b)	50		0
Collateral held/pledged under securities agreements	32,832	29,678	(b)	3,154	(c)	0
Cash equivalents	10,501	10,501	(b)	0		0
Other assets	2,016	0		0		2,016	(d)
Assets held in separate accounts	1,714,839	1,660,079	(a)	54,760	(c)	0
Total financial assets	$4,517,395	$1,765,083		$2,724,541		$27,771
Financial Liabilities
Liabilities related to separate accounts	$1,714,839	$1,660,079	(a)	$54,760	(c)	$0
	December 31, 2012
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$23,027	$0		$23,027		$0
State, municipalities and political subdivisions	53,435	0		53,435		0
Foreign governments	28,885	0		28,316		569
Asset-backed	983	0		983		0
Commercial mortgage-backed	7,022	0		6,384		638
Residential mortgage-backed	87,214	0		86,073		1,141
Corporate	2,744,841	0		2,712,465		32,376
Equity securities:
Common stocks	297	297		0		0
Non-redeemable preferred stocks	90,796	0		90,786		10
Short-term investments	41,480	41,480	(b)	0		0
Collateral held/pledged under securities agreements	33,540	30,950	(b)	2,590	(c)	0
Cash equivalents	1	1	(b)	0		0
Other assets	5,110	0		0		5,110	(d)
Assets held in separate accounts	1,509,404	1,437,165	(a)	72,239	(c)	0
Total financial assets	$4,626,035	$1,509,893		$3,076,298		$39,844
Financial Liabilities
Liabilities related to separate accounts	$1,509,404	$1,437,165	(a)	$72,239	(c)	$0

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

(d)  Mainly includes the CPI Caps.

There were no transfers between Level 1 and Level 2 financial assets during either period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
Foreign governments	$569	$0	$(17)	$0	$0	$0	$(552)	$0
Commercial mortgage-backed	638	5	(11)	0	(333)	0	0	299
Residential mortgage-backed	1,141	(8)	(26)	0	(223)	0	0	884
Corporate	32,376	1,462	(1,764)	1,597	(4,700)	2,474	(7,893)	23,552
Equity Securities
Non-redeemable preferred stocks	10	7	(120)	2,306	(1,173)	0	(10)	1,020
Other assets	5,110	(3,094)	0	0	0	0	0	2,016
Total level 3 assets	$39,844	$(1,628)	$(1,938)	$3,903	$(6,429)	$2,474	$(8,455)	$27,771
	Year Ended December 31, 2012
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
Foreign governments	$535	$0	$34	$0	$0	$0	$0	$569
Commercial mortgage-backed	452	13	1	0	(552)	724	0	638
Residential mortgage-backed	0	(4)	48	0	(140)	1,237	0	1,141
Corporate	30,706	(115)	2,678	3,424	(5,917)	1,600	0	32,376
Equity Securities
Non-redeemable preferred stocks	10	0	9	0	0	3	(12)	10
Other assets	7,027	(1,917)	0	0	0	0	0	5,110
Total level 3 assets	$38,730	$(2,023)	$2,770	$3,424	$(6,609)	$3,564	$(12)	$39,844

(1)  Included as part of net realized gains on investments in the consolidated statement of operations.

(2)  Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.

(3)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the market valuation technique is generally used. For certain privately placed corporate bonds and the CPI Caps, the income valuation technique is generally used. For the years ended December 31, 2013 and 2012, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2013 and 2012, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing service utilizing monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing service utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Short-term investments, collateral held/pledged under securities agreements, cash equivalents, and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2013 and 2012, consisted of fixed maturity and equity securities and derivatives. All of the Level 3 fixed maturity and equity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity and equity securities, $13,821 and $19,532 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2013 and 2012, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $11,934 and $15,202 were priced internally using independent and non-binding broker quotes as of December 31, 2013 and 2012, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price. Further details on Level 3 derivative investment types follow:

Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

For its 2013, 2012 and 2011 fourth quarter annual goodwill impairment tests, the Company performed a Step 1 analysis. Based on these analyses, it was determined that goodwill was not impaired. See Note 13 for further information.

The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital.

After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2013 earnings and price to estimated 2014 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2013, 2012 and 2011.

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Collateral held/pledged under securities agreements

•  Other assets

•  Assets held in separate accounts

•  Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The models inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Obligations under securities agreements: obligation under securities agreements is reported at the amount of cash received from the selected broker/dealers.

The following table discloses the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2013
	Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$562,368	$632,820	$0	$0	$632,820
Policy loans	12,461	12,461	12,461	0	0
Total financial assets	$574,829	$645,281	$12,461	$0	$632,820
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$236,508	$250,660	$0	$0	$250,660
Obligation under securities agreements	42,229	42,229	42,229	0	0
Total financial liabilities	$278,737	$292,889	$42,229	$0	$250,660
	December 31, 2012
	Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$628,506	$704,414	$0	$0	$704,414
Policy loans	12,802	12,802	12,802	0	0
Total financial assets	$641,308	$717,216	$12,802	$0	$704,414
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$240,633	$265,756	$0	$0	$265,756
Obligation under securities agreements	42,534	42,534	42,534	0	0
Total financial liabilities	$283,167	$308,290	$42,534	$0	$265,756

(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company's income comes from domestic sources. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2013	2012	2011
Current expense	$2,693	$23,415	$30,487
Deferred expense (benefit)	27,384	17,877	(5,633)
Total income tax expense	$30,077	$41,292	$24,854

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2013	2012	2011
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends received deduction	(2.5)	(1.7)	(2.2)
Tax exempt interest	(0.3)	(0.2)	(0.2)
Permanent nondeductible expenses	0.3	0.3	0.6
Change in liability for prior years' taxes	0.2	(2.1)	0.1
Change in valuation allowance	0.0	0.0	(10.1)
Other	(0.3)	0.3	0.7
Effective income tax rate	32.4%	31.6%	23.9%

The valuation allowance was eliminated in 2011.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2013, 2012, and 2011, is as follows:

	Years Ended December 31,
	2013	2012	2011
Balance at beginning of year	$(776)	$(2,187)	$(2,169)
Additions based on tax positions related to the current year	(92)	0	0
Reductions based on tax positions related to the current year	10	42	831
Additions for tax positions of prior years	(381)	(1,585)	(937)
Reductions for tax positions of prior years	857	2,043	88
Settlements	0	911	0
Balance at end of year	$(382)	$(776)	$(2,187)

The total unrecognized tax benefit, $448, $240 and $2,967, for 2013, 2012 and 2011, respectively, which includes interest, would impact the Company's consolidated effective tax rate if recognized. The liability for unrecognized tax benefits is included in the Company's tax payable on its consolidated balance sheets.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2013 and 2011, the Company recognized $21 and $103 of interest expense, respectively, related to income tax matters. During the year ended December 31, 2012, the Company recognized $564 of interest income related to income tax matters. The Company had $140 and $2,286 of interest accrued at December 31, 2013 and 2012, respectively. No penalties have been accrued.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2008, and is currently under U.S. federal income tax audit for years 2009 through 2011. This audit cycle began April 2013. Substantially all state and local income tax matters have been concluded for the years through 2009.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2013	2012
Deferred Tax Assets
Deferred gain on disposal of businesses	$21,883	$25,822
Investments, net	48,551	67,923
Policyholder and separate account reserves	0	1,963
Deferred acquisition costs	13,466	16,928
Compensation related	1,598	905
Employee and post-retirement benefits	1,642	902
Total deferred tax asset	87,140	114,443
Deferred Tax Liabilities
Net unrealized appreciation on securities	(99,002)	(174,650)
Policyholder and separate account reserves	(2,058)	0
Accrued liabilities	(1,934)	(1,255)
Other	(6,388)	(8,455)
Total deferred tax liability	(109,382)	(184,360)
Net deferred income tax liability	$(22,242)	$(69,917)

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $87,140 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2013, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2013	2012
Insurance premiums receivable	$58,872	$57,685
Other receivables	16,916	15,560
Allowance for uncollectible amounts	(4,484)	(4,546)
Total	$71,304	$68,699

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 23,083,000 shares of common stock with an average par value of $0.32 per share. There are 2,613,241 shares issued and outstanding as of December 31, 2013 and 2012. All the outstanding shares at December 31, 2013 are owned by the Parent (see Note 1). The Company paid dividends of $101,000, $115,800 and $32,000 at December 31, 2013, 2012 and 2011, respectively.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Parent contributed capital of $21,576 in the year ending December 31, 2011, in the form of a deferred tax asset. The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company's net capital gains. There was no capital contributed in 2013 or 2012.

8. STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2013	2012	2011
Statutory net income	$85,356	$95,272	$69,147
Statutory capital and surplus	$436,457	$459,009	$479,767

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid dividends of $101,000, of which $29,860 was ordinary and $71,140 was extraordinary during the year ended December 31, 2013. The Company declared and paid dividends of $115,800, of which $79,941 was ordinary and $35,859 was extraordinary during the year ended December 31, 2012. The Company declared and paid ordinary dividends of $32,000 during the year ended December 31, 2011. No extraordinary dividends were declared and paid in 2011. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to approximately $58,378 to the Parent in 2014 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company's total adjusted capital ("TAC") to its risk-based capital ("RBC") (the "RBC Ratio"). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.

Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.

As of December 31, 2013, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2013, the TAC of the Company subject to RBC requirements was $473,043, and the corresponding Authorized Control Level was $78,250.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2013	2012
Ceded future policyholder benefits and expenses	$1,560,436	$1,548,052
Ceded unearned premium	17,792	18,485
Ceded claims and benefits payable	247,777	222,575
Ceded paid losses	11,375	14,293
Total	$1,837,380	$1,803,405

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2013 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$906,343	$17,611	$229,632	$318	$1,153,904
A or A–	616,646	35	14,343	28	631,052
B++ or B+	37,129	146	274	0	37,549
Not rated	318	0	3,528	11,029	14,875
Reinsurance recoverable	$1,560,436	$17,792	$247,777	$11,375	$1,837,380

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A- and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and the Hartford. The total amount of recoverable for these two reinsurers is $1,728,839 as of December 31, 2013. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2013			2012			2011
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$207,159	$823,576	$1,030,735	$212,727	$827,048	$1,039,775	$213,074	$856,995	$1,070,069
Premiums assumed	9,709	140,971	150,680	11,983	146,130	158,113	12,093	181,799	193,892
Premiums ceded	(164,698)	(15,086)	(179,784)	(175,042)	(14,860)	(189,902)	(176,115)	(13,530)	(189,645)
Net earned premiums	$52,170	$949,461	$1,001,631	$49,668	$958,318	$1,007,986	$49,052	$1,025,264	$1,074,316
Direct policyholder benefits	$369,169	$548,631	$917,800	$344,022	$535,016	$879,038	$459,153	$570,538	$1,029,691
Policyholder benefits assumed	23,556	138,485	162,041	24,519	133,285	157,804	27,198	171,506	198,704
Policyholder benefits ceded	(325,982)	(8,612)	(334,594)	(297,768)	(7,212)	(304,980)	(404,044)	(6,776)	(410,820)
Net policyholder benefits	$66,743	$678,504	$745,247	$70,773	$661,089	$731,862	$82,307	$735,268	$817,575

The Company had $843,181 and $866,022, respectively, of invested assets held in trusts or by custodians as of December 31, 2013 and 2012, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance primarily for loss protection and business dispositions.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought Life Insurance Company whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by Service Corporation International for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $585,108 and $592,972 as of December 31, 2013 and 2012, respectively. The reinsurance recoverable from John Hancock was $1,143,731 and $1,098,310 as of December 31, 2013 and 2012, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2013, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10. RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2013				December 31, 2012
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Preneed life insurance policies and investment-type annuity contracts	$976,837	$101	$4,189	$3,003	$1,045,632	$203	$4,115	$3,419
Life insurance no longer offered	258,513	528	1,140	2,521	266,556	535	2,577	4,155
FFG, LTC and other disposed businesses	1,474,858	17,623	205,524	26,351	1,458,326	18,282	194,014	15,197
All other	33,668	461	14,595	8,324	34,134	447	15,418	8,710

	December 31, 2013				December 31, 2012
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Short Duration Contracts:
Group term life	$0	$4,039	$161,042	$28,480	$0	$3,558	$163,124	$29,483
Group disability	0	2,435	1,086,870	111,546	0	2,067	1,113,761	115,664
Medical	0	244	1,895	1,205	0	331	2,181	1,678
Dental	0	4,921	2,245	16,787	0	4,459	2,287	15,161
Credit life and disability	0	2	0	2,203	0	2	0	1,698
All other	0	181	245	1,565	0	137	196	2,252
Total	$2,743,876	$30,535	$1,477,745	$201,985	$2,804,648	$30,021	$1,497,673	$197,417

The following table provides a roll forward of the Company's product lines with the most significant claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2010, gross of reinsurance	$206,741	$1,314,927
Less: Reinsurance ceded and other (1)	(2,711)	(33,721)
Balance as of January 1, 2011, net of reinsurance	204,030	1,281,206
Incurred losses related to:
Current year	135,665	314,115
Prior year's interest	7,723	56,778
Prior year (s)	(24,094)	(64,669)
Total incurred losses	119,294	306,224
Paid losses related to:
Current year	82,629	63,057
Prior year (s)	37,815	268,612
Total paid losses	120,444	331,669
Balance as of December 31, 2011, net of reinsurance	202,880	1,255,761
Plus: Reinsurance ceded and other (1)	3,109	32,709
Balance as of December 31, 2011, gross of reinsurance	205,989	1,288,470
Less: Reinsurance ceded and other (1)	(3,109)	(32,709)
Balance as of January 1, 2012, net of reinsurance	202,880	1,255,761
Incurred losses related to:
Current year	121,051	280,183
Prior year's interest	7,575	54,696
Prior year (s)	(25,441)	(56,891)
Total incurred losses	103,185	277,988
Paid losses related to:
Current year	76,377	67,069
Prior year (s)	39,693	270,749
Total paid losses	116,070	337,818
Balance as of December 31, 2012, net of reinsurance	189,995	1,195,931
Plus: Reinsurance ceded and other (1)	2,612	33,494

	Group Term Life	Group Disability
Balance as of December 31, 2012 gross of reinsurance	$192,607	$1,229,425
Less: Reinsurance ceded and other (1)	(2,612)	(33,494)
Balance as of January 1, 2013, net of reinsurance	189,995	1,195,931
Incurred losses related to:
Current year	116,735	275,567
Prior year's interest	7,388	53,255
Prior year (s)	(12,207)	(29,995)
Total incurred losses	111,916	298,827
Paid losses related to:
Current year	72,794	68,769
Prior year (s)	41,891	262,215
Total paid losses	114,685	330,984
Balance as of December 31, 2013, net of reinsurance	187,226	1,163,774
Plus: Reinsurance ceded and other (1)	2,296	34,642
Balance as of December 31, 2013 gross of reinsurance	$189,522	$1,198,416

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's group disability products include short and long term disability coverage. Case and IBNR reserves for long-term disability claims have been discounted at 5.25% for claims incurred in 2010 and earlier, 4.75% for claims incurred in 2011 and 2012, and 4.25% for claims incurred in 2013. The amount of discounts deducted from outstanding reserves as of December 31, 2013 and 2012 are $365,234 and $388,934 respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Preneed Business

Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2013 and 2012 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2013 and 2012.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2013 and 2012 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2013 and 2012.

Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2013 and 2012. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2013 and 2012 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.

The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2013 and 2012. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG and LTC

Reserves for businesses previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $8,321, $8,143 and $6,180 for 2013, 2012 and 2011, respectively.

As of January 1, 2014, the Parent's Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under the Parent's Pension and Executive Pension Plans. Employees who are currently eligible, but not yet participating in the Parent's Pension and Executive Pension Plans, will remain eligible to participate in the future once they meet the Parent's Pension and Executive Pension Plans' requirements

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $5,781, $5,790 and $5,722 for 2013, 2012 and 2011, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2013, 2012 and 2011 the Company incurred expenses related to postretirement benefits of $321, $309 and $414, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

	Years Ended December 31,
	2013	2012	2011
Beginning balance	$20,600	$18,637	$19,666
Costs deferred	32,359	28,993	25,893
Amortization	(28,438)	(27,030)	(26,922)
Ending balance	$24,521	$20,600	$18,637

13. GOODWILL, VOBA AND OTHER INTANGIBLE ASSETS

Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2013	2012	2011
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment losses	(139,532)	(139,532)	(139,532)
Balance as of December 31:	$17,285	$17,285	$17,285

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

During September 2011, the FASB issued amended intangibles — goodwill and other guidance. This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2013, 2012 and 2011, we conducted our annual assessments of goodwill.

In 2013, 2012 and 2011, the Company performed a Step 1 test. Based on these tests, it was determined that goodwill was not impaired.

Information about VOBA is as follows:

	For the Years Ended December 31,
	2013	2012	2011
Beginning balance	$13,105	$14,833	$16,697
Amortization, net of interest accrued	(1,550)	(1,728)	(1,864)
Ending balance	$11,555	$13,105	$14,833

As of December 31, 2013, the entire outstanding balance of VOBA relates to the Company's preneed business. VOBA in this business assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2013 the estimated amortization of VOBA for the next five years and thereafter is as follows:

Year	Amount
2014	$1,425
2015	1,323
2016	1,227
2017	1,131
2018	961
Thereafter	5,488
Total	$11,555

Information about other intangible assets is as follows:

	As of December 31,
	2013			2012
	Carrying Value	Accumulated Amortization	Net Other Intangible Assets	Carrying Value	Accumulated Amortization	Net Other Intangible Assets
Contract based intangibles	$38,020	$(21,472)	$16,548	$38,020	$(19,685)	$18,335

Other intangible assets that have finite lives are amortized over their useful lives. The estimated amortization of other intangible assets, which mainly include customers contracts, are as follows:

Year	Amount
2014	$1,787
2015	1,787
2016	1,787
2017	1,787
2018	1,787
Thereafter	7,613
Total other intangible assets with finite lives	$16,548

14. ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Twelve Months Ended December 31, 2013
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2012	$311,354	$9,236	$320,590
Other comprehensive loss before reclassifications	(147,640)	(1,513)	(149,153)
Amounts reclassified from accumulated other comprehensive income	7,632	1,032	8,664
Net current-period other comprehensive loss	(140,008)	(481)	(140,489)
Balance at December 31, 2013	$171,346	$8,755	$180,101
	Twelve Months Ended December 31, 2012
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2011	$211,368	$5,743	$217,111
Other comprehensive income before reclassifications	96,013	3,524	99,537
Amounts reclassified from accumulated other comprehensive income	3,973	(31)	3,942
Net current-period other comprehensive income	99,986	3,493	103,479
Balance at December 31, 2012	$311,354	$9,236	$320,590
	Twelve Months Ended December 31, 2011
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2010	$107,706	$6,380	$114,086
Other comprehensive income before reclassifications	103,000	25	103,025
Amounts reclassified from accumulated other comprehensive income	662	(662)	0
Net current-period other comprehensive income (loss)	103,662	(637)	103,025
Balance at December 31, 2011	$211,368	$5,743	$217,111

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2013	2012	2011
Unrealized gains on securities	$11,741	$6,113	$1,018	Net realized gains on investments, excluding other-than-temporary impairment losses
	(4,109)	(2,140)	(356)	Provision for income taxes
	$7,632	$3,973	$662	Net of tax
OTTI	$1,588	$(47)	$(1,018)	Portion of net loss (gain) recognized in other comprehensive income, before taxes
	(556)	16	356	Provision for income taxes
	$1,032	$(31)	$(662)	Net of tax
Total reclassifications for the period	$8,664	$3,942	$0	Net of tax

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2013, 2012 and 2011, were $68,848, $78,866 and $92,366, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

16. COMMITMENTS AND CONTINGENCIES

The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2013, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2014	$6,083
2015	5,943
2016	5,788
2017	5,127
2018	4,503
Thereafter	63,823
Total minimum future lease payments	$91,267

Rent expense was $6,225, $6,377and $6,697 for 2013, 2012 and 2011, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Insurance Company
at December 31, 2013
Schedule I — Summary of Investments Other-Than-
Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which Shown in Balance Sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,562	$22,831	$22,831
States, municipalities and political subdivisions	46,457	48,544	48,544
Foreign governments	22,381	24,453	24,453
Asset-backed	789	851	851
Commercial mortgage-backed	5,223	5,537	5,537
Residential mortgage-backed	72,219	77,742	77,742
Corporate	2,146,023	2,412,526	2,412,526
Total fixed maturity securities	2,315,654	2,592,484	2,592,484
Equity securities:
Common stocks	92	418	418
Non-redeemable preferred stocks	94,375	99,848	99,848
Total equity securities	94,467	100,266	100,266
Commercial mortgage loans on real estate, at amortized cost	562,368	632,820	562,368
Policy loans	12,461	12,461	12,461
Short-term investments	64,457	64,457	64,457
Collateral held/pledged under securities agreements	42,229	42,232	42,232
Other investments	116,785	116,785	116,785
Total investments	$3,208,421	$3,561,505	$3,491,053

Union Security Insurance Company
for the years ended December 31, 2013, 2012 & 2011
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2013	$24,521	$2,743,876	$30,535	$1,679,730	$1,001,631	$182,960	$745,247	$28,438	$349,782
2012	$20,600	$2,804,648	$30,021	$1,695,090	$1,007,986	$198,728	$731,862	$27,030	$348,020
2011	$18,637	$2,897,210	$32,738	$1,761,578	$1,074,316	$203,635	$817,575	$26,921	$351,527

*  Includes amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company
for the years ended December 31, 2013
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$73,382,530	$10,129,336	$954,647	$64,207,841	1.5%
Premiums:
Life insurance	$275,659	$81,965	$4,983	$198,677	2.5%
Accident and health insurance	755,076	97,819	145,697	802,954	18.1%
Total earned premiums	$1,030,735	$179,784	$150,680	$1,001,631	15.0%
Benefits:
Life insurance	$380,798	$237,530	$20,624	$163,892	12.6%
Accident and health insurance	537,002	97,064	141,417	581,355	24.3%
Total policyholder benefits	$917,800	$334,594	$162,041	$745,247	21.7%

Union Security Insurance Company
for the years ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,453,196	$10,860,008	$981,157	$61,574,345	1.6%
Premiums:
Life insurance	$279,385	$89,869	$8,176	$197,692	4.1%
Accident and health insurance	760,390	100,033	149,937	810,294	18.5%
Total earned premiums	$1,039,775	$189,902	$158,113	$1,007,986	15.7%
Benefits:
Life insurance	$392,126	$253,829	$21,674	$159,971	13.5%
Accident and health insurance	486,912	51,151	136,130	571,891	23.8%
Total policyholder benefits	$879,038	$304,980	$157,804	$731,862	21.6%

Union Security Insurance Company
for the years ended December 31, 2011
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,604,673	$11,811,625	$6,534,460	$66,327,508	9.9%
Premiums:
Life insurance	$285,047	$94,132	$15,746	$206,661	7.6%
Accident and health insurance	785,022	95,513	178,146	867,655	20.5%
Total earned premiums	$1,070,069	$189,645	$193,892	$1,074,316	18.0%
Benefits:
Life insurance	$427,479	$272,036	$34,276	$189,719	18.1%
Accident and health insurance	602,212	138,784	164,428	627,856	26.2%
Total policyholder benefits	$1,029,691	$410,820	$198,704	$817,575	24.3%

Union Security Insurance Company
as of December 31, 2013, 2012 and 2011
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2013:
Valuation allowance for mortgage loans on real estate	$3,646	$(1,599)	$0	$0	$2,047
Valuation allowance for uncollectible agents balances	4,530	(68)	0	0	4,462
Valuation allowance for uncollectible accounts	16	6	0	0	22
Total	$8,192	$(1,661)	$0	$0	$6,531
2012:
Valuation allowance for mortgage loans on real estate	$5,381	$(1,735)	$0	$0	$3,646
Valuation allowance for uncollectible agents balances	4,655	(67)	0	58	4,530
Valuation allowance for uncollectible accounts	43	(27)	0	0	16
Total	$10,079	$(1,829)	$0	$58	$8,192
2011:
Valuation allowance for deferred tax assets	$10,523	$(10,523)	$0	$0	$0
Valuation allowance for mortgage loans on real estate	12,434	679	0	7,732	5,381
Valuation allowance for uncollectible agents balances	4,671	(16)	0	0	4,655
Valuation allowance for uncollectible accounts	0	43	0	0	43
Total	$27,628	$(9,817)	$0	$7,732	$10,079

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)	Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.(1)
	(2)	Not applicable.
	(3)	a) Assignment and Novation Agreement.(6) Consent to Assignment and Novation Agreement.(6) Principal Underwriter Agreement(6)
b) Form of Dealer Sales Agreement.(1)
	(4)	Form of Variable Annuity Contract.(2)
	(5)	Form of Application.(2)
	(6)	(a) Restated and Amended Articles of Incorporation of Union Security Insurance Company.(3)
(b) Restated By-Laws of Union Security Insurance Company.(4)
	(7)	Reinsurance Contract and Administrative Services Agreement.(1)
(8)

Fund Participation Agreements and Amendments

(a) AIM Variable Insurance Funds(4)

(b) AllianceBernstein Variable Products Series Fund, Inc.(4)

(c) Federated Insurance Series(4)

(d) Van Eik VIP Trust(4)

(e) Wells Fargo Variable Trust Funds

	(9)	(a) Opinion and Consent of Counsel.
	(9)	(b) Opinion and Consent of Counsel.
	(10)	(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	No Financial Statements are omitted.
	(12)	Not applicable.
	(13)	Not applicable.
	(26)	Organizational Chart(7)
	(99)	Copy of Power of Attorney.

(1)            Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed on April 19, 2002.

(2)            Incorporated by reference to the Initial Registration Statement File No. 033-63935 filed on November 16, 1995.

(3)            Incorporated by reference to Post-Effective Amendment No. 24 to the Registration File No. 333-43799, filed April 22, 2013.

(4)            Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 033-63935 filed on April 27, 2009.

(5)            Incorporated by reference to Post-Effective Amendment No. 27, to the Registration Statement, File No. 333-63935, filed on April 25, 2012.

(6)            Incorporated by reference to Post Effective Amendment No. 29, to the Registration Statement File No. 33-63935, filed on November 14, 2012.

(7)            Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1, File No. 333-166458, filed on April 15, 2014.

Item 25. Directors and Officers of Depositor

Name and Address	Position and Offices With Depositor
S. Craig Lemasters (2)	Director
Christopher J. Pagano (3)	Director
Michael J. Peninger (3)	Chairman of the Board
John Steven Roberts (1)	President and Chief Executive Officer, Director
Sylvia Wagner (3)	Director
Miles B. Yakre (1)	Senior Vice President, Chief Financial Officer and Treasurer, Director

(1)            Address: 2323 Grand Boulevard, Kansas City, MO 64108

(2)            Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

(3)            Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

Item 26. Persons Controlled By or Under Control With the Depositor or Registrant.

Incorporated Herewith

Items 27. Number of Contract Owners

As of February 28, 2014 there were 24,888 Contract Owners.

Item 28. Indemnification

Union Security’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)   HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I

Hartford Life Insurance Company - Separate Account One

Hartford Life Insurance Company - Separate Account Two

Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company - Separate Account Two (QP Variable Account)

Hartford Life Insurance Company - Separate Account Two (Variable Account "A")

Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company - Separate Account Ten

Hartford Life Insurance Company - Separate Account Three

Hartford Life Insurance Company - Separate Account Five

Hartford Life Insurance Company - Separate Account Seven

Hartford Life Insurance Company - Separate Account Eleven

Hartford Life Insurance Company - Separate Account Twelve

Hartford Life and Annuity Insurance Company - Separate Account One

Hartford Life and Annuity Insurance Company - Separate Account Ten

Hartford Life and Annuity Insurance Company - Separate Account Three

Hartford Life and Annuity Insurance Company - Separate Account Five

Hartford Life and Annuity Insurance Company - Separate Account Six

Hartford Life and Annuity Insurance Company - Separate Account Seven

Union Security Life Insurance Company of New York - Separate Account A

Union Security Insurance Company - Variable Account C

Union Security Insurance Company - Variable Account D

(b)  Directors and Officers of HSD:

POSITIONS AND OFFICES
NAME	WITH UNDERWRITER

Diana Benken	Chief Financial Officer and Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer and Chief Compliance Officer
Kathleen E. Jorens (2)	Vice President, Assistant Treasurer
Robert W. Paiano (2)	Senior Vice President, Treasurer
Cathleen Shine	Secretary
Diane E. Tatelman	Vice President
Eamon J. Twomey	Vice President and Chief Operating Officer
Jane Wolak	Chairman of the Board, Chief Executive Officer and President, Director

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 07089.

(1)     Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(2)     Address: One Hartford Plaza, Hartford, CT 06155

(c)       None.

Item 30. Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:	576 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Securities Distribution:	200 Hopmeadow Street, Simsbury, CT 06089

Item 31. Management Services

Effective April 1, 2001, Union Security Insurance Company (“Union Security”) contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company (“Hartford Life”), a subsidiary of The Hartford Financial Services Group. Although Union Security remains responsible for  all contract terms and conditions, Hartford Life is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Union Security.

Item 32. Undertakings

(a)           The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)           The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)            The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)           The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 15th day of April, 2014.

VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY

(Registrant)

By:	John Steven Roberts	*By:	/s/ Lisa Proch
	John Steven Roberts		Lisa Proch
	President and Chief Executive Officer, Director*		Attorney-in-Fact

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	John Steven Roberts
John Steven Roberts
President and Chief Executive Officer, Director*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

S. Craig Lemasters, Director*
Christopher J. Pagano, Director*
Michael J. Peninger, Chairman of the Board*
John Steven Roberts, President and Chief Executive
Officer, Director*	*By:	/s/ Lisa Proch
Sylvia Wagner, Director*		Lisa Proch
Miles B. Yakre, Senior Vice President, Chief Financial		Attorney-in-Fact
Officer and Treasurer, Director*	Date:	April 15, 2014

EXHIBIT INDEX

9(a)	Opinion and Consent of Counsel.
9(b)	Opinion and Consent of Counsel.
10(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
10(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99	Copy of Power of Attorney.